UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22473

Virtus Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

ANNUAL REPORT
November 30, 2025

Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.
Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) adopted a Managed Distribution Plan (the “Plan”) that provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written notice issued pursuant to Section 19(a) of the Investment Company Act of 1940 indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in the Fund’s notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/ZTR

MESSAGE TO SHAREHOLDERS

To Virtus Closed-End Fund Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the fiscal year ended November 30, 2025.
The fiscal year saw periods of market decline alternating with surging markets. The uncertainty stemmed from tariff and trade policy, inflation and employment data, and Federal Reserve (Fed) policy. After leaving interest rates unchanged during much of 2025, the Fed enacted rate cuts at its September, October and December meetings.
Domestic equity indexes posted gains for the 12 months ended November 30, 2025. U.S. large-capitalization stocks were up 15.00%, as measured by the S&P 500® Index, while small-cap stocks returned 4.09%, as measured by the Russell 2000® Index. International equities had strong returns for the fiscal year, with developed markets, as measured by the MSCI EAFE® Index (net), returning 24.50%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), gained 29.51%.
In fixed income markets, the yield on the 10-year Treasury was 4.02% on November 30, 2025, down from 4.18% on November 30, 2024. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned 5.70% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 7.55%.
For the fiscal year, the three sectors of emerging markets debt returned 11.90% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, 7.62% for hard currency corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index, and 15.24% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index.
If you have any questions about your Fund, please call our shareholder service team at 1-866-270-7788. We appreciate your business and wish you all the best in the coming year.
Sincerely,

George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
January 2026

Please refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2025
About the Fund:
Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage allows the Fund to borrow at short-term rates with the expectation to invest at higher yields on its investments. As of November 30, 2025, the Fund’s leverage consisted of approximately $39 million of borrowings made pursuant to margin financing, which represented approximately 29% of the Fund’s managed assets.
Manager Comments – Newfleet Asset Management (“Newfleet”)
Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the portfolio team at Newfleet and covers the Fund’s portfolio for the fiscal year ended November 30, 2025.
How did the markets perform during the Fund’s fiscal year ended November 30, 2025?
The Federal Reserve (the “Fed”) continued to adjust monetary policy by lowering interest rates by a total of 0.75% during the fiscal year. Monetary policy was the economic focal point during the reporting period, following the results of the highly anticipated U.S. presidential election.
Most of the reporting period was defined by several key policies from the second Trump administration, including tariffs and trade, immigration, and taxes. “Liberation Day” was marked by tariffs that were significantly higher than market expectations. This led to a period of financial market volatility while economists and analysts considered the potential economic implications. Markets rebounded from the lows following the tariff announcements as legal challenges, implementation delays, and immediate economic impacts remained subdued. While the final outcomes of tariffs and other policies remained unknown, financial markets gained confidence over the period as the economy remained solid, inflation remained rangebound, and geopolitical risks showed early signs of easing.
Economic data in the U.S. continued to point to a resilient economy. Growth improved after a weak first half of 2025, with inflation staying contained and unemployment staying near historically low levels despite some downside surprises. This allowed the Fed to resume its easing policy with federal fund rate reductions of 0.25% at each of its September and October meetings. Global monetary policy remained desynchronized, with divergences among the European Central Bank (“ECB”), the Bank of England, and the Bank of Japan. Geopolitical developments were mixed during the latter part of the period, with volatility re-emerging in the Russia/Ukraine conflict following the Alaska summit in August, while the Middle East saw some signs of progress.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
The continuing market rebound resulted in generally positive financial market performance for the fiscal year. Fixed income sector performance was also positive. Most spread sectors, or securities other than government debt, outperformed U.S. Treasuries, and the U.S. Treasury yield curve steepened. The 2-year Treasury yield decreased by 0.66%, the 5-year Treasury yield decreased by 0.45%, the 10-year Treasury yield decreased by 0.16%, and the 30-year Treasury yield moved 0.30% higher.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended November 30, 2025, the Fund’s net asset value (“NAV”) returned 10.04%, while its market price returned 10.02%. The Bloomberg Global Aggregate Bond Index, which serves as the Fund’s benchmark, returned 5.57%.
The Fund’s underweight to U.S. Treasuries contributed positively to performance during the fiscal year. Allocation and selection within emerging markets sovereign debt and investment grade corporate bonds, as well as the Fund’s allocation to high yield corporate bonds, had a positive impact on performance for the 12-month period.
Selection within high yield corporates, bank loans, and asset-backed securities had a negative impact on performance during the period.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
Average Annual Total Returns1  for periods ended 11/30/25

	1 Year	5 Years	10 Years
Market Value[1,2]	10.02%	3.47%	5.90%
Net Asset Value[1,2]	10.04%	3.13%	4.75%
Bloomberg Global Aggregate Bond Index[1,3]	5.57%	-1.94%	1.29%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost.

[2]
Performance reflects the deduction of Fund operating expenses. Performance does not reflect the incurrence of brokerage expenses, which typically apply to exchange traded products. Total return net of brokerage expenses would be lower than the total returns on market value shown in the table.
Average annual total return is the annual compound return for the indicated period. It reflects the change in share price and the reinvestment of all dividends and capital gains. Returns for periods of one year or less are cumulative returns.

[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2025
About the Fund:
Stone Harbor Emerging Markets Income Fund’s (NYSE: EDF) (the “Fund”) investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities with the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At November 30, 2025, the Fund had borrowings of approximately $39 million, which represented about 20% of the Fund’s managed assets.
During the year ended November 30, 2025, the Fund issued an additional 2,478,201 common shares pursuant to an “at-the-market” (“ATM”) offering program, resulting in $12.4 million of net proceeds to the Fund. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Fund’s net asset value. The cash proceeds are invested pursuant to the Fund’s investment objectives.
Manager Comments – Stone Harbor Investment Partners (“Stone Harbor”)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt. With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor and covers the Fund’s portfolio for the fiscal year ended November 30, 2025.
How did the markets perform during the Fund’s fiscal year ended November 30, 2025?
Global markets experienced significant volatility over the 12-month period, driven by persistent U.S.–China trade tensions, tariff escalations, and inflation concerns amid a hawkish U.S. Federal Reserve (“Fed”) early in the year. As the year progressed, Germany’s fiscal reforms, allowing higher national defense and infrastructure spending, provided a boost to European sentiment. However, the later months of the fiscal year were marked by a 43-day U.S. government shutdown that delayed key economic data, a renewal of geopolitical shocks in Ukraine and the Middle East, and ongoing global trade frictions. The Fed held rates at 4.25%–4.50% midyear but signaled potential easing as labor conditions softened and inflation remained sticky.
The reporting period closed with the 10-year U.S. Treasury yield at 4.02%. Emerging markets debt, as represented by the JPMorgan EMBI Global Diversified Index, delivered strong returns of 11.90%, while the JPMorgan CEMBI Broad Diversified Index returned 7.62%. Local currency debt, as represented by the JPMorgan GBI-EM Global Diversified Index, posted robust gains of 15.24%, supported by foreign exchange dynamics despite late-year volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
What factors affected the Fund’s performance during its fiscal year?
The Fund’s total return on net asset value (“NAV”) for the 12 months ended November 30, 2025, was 20.83%. For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets debt (hard currency sovereign debt, corporate debt, and local currency sovereign debt), returned 11.58%. A key driver of the Fund’s performance was positive returns from country selection in the hard currency sovereign debt sector.
At the country level, the largest contributors to performance were overweights to U.S. dollar-denominated sovereign debt in Argentina, Venezuela, Ecuador, Mexico, and Egypt. Other contributors to performance included local currency debt exposures in Colombia and India.
The top detractors from Fund performance included issue selection in U.S. dollar-denominated sovereign bonds in Argentina and Egypt. U.S. dollar-denominated corporate debt country selection in Brazil detracted from performance. In the local currency debt sector, exposure to the Czech koruna and Turkish lira, as well as Columbian local currency bonds, detracted from performance.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, and foreign exchange risk, and to seek to efficiently gain certain investment exposures. These derivative positions may increase or decrease the Fund’s exposure to these risks. For the reporting period, derivatives contributed 0.62% to Fund performance.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
Average Annual Total Returns1  for periods ended 11/30/25

	1 Year	5 Years	10 Years
Market Value[1,2]	13.68%	6.55%	5.91%
Net Asset Value[1,2]	20.83%	8.28%	5.74%
Composite Index[1,3]	11.58%	2.11%	4.15%
J.P. Morgan GBI-EM Global Diversified Index[1,3]	15.24%	1.51%	3.50%
J.P. Morgan CEMBI Broad Diversified Index[3]	7.62%	2.68%	4.59%
J.P. Morgan EMBI Global Diversified Index[1,3]	11.90%	2.02%	4.18%
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s
Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected.
Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]	The indexes are unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2025
About The Fund
Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment objective of capital appreciation, with current income as a secondary objective. The Fund seeks to meet its objectives through a balance of equity and fixed income investments. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. As of November 30, 2025, the Fund’s leverage consisted of approximately $165 million of borrowings made pursuant to margin financing, which represented about 29% of the Fund’s total assets.
For the fiscal year ended November 30, 2025, the Fund’s NAV returned 13.76%, including $0.60 in reinvested distributions, and its market price returned 17.03%.  For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg U.S. Aggregate Bond Index (representing fixed income) returned 8.06%.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portion for the fiscal year ended November 30, 2025.
How did the equity markets perform during the Fund’s fiscal year ended November 30, 2025?
Global developed markets equities rose 16.99%, as measured by the MSCI World Index (net), the 12-month period, with Japan leading among strong results across the globe. Solid earnings reports and continued optimism surrounding artificial intelligence (“AI”) were key drivers of market performance. In addition, interest rate policies transitioned from restrictive to cautious easing, led by the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”).
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), returned 9.56% for the reporting period, trailing the broader market. Transportation stocks led performance, lifted by resilient airport passenger volumes and strong pricing for managed lane toll roads. Utilities followed closely, with AI-driven data center demand boosting U.S. growth and grid investments supporting European peers.
Midstream energy and communications stocks underperformed. Commodity price weakness weighed on midstream companies, as investors remained cautious amid oversupplied crude oil markets and uncertain demand. Wireless towers posted the weakest results: near-term fundamentals were solid, but concerns about customer consolidation weighed on performance.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
For the 12 months ended November 30, 2025, the equity portion of the Fund, including the impact of leverage employed by the Fund, returned 18.66% (gross of fees and expenses), outperforming the equity portfolio’s benchmark, the FTSE Developed Core Infrastructure 50/50 Index (net), which returned 9.56%.
Overall, sector allocation was negative, while stock selection was positive. Sector allocation was hurt by overweight positions in communications and midstream energy, as well as underweight positions in utilities and transportation. Positive stock selection in transportation and utilities was partly offset by negative selection in communications and midstream energy.
At the security level, the largest positive contributors to performance were Ferrovial SE, Iberdrola SA, and E.ON SE. Ferrovial SE is a diversified transportation infrastructure company with exposure to toll roads and airports. The company’s stock traded higher due to strong volume growth and pricing increases that exceeded inflation. Iberdrola is a Spain-based utility with operations in Spain, the U.K. and the U.S. Iberdrola enjoyed strong profit growth, record investment in electric grids and renewables, favorable regulation, and a strong balance sheet, all of which drove investor confidence and share price appreciation. E.ON SE is a leading electric utility company serving Germany. The stock performed well as management offered a positive outlook through 2028 highlighted by higher electric grid capital expenditures.
The largest detractors from performance were underweights to Transurban Group, American Electric Power, and PG&E Corp. Transurban develops and manages toll roads in Australia and is a benchmark stock held at an underweight position in the portfolio. The company reported strong traffic volumes and improved margins, and conveyed a positive outlook for its upcoming project pipeline. Transurban’s strong gains for the year negatively impacted the relative performance of the portfolio due to the underweight. American Electric Power (AEP), a multi-state utility headquartered in Ohio, benefited from supportive regulatory frameworks in Ohio, Texas, and Indiana, along with rising electricity demand from data centers. Management reported robust earnings growth and raised long-term growth targets through 2030. As a benchmark stock not held in the portfolio, AEP’s strong performance negatively impacted relative returns. PG&E Corp. is a utility serving Central and Northern California. While the company’s territory experienced no major wildfires in 2025, PG&E’s shares declined in sympathy with the Los Angeles wildfires, reflecting lingering investor concerns given its historical wildfire-related losses.
Manager Comments - Newfleet Asset Management (“Newfleet”)
Newfleet manages the Fund’s fixed income portfolio, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the fiscal year ended November 30, 2025.
How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2025?
The Fed continued to adjust monetary policy by lowering interest rates by a total of 0.75% during the fiscal year. Monetary policy was the economic focal point during the reporting period, following the results of the highly anticipated presidential election in the U.S.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
Most of the reporting period was defined by several key policies from the second Trump administration, including tariffs and trade, immigration, and taxes. “Liberation Day” was marked by tariffs that were significantly higher than market expectations. This led to a period of financial market volatility while economists and analysts considered the potential economic implications. Markets rebounded from the lows following the tariff announcements as legal challenges, implementation delays, and immediate economic impacts remained subdued. While the final outcomes of tariffs and other policies remained unknown, financial markets gained confidence over the period as the economy remained solid, inflation remained rangebound, and geopolitical risks showed early signs of easing.
Economic data in the U.S. continued to point to a resilient economy. Growth improved after a weak first half of 2025, with inflation staying contained and unemployment staying near historically low levels despite some downside surprises. This allowed the Fed to resume its easing policy with federal fund rate reductions of 0.25% at each of its September and October meetings. Global monetary policy remained desynchronized, with divergences among the ECB, the Bank of England, and the Bank of Japan. Geopolitical developments were mixed during the latter part of the period, with volatility re-emerging in the Russia/Ukraine conflict following the Alaska summit in August, while the Middle East saw some signs of progress.
The continuing market rebound resulted in generally positive financial market performance for the fiscal year. Fixed income sector performance was also positive. Most spread sectors, or securities other than government debt, outperformed U.S. Treasuries, and the U.S. Treasury yield curve steepened. The 2-year Treasury yield decreased by 0.66%, the 5-year Treasury yield decreased by 0.45%, the 10-year Treasury yield decreased by 0.16%, and the 30-year Treasury yield moved 0.30% higher.
What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?
For the 12 months ended November 30, 2025, the fixed income portion of the Fund, including the impact of leverage employed by the Fund, returned 10.93% (gross of fees and expenses), while the Bloomberg U.S. Aggregate Bond Index, which serves as the fixed income portfolio’s benchmark, returned 5.70%.
The portfolio’s underweight to U.S. Treasuries contributed to performance during the period. Allocation and selection within emerging markets sovereign debt, an allocation to high yield corporate bonds, and selection within investment grade corporate bonds all had a positive impact on performance for the fiscal year.
Selection within high yield corporates and bank loans had a negative impact on performance during the period. The portfolio’s underweight to agency residential mortgage-backed securities also detracted from performance.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.05 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy.  Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
Average Annual Total Returns1  for periods ended 11/30/25

	1 Year	5 Years	10 Years
Market Value[1,2]	17.03%	6.81%	8.46%
Net Asset Value[1,2]	13.76%	7.31%	7.91%
Virtus Total Return Fund Inc. Linked Benchmark[1]	8.06%	4.38%	5.38%
Bloomberg U.S. Aggregate Bond Index[1,3]	5.70%	-0.31%	1.99%
FTSE Developed Core Infrastructure 50/50 Index (net)[1,3]	9.56%	7.35%	7.68%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2025
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purpose of this calculation, to be reinvested at prices under the Fund’s Automatic
Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning and ending values.

[3]	The indexes are unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

  PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2025
The following tables present the portfolio holdings within certain industries/sectors or countries as a percentage of total investments (excluding reverse repurchase agreements and swap contracts) at November 30, 2025.
Asset Allocation
Global Multi-Sector Income Fund
Corporate Bonds and Notes		35%
Financials	12%
Energy	8
Industrials	3
All other Corporate Bonds and Notes	12
Foreign Government Securities		35
Mortgage-Backed Securities		13
Asset-Backed Securities		7
Leveraged Loans		6
Exchange-Traded Fund		2
U.S. Government Securities		2
Total		100%
Stone Harbor Emerging Markets Income
Fund
Foreign Government Securities		69%
Corporate Bonds and Notes		29
Exploration & Production	19%
Refining	4
Financial & Lease	2
Metals, Mining & Steel	2
All other Corporate Bonds and Notes	2
Credit Linked Notes		2
Total		100%
Total Return Fund Inc.
Common Stocks		74%
Utilities	37%
Industrials	23
Energy	10
All Other Common Stocks	4
Corporate Bonds and Notes		10
Financials	3
Energy	2
Industrials	1
All Other Corporate Bonds and Notes	4
Mortgage-Backed Securities		7
Foreign Government Securities		4
Asset-Backed Securities		3
Leveraged Loans		2
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
Country Weightings

Global Multi-Sector Income Fund
United States	51%
Mexico	3
Turkey	2
Brazil	2
Argentina	2
Colombia	2
Saudi Arabia	2
Other	36
Total	100%
Stone Harbor Emerging Markets Income Fund
Mexico	19%
Argentina	16
Brazil	7
Egypt	6
Colombia	5
South Africa	5
Ukraine	3
Other	39
Total	100%

Total Return Fund Inc.
United States	63%
Canada	8
Spain	7
United Kingdom	5
France	4
Australia	2
Netherlands	2
Other	9
Total	100%

KEY INVESTMENT TERMS (Unaudited)
November 30, 2025
Bloomberg Global Aggregate Bond Index
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Stone Harbor Emerging Markets Income Fund Composite Index: 33% J.P. Morgan EMBI Global Diversified / 33% J.P. Morgan CEMBI Broad Diversified / 33% J.P. Morgan GBI-EM Global Diversified
The Stone Harbor Emerging Markets Income Fund composite index consists of 33.33% J.P. Morgan EMBI Global Diversified Index, 33.33% J.P. Morgan CEMBI Broad Diversified Index and 33.33% J.P. Morgan GBI-EM Global Diversified Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Designated Activity Company (“DAC”)
A new company type that was created as part of the New Companies Act 2014, which came into force on June 1st, 2015, in Ireland. This limited company type is applicable to those companies who wish to outline and define a specific type of business in their constitution, rather than have unlimited powers as per the LTD company type.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks of all 17 European Union Member States whether or not they have adopted the Euro.
European Union (“EU”)
The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (“Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member

KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2025
board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. Dollars.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The

KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2025
index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Public Limited Company (“plc”)
A public limited company is a type of public company allowed to offer its shares to the public and is listed on a stock exchange. This designation is used in the United Kingdom.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Société à responsabilité limitée (“S.a.r.l”)
A French term for a limited liability company.
Virtus Total Return Fund Inc. Linked Benchmark
The Virtus Total Return Fund Inc. Linked Benchmark consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Virtus Total Return Fund Linked benchmark prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped lndex and 40% Bloomberg U.S. Aggregate Bond Index.

KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2025
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS
November 30, 2025
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—2.6%
U.S. Treasury Bonds
4.500%, 11/15/54	$35	$34
4.625%, 2/15/55	1,760	1,745
4.750%, 5/15/55	670	678
Total U.S. Government Securities (Identified Cost $2,436)		2,457

Foreign Government Securities—48.8%
Abu Dhabi Government International Bond 144A 3.125%, 9/30/49(2)(3)	378	276
Arab Republic of Egypt
144A 8.500%, 1/31/47(2)	1,163	1,086
144A 8.750%, 9/30/51(2)	334	315
Benin Government International Bond 144A 7.960%, 2/13/38(2)	267	271
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/31	3,070 BRL	513
Bulgaria Government International Bond RegS 5.000%, 3/5/37(4)	292	293
Costa Rica Government 144A 7.300%, 11/13/54(2)	119	132
Czech Republic Government Bond 1.750%, 6/23/32	13,310 CZK	546
Dominican Republic
144A 5.875%, 10/28/35(2)	200	200
144A 6.600%, 6/1/36(2)	125	131
144A 6.950%, 3/15/37(2)	142	151
144A 6.850%, 1/27/45(2)	305	314
RegS 6.950%, 3/15/37(4)	565	602
Dubai Government International Bonds RegS 3.900%, 9/9/50(3)(4)	205	158
	Par Value(1)	Value

Foreign Government Securities—continued
Eagle Funding Luxco S.a.r.l. 144A 5.500%, 8/17/30(2)(3)	$318	$323
Federal Republic of Ethiopia 144A 6.625%, 12/11/25(2)(5)	79	85
Federative Republic of Brazil
5.500%, 11/6/30	262	267
6.000%, 10/20/33	215	219
6.625%, 3/15/35	556	575
7.125%, 5/13/54	196	196
7.250%, 1/12/56	646	645
Honduras Government 144A 8.625%, 11/27/34(2)	120	132
Hungary Government International Bond
144A 6.250%, 9/22/32(2)	367	392
144A 5.500%, 6/16/34(2)	108	109
144A 6.000%, 9/26/35(2)	112	117
144A 5.500%, 3/26/36(2)(3)	1,114	1,114
Islamic Republic of Pakistan 144A 7.375%, 4/8/31(2)	383	376
KSA Ijarah Sukuk Ltd. 144A 4.875%, 9/9/35(2)(3)	67	68
Kyrgyz Republic International Bond 144A 7.750%, 6/3/30(2)	357	360
Lebanon Government International Bond RegS 7.000%, 3/23/32(4)(5)	370	81
Malaysia Government Bond 2.632%, 4/15/31(3)	2,360 MYR	551
Mex Bonos Desarr
8.500%, 5/31/29	6,150 MXN	341
7.750%, 11/13/42	4,700 MXN	222
Oman Government International Bond 144A 6.500%, 3/8/47(2)	851	926
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Angola
144A 8.000%, 11/26/29(2)	$343	$331
144A 9.244%, 1/15/31(2)	315	311
144A 8.750%, 4/14/32(2)	511	488
144A 9.125%, 11/26/49(2)	233	198
Republic of Argentina
0.750%, 7/9/30(6)	1,950	1,612
4.125%, 7/9/35(6)	834	593
Republic of Cameroon RegS 9.500%, 7/31/31(4)	672	644
Republic of Chile
3.500%, 1/31/34	37	34
4.950%, 1/5/36(3)	523	530
5.330%, 1/5/54(3)	505	499
3.250%, 9/21/71	254	162
Republic of Colombia
7.375%, 4/25/30	946	1,001
8.500%, 4/25/35	51	57
8.000%, 11/14/35	530	571
7.750%, 11/7/36	209	219
8.750%, 11/14/53	200	224
Republic of Ecuador
RegS 6.900%, 7/31/30(4)(6)	803	781
RegS 5.000%, 7/31/40(4)(6)	103	78
Republic of El Salvador
144A 8.625%, 2/28/29(2)	160	170
RegS 9.250%, 4/17/30(4)	211	227
RegS 7.650%, 6/15/35(4)	332	341
RegS 7.625%, 2/1/41(4)	76	75
Republic of Gabon
144A 6.625%, 2/6/31(2)	778	585
	Par Value(1)	Value

Foreign Government Securities—continued
144A 7.000%, 11/24/31(2)	$145	$108
Republic of Ghana
144A 0.000%, 7/3/26(2)(7)	5	5
144A 0.000%, 1/3/30(2)(7)	14	12
RegS 0.000%, 7/3/26(4)(7)	4	4
RegS 0.000%, 1/3/30(4)(7)	11	10
RegS 5.000%, 7/3/35(4)(6)	561	496
Republic of Guatemala 144A 6.875%, 8/15/55(2)	267	284
Republic of Indonesia
2.850%, 2/14/30(3)	252	238
1.850%, 3/12/31(3)	125	110
5.600%, 1/15/35(3)	254	270
4.200%, 10/15/50(3)	281	233
5.100%, 2/10/54	59	57
3.200%, 9/23/61	63	41
Republic of Ivory Coast
144A 7.625%, 1/30/33(2)	114	119
144A 6.125%, 6/15/33(2)	664	641
144A 8.075%, 4/1/36(2)	115	119
144A 8.250%, 1/30/37(2)	127	133
Republic of Kazakhstan 144A 5.500%, 7/1/37(2)	450	461
Republic of Kenya
144A 8.000%, 5/22/32(2)	65	65
144A 7.875%, 10/9/33(2)	191	183
144A 9.500%, 3/5/36(2)	301	305
Republic of Mozambique 144A 9.000%, 9/15/31(2)(6)	219	186
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Nigeria
144A 7.375%, 9/28/33(2)	$463	$455
144A 10.375%, 12/9/34(2)	715	828
Republic of Panama
7.500%, 3/1/31	53	58
8.000%, 3/1/38	608	700
3.870%, 7/23/60	144	95
Republic of Peru
2.783%, 1/23/31	59	55
3.000%, 1/15/34(3)	128	112
5.375%, 2/8/35	322	331
5.875%, 8/8/54(3)	120	121
3.600%, 1/15/72	411	265
Republic of Philippines
4.750%, 3/5/35(3)	593	595
3.700%, 3/1/41(3)	680	574
Republic of Poland
5.750%, 11/16/32(3)	258	278
4.875%, 10/4/33(3)	454	461
5.125%, 9/18/34(3)	302	310
5.375%, 2/12/35(3)	263	274
5.500%, 4/4/53	85	82
Republic of Senegal
144A 6.250%, 5/23/33(2)	331	202
RegS 7.750%, 6/10/31(4)	446	289
Republic of South Africa
5.375%, 7/24/44	120	102
5.650%, 9/27/47	705	597
8.750%, 2/28/48	9,800 ZAR	536
144A 7.950%, 11/19/54(2)	258	277
Republic of Sri Lanka
144A 4.000%, 4/15/28(2)	49	47
144A 3.100%, 1/15/30(2)(6)	102	96
144A 3.350%, 3/15/33(2)(6)	103	89
144A 3.600%, 6/15/35(2)(6)	588	446
	Par Value(1)	Value

Foreign Government Securities—continued
144A 3.600%, 2/15/38(2)(6)	$97	$89
Republic of Turkiye
7.625%, 4/26/29	775	832
9.125%, 7/13/30	154	176
7.250%, 5/29/32	226	240
7.625%, 5/15/34	387	416
6.500%, 1/3/35	59	59
6.950%, 9/16/35	266	273
4.875%, 4/16/43	780	600
Republic of Zambia
144A 5.750%, 6/30/33(2)(6)	170	164
144A 0.500%, 12/31/53(2)	169	116
Republica Orient Uruguay
5.100%, 6/18/50(3)	722	691
4.975%, 4/20/55(3)	238	220
Romania Government International Bond 144A 5.875%, 1/30/29(2)	227	234
Romanian Government International Bond
144A 7.125%, 1/17/33(2)	309	335
144A 6.375%, 1/30/34(2)	158	163
144A 5.750%, 3/24/35(2)	566	554
144A 6.625%, 5/16/36(2)	772	797
Saudi International Bond
144A 5.625%, 1/13/35(2)(3)	585	623
144A 4.500%, 10/26/46(2)(3)	1,051	916
RegS 5.625%, 1/13/35(3)(4)	550	586
Trinidad & Tobago Government International Bond
144A 5.950%, 1/14/31(2)	145	146
144A 6.400%, 6/26/34(2)	113	114
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
RegS 6.400%, 6/26/34(4)	$53	$53
UAE International Government Bond 144A 4.050%, 7/7/32(2)(3)	150	151
Ukraine Government Bond
144A 4.500%, 2/1/29(2)(6)	43	31
144A 0.000%, 2/1/30(2)(6)	8	4
144A 4.500%, 2/1/34(2)(6)	581	340
144A 4.500%, 2/1/35(2)(6)	162	93
144A 4.500%, 2/1/36(2)(6)	2	1
RegS 4.500%, 2/1/29(4)(6)	51	36
RegS 0.000%, 2/1/30(4)(6)	9	5
RegS 0.000%, 2/1/34(4)(6)	34	16
RegS 4.500%, 2/1/34(4)(6)	319	187
RegS 4.500%, 2/1/35(4)(6)	95	55
RegS 4.500%, 2/1/36(4)(6)	9	5
United Mexican States
5.375%, 3/22/33(3)	643	641
4.875%, 5/19/33(3)	100	97
3.500%, 2/12/34(3)	467	405
6.350%, 2/9/35	39	41
3.771%, 5/24/61	169	106
3.750%, 4/19/71	948	569
Uzbekistan International Bond 144A 6.900%, 2/28/32(2)	367	392
Total Foreign Government Securities (Identified Cost $44,265)		45,745
	Par Value(1)	Value

Mortgage-Backed Securities—17.5%
Agency—9.6%
Federal Home Loan Mortgage Corporation
Pool #SD6322 4.500%, 8/1/53	$803	$793
Pool #SD8494 5.500%, 1/1/55	1,347	1,365
Pool #SL0627 6.000%, 10/1/54	1,187	1,218
Pool #SL1127 6.000%, 12/1/54	1,203	1,232
Federal National Mortgage Association
Pool #FA0685 6.000%, 1/1/55	565	580
Pool #FA1728 6.000%, 10/1/53	1,217	1,248
Pool #FS4438 5.000%, 11/1/52	765	767
Pool #FS7751 4.000%, 3/1/53	1,279	1,223
Pool #MA5072 5.500%, 7/1/53	564	573
		8,999

Non-Agency—7.9%
A&D Mortgage Trust 2023-NQM3, A1 144A 6.733%, 7/25/68(2)(3)(8)	91	92
Ajax Mortgage Loan Trust 2022-B, A1 144A 3.500%, 3/27/62(2)(3)(8)	422	411
ALA Trust 2025-OANA, A (1 month Term SOFR + 1.743%, Cap N/A, Floor 1.743%) 144A 5.702%, 6/15/40(2)(8)	270	271
Angel Oak Mortgage Trust
2022-5, A1 144A 4.500%, 5/25/67(2)(3)(8)	307	305
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
2023-1, A1 144A 4.750%, 9/26/67(2)(3)(8)	$127	$126
Arroyo Mortgage Trust 2019-1, A1 144A 3.805%, 1/25/49(2)(3)(8)	45	43
BBCMS Mortgage Trust 2018-TALL, A (1 month Term SOFR + 0.919%, Cap N/A, Floor 0.872%) 144A 4.878%, 3/15/37(2)(8)	245	230
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56(3)	165	169
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(2)(3)(8)	410	391
CENT 2025-CITY, A 144A 5.091%, 7/10/40(2)(8)	330	336
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(2)(3)(8)	258	248
COLT Mortgage Loan Trust 2022-4, A1 144A 4.301%, 3/25/67(2)(3)(8)	111	110
EFMT 2025-NQM2, A1 144A 5.596%, 6/25/70(2)(3)(8)	171	172
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(2)(3)(8)	18	18
Fashion Show Mall LLC 2024-SHOW, A 144A 5.274%, 10/10/41(2)(8)	280	285
Homes Trust 2023-NQM2, A1 144A 6.456%, 2/25/68(2)(3)(8)	339	340
Hudson Yards Mortgage Trust 2025-SPRL, A 144A 5.649%, 1/13/40(2)(8)	250	260
JPMorgan Chase Mortgage Trust 2014-5, B2 144A 2.576%, 10/25/29(2)(3)(8)	163	157
MFA Trust 2022-INV2, A1 144A 4.950%, 7/25/57(2)(8)	530	528
MIRA Trust 2023-MILE, A 144A 6.755%, 6/10/38(2)	170	177
	Par Value(1)	Value

Non-Agency—continued
New Residential Mortgage Loan Trust 2018-3A, A1 144A 4.500%, 5/25/58(2)(3)(8)	$331	$325
NYC Commercial Mortgage Trust 2025-300P, A 144A 4.879%, 7/13/42(2)(8)	425	428
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(2)(3)(8)	21	21
PRET Trust 2025-NPL1, A1 144A 6.063%, 2/25/55(2)(8)	226	227
RFR Trust 2025-SGRM, A 144A 5.562%, 3/11/41(2)(8)	345	353
ROCK Trust 2024-CNTR, C 144A 6.471%, 11/13/41(2)	215	224
Towd Point Mortgage Trust
2016-4, B1 144A 3.970%, 7/25/56(2)(3)(8)	260	254
2017-1, M1 144A 3.750%, 10/25/56(2)(3)(8)	265	262
2017-4, A2 144A 3.000%, 6/25/57(2)(3)(8)	171	164
2018-6, A2 144A 3.750%, 3/25/58(2)(3)(8)	215	201
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(2)	150	148
Verus Securitization Trust 2023-8, A1 144A 6.259%, 12/25/68(2)(3)(8)	166	168
		7,444

Total Mortgage-Backed Securities (Identified Cost $16,368)		16,443

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Asset-Backed Securities—10.0%
Automobiles—3.3%
Arivo Acceptance Auto Loan Receivables Trust
2024-1A, B 144A 6.870%, 6/17/30(2)	$396	$405
2025-1A, A2 144A 4.920%, 5/15/29(2)	330	329
Carmax Select Receivables Trust 2025-B, C 4.830%, 6/16/31	335	337
DT Auto Owner Trust 2023-1A, D 144A 6.440%, 11/15/28(2)	450	457
Huntington Bank Auto Credit-Linked Notes 2024-1, B1 144A 6.153%, 5/20/32(2)	129	131
LAD Auto Receivables Trust
2021-1A, D 144A 3.990%, 11/15/29(2)	248	248
2023-2A, D 144A 6.300%, 2/15/31(2)	365	372
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(2)	320	320
U.S. Bank N.A. 2023-1, B 144A 6.789%, 8/25/32(2)	87	89
Veros Auto Receivables Trust 2024-1, C 144A 7.570%, 12/15/28(2)	350	359
		3,047

Other—6.7%
Amur Equipment Finance Receivables XV LLC 2025-1A, D 144A 5.680%, 8/20/32(2)	340	347
Aqua Finance Trust 2024-A, B 144A 5.060%, 4/18/50(2)	355	360
BXG Receivables Note Trust 2023-A, A 144A 5.770%, 11/15/38(2)	176	180
	Par Value(1)	Value

Other—continued
Commercial Equipment Finance LLC 2024-1A, A 144A 5.970%, 7/16/29(2)	$174	$176
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(2)(9)	461	276
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(2)	394	408
Jersey Mike’s Funding LLC
2019-1A, A2 144A 4.433%, 2/15/50(2)	1	1
2024-1A, A2 144A 5.636%, 2/15/55(2)	417	426
Libra Solutions LLC 2024-1A, A 144A 5.880%, 9/30/38(2)	335	335
MMP Capital LLC 2025-A, B 144A 5.720%, 12/15/31(2)	239	244
MVW LLC 2024-1A, A 144A 5.320%, 2/20/43(2)	233	237
NMEF Funding LLC 2025-A, B 144A 5.180%, 7/15/32(2)	345	349
Planet Fitness Master Issuer LLC 2024-1A, A2I 144A 5.765%, 6/5/54(2)	416	422
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(2)	420	422
RCKT Mortgage Trust 2024-CES3, A1A 144A 6.591%, 5/25/44(2)(8)	279	283
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(2)	421	424
Taco Bell Funding LLC 2025-1A, A2I 144A 4.821%, 8/25/55(2)	335	335
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Towd Point Mortgage Trust 2025-CES4, A1A 144A 5.091%, 10/25/65(2)(3)(8)	$256	$257
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(2)	260	259
USQ Rail III LLC 2024-1A, A 144A 4.990%, 9/28/54(2)	339	341
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(2)	252	237
		6,319

Total Asset-Backed Securities (Identified Cost $9,442)		9,366

Corporate Bonds and Notes—49.4%
Communication Services—2.4%
CMG Media Corp. 144A 8.875%, 6/18/29(2)(3)	200	164
CSC Holdings LLC
144A 7.500%, 4/1/28(2)	295	177
144A 11.750%, 1/31/29(2)(3)	200	141
DIRECTV Financing LLC
144A 8.875%, 2/1/30(2)(3)	150	149
144A 8.875%, 2/1/30(2)(3)	15	15
DISH Network Corp. 144A 11.750%, 11/15/27(2)(3)	135	141
Gray Media, Inc. 144A 9.625%, 7/15/32(2)(3)	185	192
IHS Holding Ltd. 144A 8.250%, 11/29/31(2)	175	182
Millennium Escrow Corp. 144A 6.625%, 8/1/26(2)(3)	250	242
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(2)	275	67
Sinclair Television Group, Inc. 144A 8.125%, 2/15/33(2)(3)	120	125
Snap, Inc.
144A 6.875%, 3/1/33(2)(3)	140	144
144A 6.875%, 3/15/34(2)(3)	65	66
	Par Value(1)	Value

Communication Services—continued
Telesat Canada 144A 6.500%, 10/15/27(2)(3)	$180	$80
Turkcell Iletisim Hizmetleri AS 144A 7.650%, 1/24/32(2)	200	211
Univision Communications, Inc. 144A 8.000%, 8/15/28(2)(3)	135	139
		2,235

Consumer Discretionary—2.8%
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/54(3)	270	277
Ashtead Capital, Inc. 144A 5.550%, 5/30/33(2)	310	321
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)(3)	80	76
Dick’s Sporting Goods, Inc. 4.100%, 1/15/52(3)	290	215
Ford Motor Credit Co. LLC 7.350%, 3/6/30(3)	200	215
Forvia SE 144A 6.750%, 9/15/33(2)(3)	125	127
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(2)(3)	50	50
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	183	179
New Home Co., Inc. (The)
144A 9.250%, 10/1/29(2)(3)	125	130
144A 8.500%, 11/1/30(2)(3)	5	5
Newell Brands, Inc. 6.625%, 9/15/29(3)	127	125
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	175	172
Polaris, Inc. 5.600%, 3/1/31(3)	265	268
Taylor Morrison Communities, Inc. 144A 5.750%, 11/15/32(2)(3)	10	10
Under Armour, Inc. 144A 7.250%, 7/15/30(2)(3)	95	95
Wayfair LLC 144A 6.750%, 11/15/32(2)(3)	50	51
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Consumer Discretionary—continued
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	$270	$266
		2,582

Consumer Staples—0.8%
Albertsons Cos., Inc.
144A 4.875%, 2/15/30(2)(3)	250	248
144A 5.750%, 3/31/34(2)(3)	15	15
Pilgrim’s Pride Corp. 6.250%, 7/1/33(3)	215	231
Post Holdings, Inc. 144A 6.375%, 3/1/33(2)(3)	120	121
Primo Water Holdings, Inc. 144A 6.250%, 4/1/29(2)(3)	125	126
		741

Energy—10.9%
Adnoc Murban Rsc Ltd. 144A 4.500%, 9/11/34(2)(3)	263	261
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)(3)	150	158
BP Capital Markets plc 4.875% (3)(10)	245	244
Buckeye Partners LP 144A 6.750%, 2/1/30(2)(3)	75	79
Caturus Energy LLC 144A 8.500%, 2/15/30(2)(3)	155	160
Columbia Pipelines Operating Co. LLC 144A 6.036%, 11/15/33(2)(3)	215	231
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(2)(3)	150	139
Ecopetrol S.A.
4.625%, 11/2/31(3)	195	174
8.875%, 1/13/33	97	104
Energean Israel Finance Ltd. 144A, RegS 5.875%, 3/30/31(2)(4)	115	111
Energy Transfer LP Series H 6.500% (3)(10)	245	246
	Par Value(1)	Value

Energy—continued
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	$290	$269
Genesis Energy LP 8.875%, 4/15/30(3)	250	264
Geopark Ltd. 144A 8.750%, 1/31/30(2)(3)	153	145
Harbour Energy plc 144A 6.327%, 4/1/35(2)(3)	275	282
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	185	194
HF Sinclair Corp. 6.250%, 1/15/35(3)	275	290
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(2)	170	172
Kodiak Gas Services LLC 144A 6.750%, 10/1/35(2)(3)	65	67
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(2)(3)	155	153
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(2)(4)	150	152
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(2)	30	31
Mesquite Energy, Inc. 144A 7.250%, 7/15/26(2)(9)	135	— (11)
Nabors Industries Ltd. 144A 7.500%, 1/15/28(2)(3)	100	100
Occidental Petroleum Corp.
5.550%, 10/1/34(3)	70	71
6.200%, 3/15/40(3)	140	143
Pertamina Persero PT
144A 2.300%, 2/9/31(2)(3)	245	217
RegS 6.450%, 5/30/44(4)	231	248
Petroleos de Venezuela S.A.
RegS 9.000%, 11/17/21(4)(5)	2,824	706
RegS 12.750%, 2/17/22(4)(5)	1,220	350
Petroleos del Peru S.A. RegS 4.750%, 6/19/32(3)(4)	450	379
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Petroleos Mexicanos
6.500%, 1/23/29(3)	$125	$127
7.690%, 1/23/50	536	478
6.950%, 1/28/60(3)	364	294
6.375%, 1/23/45(3)	299	237
6.350%, 2/12/48	520	406
Petronas Capital Ltd.
144A 3.500%, 4/21/30(2)(3)	326	318
144A 5.848%, 4/3/55(2)(3)	428	454
Sempra Infrastructure Partners LP 144A 3.250%, 1/15/32(2)(3)	405	362
South Bow Canadian Infrastructure Holdings Ltd. 7.500%, 3/1/55	85	90
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	250	250
Tidewater, Inc. 144A 9.125%, 7/15/30(2)(3)	110	118
Transocean International Ltd.
144A 8.250%, 5/15/29(2)(3)	35	36
144A 8.750%, 2/15/30(2)(3)	169	176
144A 8.500%, 5/15/31(2)(3)	130	131
144A 7.875%, 10/15/32(2)(3)	10	10
Uzbekneftegaz JSC 144A 8.750%, 5/7/30(2)	121	128
Venture Global LNG, Inc.
144A 9.000%(2)(3)(10)	80	68
144A 9.875%, 2/1/32(2)(3)	100	104
Western Midstream Operating LP 5.250%, 2/1/50(3)	160	139
YPF S.A. 144A 9.500%, 1/17/31(2)	167	175
		10,241

Financials—17.4%
Acrisure LLC
144A 8.250%, 2/1/29(2)	90	94
144A 6.000%, 8/1/29(2)(3)	145	142
AerCap Ireland Capital DAC
6.950%, 3/10/55(3)	150	157
6.500%, 1/31/56(3)	235	242
Albion Financing 1 S.a.r.l. 144A 7.000%, 5/21/30(2)(3)	130	135
	Par Value(1)	Value

Financials—continued
Allianz SE 144A 6.350%, 9/6/53(2)(3)	$200	$215
Altice Financing S.A. 144A 5.000%, 1/15/28(2)	355	237
Altice France Lux 3 144A 10.000%, 1/15/33(2)(3)	37	35
American Express Co. 5.625%, 7/28/34(3)	160	168
American National Group, Inc. 7.000%, 12/1/55	41	41
Apollo Debt Solutions BDC 6.900%, 4/13/29(3)	170	178
Apollo Global Management, Inc. 6.000%, 12/15/54(3)	275	270
Ascent Resources Utica Holdings LLC 144A 6.625%, 7/15/33(2)(3)	115	117
Azorra Finance Ltd. 144A 7.250%, 1/15/31(2)(3)	105	110
Azule Energy Finance plc 144A 8.125%, 1/23/30(2)	175	176
Banco de Credito del Peru S.A. 144A 6.450%, 7/30/35(2)	238	246
Banco de Credito e Inversiones S.A. 144A 7.500% (2)(3)(10)	235	249
Banco Mercantil del Norte S.A. 144A 8.375% (2)(3)(10)	212	221
Bank of America Corp. 5.518%, 10/25/35(3)	355	367
Barclays plc 7.437%, 11/2/33(3)	295	340
BBVA Mexico S.A. Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 8.125%, 1/8/39(2)(3)	205	222
Blackstone Private Credit Fund 6.000%, 11/22/34(3)	220	223
Block, Inc.
6.500%, 5/15/32(3)	110	115
144A 6.000%, 8/15/33(2)(3)	35	36
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Blue Owl Finance LLC 6.250%, 4/18/34(3)	$245	$252
BNSF Funding Trust I 6.613%, 12/15/55(3)	210	210
Broadstreet Partners Group LLC 144A 5.875%, 4/15/29(2)(3)	160	160
Capital One Financial Corp.
2.359%, 7/29/32(3)	145	127
6.377%, 6/8/34(3)	130	141
Capital Power U.S. Holdings, Inc. 144A 6.189%, 6/1/35(2)	90	95
Charles Schwab Corp. (The) Series H 4.000% (10)	215	200
Chobani Holdco II LLC (8.750% Cash or 9.500% PIK) 144A 8.750%, 10/1/29(2)(12)	— (11)	— (11)
Cipher Compute LLC 144A 7.125%, 11/15/30(2)(3)	15	15
Citigroup, Inc.
6.270%, 11/17/33(3)	145	159
6.174%, 5/25/34(3)	134	143
Series X 3.875%(3)(10)	155	154
Constellation Oil Services Holding S.A. 144A 9.375%, 11/7/29(2)(3)	167	171
Corebridge Financial, Inc. 6.375%, 9/15/54(3)	331	334
DAE Funding LLC 144A 3.375%, 3/20/28(2)(3)	246	240
Deutsche Bank AG 5.403%, 9/11/35(3)	280	287
Drawbridge Special Opportunities Fund LP 144A 5.950%, 9/17/30(2)(3)	200	192
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(2)	130	135
F&G Annuities & Life, Inc. 6.500%, 6/4/29(3)	230	240
	Par Value(1)	Value

Financials—continued
Fifth Third Bancorp 4.337%, 4/25/33(3)	$245	$240
Flutter Treasury DAC 144A 5.875%, 6/4/31(2)(3)	275	278
Froneri Lux FinCo S.a.r.l. 144A 6.000%, 8/1/32(2)(3)	55	56
FS Luxembourg S.a.r.l.
144A 8.875%, 2/12/31(2)	106	109
144A 8.625%, 6/25/33(2)(3)	54	55
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	137	156
144A 7.950%, 10/15/54(2)(3)	70	72
Global Payments, Inc. 5.550%, 11/15/35(3)	265	265
Goldman Sachs Group, Inc. (The) 6.450%, 5/1/36(3)	135	149
Grifols S.A. 144A 4.750%, 10/15/28(2)(3)	175	171
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(2)(3)	80	83
HA Sustainable Infrastructure Capital, Inc. 6.375%, 7/1/34(3)	266	272
Huntington Bancshares, Inc. 5.709%, 2/2/35(3)	270	284
Icon Investments Six DAC 6.000%, 5/8/34(3)	265	281
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(2)	105	107
JH North America Holdings, Inc. 144A 6.125%, 7/31/32(2)(3)	270	277
JPMorgan Chase & Co.
5.350%, 6/1/34	135	142
6.254%, 10/23/34(3)	200	221
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	155	152
Lloyds Banking Group plc 6.625% (10)	20	20
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Melco Resorts Finance Ltd. 144A 5.375%, 12/4/29(2)(3)	$275	$267
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(3)	370	364
Morgan Stanley
6.342%, 10/18/33(3)	160	177
5.948%, 1/19/38(3)	174	184
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	261	250
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 7.010%, 4/30/43(3)(8)	137	137
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)	140	141
NatWest Group plc 6.475%, 6/1/34	200	210
NextEra Energy Capital Holdings, Inc. 6.500%, 8/15/55(3)	205	217
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	200	212
OneMain Finance Corp. 7.125%, 11/15/31(3)	285	297
Opal Bidco SAS 144A 6.500%, 3/31/32(2)(3)	15	16
Organon & Co. 144A 4.125%, 4/30/28(2)(3)	215	210
Park River Holdings, Inc. 144A 8.000%, 3/15/31(2)(3)	20	21
Phoenix Aviation Capital Ltd. 144A 9.250%, 7/15/30(2)(3)	90	96
Prudential Financial, Inc. 6.750%, 3/1/53(3)	220	234
Reinsurance Group of America, Inc. 6.650%, 9/15/55(3)	225	232
Rivers Enterprise Lender LLC 144A 6.250%, 10/15/30(2)(3)	30	30
	Par Value(1)	Value

Financials—continued
Rocket Cos., Inc. 144A 6.375%, 8/1/33(2)(3)	$100	$105
Saks Global Enterprises LLC 144A 11.000%, 12/15/29(2)	50	10
SGUS LLC 144A 11.000%, 12/15/29(2)(3)	65	52
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	370	392
South Bow USA Infrastructure Holdings LLC 5.584%, 10/1/34(3)	120	121
State Street Corp. Series I 6.700% (3)(10)	170	176
Stellantis Finance U.S., Inc. 144A 6.450%, 3/18/35(2)(3)	195	203
Synergy Infrastructure Holdings LLC 144A 7.875%, 12/1/30(2)(3)	20	21
Toronto-Dominion Bank (The) 8.125%, 10/31/82(3)	235	247
UBS Group AG 144A 4.988%, 8/5/33(2)(3)	310	316
Wells Fargo & Co.
5.389%, 4/24/34(3)	145	152
Series BB 3.900%(3)(10)	265	264
		16,335

Health Care—2.3%
180 Medical, Inc. 144A 5.300%, 10/8/35(2)(3)	275	274
Amneal Pharmaceuticals LLC 144A 6.875%, 8/1/32(2)(3)	5	5
Baxter International, Inc. 5.650%, 12/15/35	265	270
Community Health Systems, Inc. 144A 5.250%, 5/15/30(2)(3)	230	217
CVS Health Corp. 6.750%, 12/10/54(3)	129	134
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	335	309
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
GENMAB A/S
144A 6.250%, 12/15/32(2)	$5	$5
144A 7.250%, 12/15/33(2)	10	11
HCA, Inc. 5.500%, 6/1/33	220	231
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	250	269
144A 10.000%, 6/1/32(2)	85	90
Molina Healthcare, Inc. 144A 6.250%, 1/15/33(2)(3)	60	60
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(2)(3)	65	69
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(2)	30	31
Universal Health Services, Inc.
2.650%, 1/15/32(3)	41	36
5.050%, 10/15/34(3)	145	143
		2,154

Industrials—4.4%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(2)(3)	300	290
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)	271	272
Altice France S.A.
144A 6.500%, 4/15/32(2)(3)	96	94
144A 6.875%, 7/15/32(2)(3)	142	139
Boeing Co. (The) 5.930%, 5/1/60(3)	160	159
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 9/15/36(2)(3)	326	301
Builders FirstSource, Inc. 144A 6.375%, 3/1/34(2)(3)	235	244
Carpenter Technology Corp. 144A 5.625%, 3/1/34(2)(3)	5	5
Cimpress plc 144A 7.375%, 9/15/32(2)(3)	150	153
Clarios Global LP
144A 6.750%, 2/15/30(2)(3)	5	5
	Par Value(1)	Value

Industrials—continued
144A 6.750%, 9/15/32(2)(3)	$35	$36
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(2)(3)	210	168
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	256	236
Garda World Security Corp. 144A 8.375%, 11/15/32(2)(3)	145	149
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	265	278
Global Medical Response, Inc. 144A 7.375%, 10/1/32(2)(3)	75	79
Herc Holdings, Inc. 144A 7.250%, 6/15/33(2)(3)	45	48
Icahn Enterprises LP 144A 10.000%, 11/15/29(2)(3)	200	201
LBM Acquisition LLC 144A 6.250%, 1/15/29(2)(3)	250	224
Neptune Bidco U.S., Inc.
144A 9.290%, 4/15/29(2)(3)	200	199
144A 10.375%, 5/15/31(2)(3)	20	20
TransDigm, Inc. 144A 6.625%, 3/1/32(2)(3)	235	244
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37	224	236
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)	215	223
VoltaGrid LLC 144A 7.375%, 11/1/30(2)(3)	125	125
White Cap Supply Holdings LLC 144A 7.375%, 11/15/30(2)	40	41
		4,169

Information Technology—1.0%
Booz Allen Hamilton, Inc. 144A 4.000%, 7/1/29(2)(3)	145	142
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
Cloud Software Group, Inc. 144A 9.000%, 9/30/29(2)(3)	$175	$180
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(2)(3)	55	55
Gartner, Inc. 144A 3.750%, 10/1/30(2)(3)	280	266
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)	85	84
Rocket Software, Inc. 144A 9.000%, 11/28/28(2)(3)	100	103
WULF Compute LLC 144A 7.750%, 10/15/30(2)(3)	110	114
		944

Materials—2.9%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(2)	455	45
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	370	365
Capstone Copper Corp. 144A 6.750%, 3/31/33(2)(3)	215	223
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(2)(3)	75	78
Corp. Nacional del Cobre de Chile
144A 5.950%, 1/8/34(2)(3)	97	102
RegS 6.440%, 1/26/36(4)	59	64
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(2)(3)	320	319
Illuminate Buyer LLC 144A 9.000%, 7/1/28(2)	48	48
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(3)	120	102
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(3)	260	259
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/30(2)	215	187
	Par Value(1)	Value

Materials—continued
Samarco Mineracao S.A. (9.500% PIK) 144A 9.500%, 6/30/31(2)(3)(12)	$189	$189
Solstice Advanced Materials, Inc. 144A 5.625%, 9/30/33(2)(3)	10	10
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	100	106
Trivium Packaging Finance B.V.
144A 8.250%, 7/15/30(2)(3)	15	16
144A 12.250%, 1/15/31(2)	70	75
Westlake Corp. 5.550%, 11/15/35(3)	265	267
WR Grace Holdings LLC 144A 5.625%, 8/15/29(2)(3)	282	265
		2,720

Real Estate—0.4%
Iron Mountain, Inc. 144A 6.250%, 1/15/33(2)(3)	135	138
Millrose Properties, Inc. 144A 6.250%, 9/15/32(2)(3)	115	116
Port of Spain Waterfront Development RegS 7.875%, 2/19/40(3)(4)	131	131
		385

Utilities—4.1%
AES Corp. (The) 7.600%, 1/15/55(3)	135	138
Alpha Generation LLC 144A 6.250%, 1/15/34(2)(3)	50	50
CMS Energy Corp. 4.750%, 6/1/50	285	279
Comision Ejecutiva Hidroelectrica del Rio Lempa 144A 8.650%, 1/24/33(2)	132	140
Dominion Energy, Inc.
6.200%, 2/15/56(3)	195	197
Series B 7.000%, 6/1/54	115	125
Electricite de France S.A. 144A 6.900%, 5/23/53(2)(3)	180	203
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
Enel Finance International N.V. 144A 7.500%, 10/14/32(2)(3)	$160	$185
Entergy Corp. 7.125%, 12/1/54	210	221
Eskom Holdings 144A 8.450%, 8/10/28(2)	521	558
Ferrellgas LP 144A 5.875%, 4/1/29(2)	170	162
Limak Yenilenebilir Enerji AS 144A 9.625%, 8/12/30(2)	150	146
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(3)	30	31
144A 8.375%, 2/15/32(2)(3)	155	161
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	245	272
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(2)(3)	534	533
Southern California Edison Co. 6.000%, 1/15/34(3)	205	216
Vistra Corp. 144A 8.000% (2)(3)(10)	125	128
Vistra Operations Co. LLC 144A 6.875%, 4/15/32(2)(3)	120	126
		3,871

Total Corporate Bonds and Notes (Identified Cost $46,339)		46,377

Leveraged Loans—8.5%
Chemicals—0.2%
Ineos Finance plc 2030 (1 month Term SOFR + 3.250%) 7.166%, 2/18/30(8)	34	29
Lummus Technology Holdings V LLC Tranche B (1 month Term SOFR + 2.500%) 6.416%, 12/31/29(8)	79	79
	Par Value(1)	Value

Chemicals—continued
Nouryon Finance B.V. 2024, Tranche B-1 (3-6 month Term SOFR + 3.250%) 7.036%, 4/3/28(8)	$58	$57
USALCO LLC 2025 (1 month Term SOFR + 3.500%) 7.416%, 9/30/31(8)	42	42
		207

Consumer Durables—0.1%
Gloves Buyer, Inc. (1 month Term SOFR + 4.000%) 7.916%, 5/21/32(8)	90	89
Skechers U.S.A., Inc. Tranche B-1 (3 month Term SOFR + 3.250%) 7.308%, 9/12/32(8)	35	35
		124

Consumer Non-Durables—0.2%
AI Aqua Merger Sub, Inc. 2025, Tranche B (1-3 month Term SOFR + 3.000%) 6.854% - 6.873%, 7/31/28(8)	137	137
Albion Financing 3 S.a.r.l. 2025, Tranche A (3 month Term SOFR + 3.000%) 6.868%, 5/21/31(8)	84	84
		221

Energy—0.7%
AL GCX Fund VIII Holdings LLC Tranche B (1 month Term SOFR + 2.000%) 5.992%, 1/30/32(8)	70	70
Blackfin Pipeline LLC (1 month Term SOFR + 3.000%) 6.938%, 9/29/32(8)	120	120
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
CVR CHC LP Tranche B (3 month Term SOFR + 4.000%) 8.002%, 12/30/27(8)	$64	$64
Epic Crude Services LP Tranche B (3 month Term SOFR + 2.500%) 6.340%, 10/15/31(8)	121	121
M6 ETX Holdings II Midco LLC Tranche B (1 month Term SOFR + 2.500%) 6.416%, 4/1/32(8)	98	99
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 2.500%) 6.340%, 2/16/28(8)	139	139
		613

Financials—0.3%
Acrisure LLC 2024, Tranche B-6 (1 month Term SOFR + 3.000%) 6.916%, 11/6/30(8)	99	99
Pac Dac LLC (3 month Term SOFR + 3.250%) 7.108%, 10/28/30(8)	200	198
		297

Food / Tobacco—0.3%
Aspire Bakeries Holdings LLC (1 month Term SOFR + 3.500%) 7.416%, 12/23/30(8)	69	70
Del Monte Foods Corp. II, Inc. (1 month Term SOFR + 9.600%) 13.559%, 4/2/26(8)	23	21
Del Monte Foods, Inc.
(1 month Term SOFR + 9.600%) 13.559%, 4/2/26(8)	33	27
	Par Value(1)	Value

Food / Tobacco—continued
(3 month Term SOFR + 4.900%) 8.923%, 8/2/28(9)(13)	$100	$1
(3 month Term SOFR + 8.150%) 12.321%, 8/2/28(13)	19	9
(3-6 month Term SOFR + 4.400%) 8.173% - 8.423%, 8/2/28(9)(13)	43	1
Red SPV LLC (1 month Term SOFR + 2.250%) 6.210%, 3/15/32(8)	135	135
		264

Food and Drug—0.1%
Dechra Pharmaceuticals Holdings Ltd. Tranche B-1 (6 month Term SOFR + 3.250%) 7.447%, 1/27/32(8)	80	80
Snacking Investments Bidco Pty Ltd. (3 month Term SOFR + 3.000%) 6.838%, 10/12/32(8)	35	35
		115

Forest Prod / Containers—0.1%
Clydesdale Acquisition Holdings, Inc. Tranche B (1 month Term SOFR + 3.175%) 7.091%, 4/13/29(8)	50	50
Klockner Pentaplast of America, Inc. Tranche B (5 month Term SOFR + 4.975%) 9.019%, 2/12/26(8)	157	71
		121

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—0.3%
Catawba Nation Gaming Authority Tranche B (1 month Term SOFR + 4.750%) 8.666%, 3/28/32(8)	$105	$107
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.500%) 7.502%, 11/12/29(8)	84	72
Turquoise Topco Ltd. Tranche B 0.000%, 8/13/32(8)(14)	65	64
		243

Health Care—1.3%
Argent Finco LLC 0.000%, 11/12/32(8)(14)	25	25
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 7.916%, 9/29/28(8)	98	98
Cotiviti, Inc. (1 month Term SOFR + 2.750%) 6.734%, 5/1/31(8)	93	89
Endo Finance Holdings, Inc. Tranche B (1 month Term SOFR + 4.000%) 7.916%, 4/23/31(8)	25	25
Financiere Mendel (3 month Term SOFR + 2.750%) 6.593%, 11/8/30(8)	30	30
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.101%, 10/1/27(8)	144	143
Genmab A/S Tranche B 0.000%, 11/19/32(8)(14)	20	20
Global Medical Response, Inc. (3 month Term SOFR + 3.500%) 7.384%, 10/1/32(8)	65	65
	Par Value(1)	Value

Health Care—continued
Grifols Worldwide Operations USA, Inc. Tranche B (3 month Term SOFR + 2.150%) 5.972%, 11/15/27(8)	$120	$120
Hanger, Inc.
(1 month Term SOFR + 3.500%) 7.416%, 10/23/31(8)	3	3
(1 month Term SOFR + 3.500%) 7.416%, 10/23/31(8)	140	141
Lannett Co., Inc. First Lien 2.000%, 6/16/30(9)	7	6
LifePoint Health, Inc.
Tranche B (1-3 month Term SOFR + 3.750%) 7.655% - 7.709%, 5/16/31(8)	119	119
Tranche B-2 (3 month Term SOFR + 3.500%) 7.660%, 5/16/31(8)	25	25
Modivcare, Inc. (3 month Term SOFR + 6.750%) 10.752%, 7/1/31(5)	35	14
Radiology Partners, Inc. Tranche B (3 month Term SOFR + 4.500%) 8.502%, 6/30/32(8)	125	124
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 8.352%, 11/20/26(8)	183	158
		1,205

Housing—0.3%
Chariot Buyer LLC 2025, Tranche B (1 month Term SOFR + 3.000%) 6.916%, 9/8/32(8)	118	119
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Housing—continued
Green Infrastructure Partners, Inc. (3 month Term SOFR + 2.750%) 6.753%, 9/24/32(8)	$60	$60
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.000%) 7.001%, 1/17/32(8)	89	89
		268

Information Technology—1.3%
Applied Systems, Inc.
2024, Second Lien (3 month Term SOFR + 4.500%) 8.502%, 2/23/32(8)	15	15
Tranche B-1 (3 month Term SOFR + 2.500%) 6.502%, 2/24/31(8)	244	245
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 7.252%, 7/6/29(8)	142	118
Cloud Software Group, Inc. Tranche B-2 (3 month Term SOFR + 3.250%) 7.252%, 3/21/31(8)	139	139
ConnectWise LLC (3 month Term SOFR + 3.762%) 7.763%, 9/29/28(8)	81	81
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 8.843%, 12/12/29(8)	138	138
ECL Entertainment LLC 2025, Tranche B (1 month Term SOFR + 3.000%) 6.916%, 8/30/30(8)	108	107
Ion Platform Finance U.S., Inc. (3 month Term SOFR + 3.750%) 7.685%, 10/7/32(8)	95	90
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 6.916%, 8/31/28(8)	104	104
	Par Value(1)	Value

Information Technology—continued
Rocket Software, Inc. (1 month Term SOFR + 3.750%) 7.666%, 11/28/28(8)	$103	$103
Trio Bidco, Inc.
Tranche B 0.000%, 10/29/32(8)(14)	6	6
Tranche B 0.000%, 10/29/32(8)(14)	59	59
UKG, Inc. Tranche B (3 month Term SOFR + 2.500%) 6.338%, 2/10/31(8)	34	34
		1,239

Manufacturing—0.6%
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 8.484%, 9/28/28(8)	89	88
Dynamo U.S. Bidco, Inc. Tranche B-1 (1 month Term SOFR + 3.250%) 7.234%, 9/30/31(8)	30	30
Glatfelter Corp. Tranche B (3 month Term SOFR + 4.250%) 8.072%, 11/4/31(8)	93	91
Innio Group Holding GmbH Tranche B-2 (3 month Term SOFR + 2.250%) 6.134%, 11/2/28(8)	115	115
LSF12 Crown U.S. Commercial Bidco LLC 2025 (1 month Term SOFR + 3.500%) 7.484%, 12/2/31(8)	136	137
TK Elevator Midco GmbH Tranche B (6 month Term SOFR + 2.750%) 6.947%, 4/30/30(8)	119	120
		581

Media / Telecom - Broadcasting—0.3%
CMG Media Corp. (3 month Term SOFR + 3.600%) 7.601%, 6/18/29(8)	130	118
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Broadcasting—continued
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.500%) 7.416%, 1/31/29(8)	$128	$127
		245

Media / Telecom - Cable/Wireless Video—0.2%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.166%, 9/18/30(8)	98	95
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.512%) 9.352%, 8/2/29(8)	37	37
		132

Media / Telecom - Diversified Media—0.3%
Century DE Buyer LLC 2025 (3 month Term SOFR + 3.000%) 6.840%, 10/30/30(8)	107	107
McGraw-Hill Education, Inc. 2025, Tranche B (1 month Term SOFR + 2.850%) 6.766%, 8/6/31(8)	70	71
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 9.012%, 4/11/29(8)	116	113
		291

Media / Telecom - Telecommunications—0.3%
Altice France S.A.
Tranche B-11 (3 month Term SOFR + 4.125%) 8.110%, 5/1/28(8)	163	161
	Par Value(1)	Value

Media / Telecom - Telecommunications—continued
Tranche B-12 (3 month Term SOFR + 5.063%) 9.048%, 10/30/28(8)	$15	$15
Level 3 Financing, Inc. Tranche B-4 (1 month Term SOFR + 3.250%) 7.166%, 3/29/32(8)	120	120
		296

Media / Telecom - Wireless Communications—0.2%
Viasat, Inc. (1 month Term SOFR + 4.614%) 8.530%, 3/2/29(8)	137	137
Retail—0.3%
CNT Holdings I Corp. 2025 (3 month Term SOFR + 2.250%) 6.090%, 11/8/32(8)	118	118
Harbor Freight Tools USA, Inc. (1 month Term SOFR + 2.250%) 6.166%, 6/11/31(8)	74	73
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 7.513%, 3/3/28(8)	105	103
		294

Service—1.1%
Amentum Holdings LLC (1 month Term SOFR + 2.250%) 6.166%, 9/29/31(8)	130	130
Ascend Learning LLC (1 month Term SOFR + 3.000%) 6.916%, 12/11/28(8)	106	106
BIFM U.S. Finance LLC 2025, First Lien (1 month Term SOFR + 3.250%) 7.166%, 5/31/28(8)	99	99
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Service—continued
DG Investment Intermediate Holdings 2, Inc. (1 month Term SOFR + 3.750%) 7.666%, 7/9/32(8)	$121	$121
Garda World Security Corp. (1 month Term SOFR + 3.000%) 6.948%, 2/1/29(8)	107	107
Kuehg Corp. (3 month Term SOFR + 2.750%) 6.752%, 6/12/30(8)	92	87
NAB Holdings LLC 2025 0.000%, 11/24/28(8)(14)	135	130
Omnia Partners LLC (3 month Term SOFR + 2.500%) 6.359%, 7/25/30(8)	74	75
Openlane, Inc. 2025 (3 month Term SOFR + 2.500%) 6.365%, 10/8/32(8)	30	30
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 8.016%, 11/2/27(8)	147	144
		1,029

Utilities—0.0%
Hamilton Projects Acquiror LLC (1 month Term SOFR + 2.500%) 6.416%, 5/30/31(8)	28	28
Total Leveraged Loans (Identified Cost $8,232)		7,950

	Shares
Preferred Stock—0.3%
Financials—0.3%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)(3)	275 (15)	274
Total Preferred Stock (Identified Cost $275)		274
	Shares	Value

Common Stocks—0.1%
Communication Services—0.1%
Altice Luxembourg S.A.(16)	154	$2
Atento Luxco 1 S.A.(16)	4,072	74
		76

Consumer Discretionary—0.0%
MYT Holding LLC Class B(9)(16)	29,850	7
NMG Parent LLC Escrow(9)(16)	618	—
		7

Health Care—0.0%
Lannett Co., Inc.(9)(16)	1,663	46
Total Common Stocks (Identified Cost $104)		129

Exchange-Traded Fund—2.9%
State Street SPDR Bloomberg High Yield Bond ETF(17)	27,535	2,689
Total Exchange-Traded Fund (Identified Cost $2,664)		2,689

Total Long-Term Investments—140.1% (Identified Cost $130,125)		131,430

TOTAL INVESTMENTS—140.1% (Identified Cost $130,125)		$131,430
Other assets and liabilities, net—(40.1)%		(37,648)
NET ASSETS—100.0%		$93,782
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
JSC	Joint Stock Company
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depositary Receipt

Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)
Security exempt from registration under
Rule 144A of the Securities Act of 1933. These
securities may be resold in transactions exempt
from registration, normally to qualified
institutional buyers. At November 30, 2025,
these securities amounted to a value of $63,893
or 68.1% of net assets.

(3)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $51,916.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Security in default; no interest payments are being received.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of November 30, 2025.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)
Variable rate security. Rate disclosed is as of
November 30, 2025. Information in parenthesis
represents benchmark and reference rate for
each security. Certain variable rate securities are
not based on a published reference rate and
spread but are determined by the issuer or agent
and are based on current market conditions, or,
for mortgage-backed securities, are impacted by
the individual mortgages which are paying off
over time. These securities do not indicate a
reference rate and spread in their descriptions.

(9)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(10)	No contractual maturity date.
(11)	Amount is less than $500 (not in thousands).
(12)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(13)	Security in default; interest payments are being received.
(14)	This loan will settle after November 30, 2025, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(15)	Value shown as par value.
(16)	Non-income producing.
(17)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
As of November 30, 2025, the Fund has the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Hanger, Inc., 10/23/31	$16	$15	$16	$— (1)
USALCO LLC 2025, 9/30/31	4	5	4	— (1)
Total	$20	$20	$20	$— (1)

(1)	Amount is less than $500 (not in thousands).

The following table summarizes the value of the Fund’s investments as of November 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$2,457	$—	$2,457	$—
Foreign Government Securities	45,745	—	45,745	—
Mortgage-Backed Securities	16,443	—	16,443	—
Asset-Backed Securities	9,366	—	9,090	276
Corporate Bonds and Notes	46,377	—	46,377	—
Leveraged Loans	7,950	—	7,942	8
Equity Securities:
Preferred Stock	274	—	274	—
Common Stocks	129	76	—	53 (1)
Exchange-Traded Fund	2,689	2,689	—	—
Other Financial Instruments:
Unfunded Loan Commitments*	—	—	— (2)	—
Total Investments	$131,430	$2,765	$128,328	$337

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500 (not in thousands).
*	Unfunded Loan Commitments are valued at the net unrealized appreciation (depreciation).
Securities held by the Fund with an end of period value of $278 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended November 30, 2025.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS
November 30, 2025
($ reported in thousands)

	Par Value(1)	Value
Foreign Government Securities—82.5%
Angola—2.8%
Republic of Angola
144A 8.250%, 5/9/28(2)(3)	$808	$804
144A 8.000%, 11/26/29(2)	456	440
144A 8.750%, 4/14/32(2)	424	405
RegS 8.250%, 5/9/28(3)(4)	1,850	1,842
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(4)(5)	887	875
		4,366

Argentina—18.4%
Provincia de Buenos Aires RegS 6.625%, 9/1/37(4)(6)	9,157	6,593
Republic of Argentina
1.000%, 7/9/29(3)	11,158	9,729
0.750%, 7/9/30(6)	15,424	12,756
		29,078

Brazil—5.2%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/27	8,000 BRL	1,449
Series F 10.000%, 1/1/31	22,300 BRL	3,729
Series F 10.000%, 1/1/33	18,800 BRL	3,025
		8,203

Cameroon—2.4%
Republic of Cameroon RegS 9.500%, 7/31/31(3)(4)	3,882	3,720
	Par Value(1)	Value

Colombia—4.0%
Titulos De Tesoreria
7.500%, 8/26/26	5,800,000 COP	$1,518
6.000%, 4/28/28	6,600,000 COP	1,568
7.000%, 6/30/32	7,900,000 COP	1,607
7.250%, 10/18/34	8,275,000 COP	1,600
		6,293

Ecuador—2.6%
Republic of Ecuador RegS 6.900%, 7/31/30(4)(6)	$4,245	4,128
Egypt—7.0%
Arab Republic of Egypt
144A 3.875%, 2/16/26(2)(3)	2,741	2,723
144A 4.750%, 4/16/26(2)	7,000 EUR	8,122
144A 6.375%, 4/11/31(2)	246 EUR	285
		11,130

El Salvador—1.3%
Republic of El Salvador
RegS 6.375%, 1/18/27(3)(4)	1,298	1,293
RegS 8.625%, 2/28/29(3)(4)	683	724
		2,017

Gabon—3.1%
Republic of Gabon
144A 7.000%, 11/24/31(2)(3)	1,800	1,346
RegS 9.500%, 2/18/29(4)	4,098	3,555
		4,901

Hungary—1.3%
Hungary Government Bond 4.750%, 11/24/32	740,000 HUF	2,004
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Indonesia—3.0%
Indonesia Government Bond
8.375%, 3/15/34	27,400,000 IDR	$1,864
8.375%, 4/15/39	40,300,000 IDR	2,826
		4,690

Ivory Coast—3.0%
Republic of Ivory Coast
144A 7.625%, 1/30/33(2)(3)	$3,170	3,306
144A 8.075%, 4/1/36(2)	305	317
RegS 5.250%, 3/22/30(4)	553 EUR	637
RegS 5.875%, 10/17/31(4)	465 EUR	535
		4,795

Kenya—1.9%
Republic of Kenya 144A 9.500%, 3/5/36(2)(3)	2,900	2,935
Lebanon—0.1%
Lebanon Government International Bond RegS 8.250%, 4/12/21(4)(7)	848	186
Mexico—5.8%
Mex Bonos Desarr
5.500%, 3/4/27	29,000 MXN	1,549
7.750%, 11/23/34	58,000 MXN	2,975
7.750%, 11/13/42	98,800 MXN	4,676
		9,200

Mozambique—1.1%
Republic of Mozambique 144A 9.000%, 9/15/31(2)(6)	1,968	1,670
Pakistan—1.9%
Islamic Republic of Pakistan 144A 6.000%, 4/8/26(2)	3,020	3,005
	Par Value(1)	Value

Poland—2.4%
Poland Government Bond 6.000%, 10/25/33	13,200 PLN	$3,872
Romania—1.0%
Romania Government Bond 6.300%, 4/25/29	7,400 RON	1,662
Senegal—1.3%
Republic of Senegal RegS 4.750%, 3/13/28(4)	2,508 EUR	2,139
South Africa—5.6%
Republic of South Africa
10.500%, 12/21/26	48,000 ZAR	2,893
6.250%, 3/31/36	16,700 ZAR	811
6.500%, 2/28/41	38,600 ZAR	1,749
8.750%, 1/31/44	25,700 ZAR	1,409
8.750%, 2/28/48	36,800 ZAR	2,011
		8,873

Sri Lanka—0.3%
Republic of Sri Lanka
144A 4.000%, 4/15/28(2)	$57	55
144A 3.100%, 1/15/30(2)(6)	112	105
144A 3.350%, 3/15/33(2)(6)	114	99
144A 3.600%, 6/15/35(2)(6)	77	58
144A 3.600%, 2/15/38(2)(6)	107	98
		415

Tunisia—0.4%
Tunisian Republic 144A 6.375%, 7/15/26(2)	608 EUR	703
Turkey—0.5%
Turkiye Government Bond 36.000%, 8/12/26	31,000 TRY	723
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Ukraine—3.8%
Ukraine Government Bond
144A 0.000%, 2/1/30(2)(6)	$46	$26
144A 0.000%, 2/1/34(2)(6)	174	79
144A 4.500%, 2/1/34(2)(6)	384	225
144A 4.500%, 2/1/35(2)(6)	299	172
144A 0.000%, 2/1/36(2)(6)	123	69
144A 4.500%, 2/1/36(2)(6)	331	188
RegS 4.500%, 2/1/34(4)(6)	8,298	4,854
RegS 4.500%, 2/1/35(4)(6)	561	323
		5,936

Zambia—2.3%
Republic of Zambia
144A 5.750%, 6/30/33(2)(6)	3,840	3,688
144A 0.500%, 12/31/53(2)	— (8)	— (8)
		3,688

Total Foreign Government Securities (Identified Cost $123,327)		130,332

Corporate Bonds and Notes—35.4%
Angola—0.5%
Azule Energy Finance plc 144A 8.125%, 1/23/30(2)	750	755
Argentina—0.4%
Generacion Mediterranea S.A. 144A 11.000%, 11/1/31(2)(7)	1,061	607
	Par Value(1)	Value

Brazil—3.8%
Constellation Oil Services Holding S.A. 144A 9.375%, 11/7/29(2)(3)	$813	$833
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)(3)	1,585	1,322
OHI Group S.A. 144A 13.000%, 7/22/29(2)(3)	1,305	1,336
Samarco Mineracao S.A. (9.500% PIK) 144A 9.500%, 6/30/31(2)(3)(9)	2,438	2,441
		5,932

Colombia—2.0%
Gran Tierra Energy, Inc. 144A 9.500%, 10/15/29(2)(3)	3,445	2,545
SierraCol Energy Andina LLC 144A 9.000%, 11/14/30(2)	647	634
		3,179

Ghana—0.4%
Kosmos Energy Ltd. RegS 7.750%, 5/1/27(4)	710	621
India—0.7%
Vedanta Resources Finance II plc
144A 10.875%, 9/17/29(2)	343	357
144A 9.475%, 7/24/30(2)	674	677
		1,034

Israel—0.5%
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(2)(4)	800	809
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Kazakhstan—1.6%
Development Bank of Kazakhstan JSC
144A 10.950%, 5/6/26(2)	506,000 KZT	$950
144A 13.000%, 4/15/27(2)	270,000 KZT	490
144A 13.489%, 5/23/28(2)	590,000 KZT	1,047
		2,487

Mexico—17.2%
Banco Mercantil del Norte S.A.
144A 6.625%(2)(10)	$426	414
144A 8.375%(2)(3)(10)	392	409
Petroleos Mexicanos
8.750%, 6/2/29(3)	5,232	5,598
7.690%, 1/23/50(3)	4,621	4,121
RegS 6.700%, 2/16/32(4)(11)	293	255
Series 14-2 7.470%, 11/12/26	25,240 MXN	1,368
Poinsettia Finance Ltd. S.a.r.l. RegS 6.625%, 6/17/31(4)	15,211	14,937
		27,102

Nigeria—0.8%
IHS Holding Ltd.
144A 6.250%, 11/29/28(2)	487	484
144A 7.875%, 5/29/30(2)	103	105
144A 8.250%, 11/29/31(2)	630	653
		1,242

Peru—3.9%
Petroleos del Peru S.A.
RegS 4.750%, 6/19/32(3)(4)	6,363	5,353
RegS 5.625%, 6/19/47(3)(4)	1,225	864
		6,217

	Par Value(1)	Value

Turkey—0.9%
Aydem Yenilenebilir Enerji AS 144A 9.875%, 9/30/30(2)	$693	$680
Yapi ve Kredi Bankasi AS 144A 9.250%, 1/17/34(2)	763	811
		1,491

Ukraine—0.3%
VF Ukraine PAT via VFU Funding plc 144A 9.625%, 2/11/27(2)(5)	560	538
Venezuela—1.9%
Petroleos de Venezuela S.A.
RegS 12.750%, 2/17/22(4)(7)	5,200	1,492
RegS 9.750%, 5/17/35(4)(7)	5,517	1,484
		2,976

Vietnam—0.5%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)(3)	869	860
Total Corporate Bonds and Notes (Identified Cost $54,360)		55,850

Credit Linked Notes—2.2%
Iraq—2.2%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(11)(12)	111,862 JPY	700
(Counterparty: BOA) 3.540%, 1/6/28(11)(12)	184,057 JPY	1,151
(Counterparty: BOA) 3.751%, 1/1/28(11)(12)	245,844 JPY	1,535
Total Credit Linked Notes (Identified Cost $4,708)		3,386
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
Par Value(1)	Value

Total Long-Term Investments—120.1% (Identified Cost $182,395)	$189,568

TOTAL INVESTMENTS—120.1% (Identified Cost $182,395)	$189,568
Other assets and liabilities, net—(20.1)%	(31,661)
NET ASSETS—100.0%	$157,907

Abbreviations:
CDS	Credit Default Swap
DAC	Designated Activity Company
JSC	Joint Stock Company
LLC	Limited Liability Company
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)
Security exempt from registration under
Rule 144A of the Securities Act of 1933. These
securities may be resold in transactions exempt
from registration, normally to qualified
institutional buyers. At November 30, 2025,
these securities amounted to a value of $50,680
or 32.1% of net assets.

(3)	All or a portion is segregated as collateral for reverse repurchase agreements. On November 30, 2025, securities valued at $46,900 were pledged as collateral for reverse repurchase agreements.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)
This Note was issued for the sole purpose of
funding a leveraged loan between the issuer and
the borrower. As the credit risk for this security
lies solely with the borrower, the name
represented here is that of the borrower.

(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of November 30, 2025.
(7)	Security in default; no interest payments are being received.
(8)	Amount is less than $500 (not in thousands).
(9)	100% of the income received was in PIK.
(10)	No contractual maturity date.
(11)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(12)
Variable rate security. Rate disclosed is as of
November 30, 2025. Information in parenthesis
represents benchmark and reference rate for
each security. Certain variable rate securities are
not based on a published reference rate and
spread but are determined by the issuer or agent
and are based on current market conditions, or,
for mortgage-backed securities, are impacted by
the individual mortgages which are paying off
over time. These securities do not indicate a
reference rate and spread in their descriptions.

Counterparties:
BCLY	Barclays
BOA	Bank of America
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
PLN	Polish Zloty
RON	Romania New Leu
TRY	Turkish Lira
ZAR	South African Rand
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
Reverse Repurchase Agreements as of November 30, 2025 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	4.38%	10/30/25	$(1,755)
JPM	4.40	10/30/25	(1,076)
JPM	4.40	10/30/25	(2,295)
JPM	4.40	10/30/25	(3,491)
JPM	4.45	10/30/25	(567)
JPM	4.45	10/30/25	(2,850)
JPM	4.45	10/30/25	(2,201)
JPM	4.50	10/30/25	(1,087)
JPM	4.50	10/30/25	(718)
JPM	4.50	10/30/25	(1,510)
JPM	4.50	10/30/25	(761)
JPM	4.55	10/30/25	(593)
JPM	4.55	10/30/25	(2,801)
JPM	4.55	10/30/25	(1,124)
JPM	4.55	10/30/25	(1,059)
JPM	4.55	10/30/25	(659)
JPM	4.55	10/30/25	(283)
JPM	4.55	10/30/25	(2,424)
JPM	4.55	11/07/25	(3,538)
JPM	4.60	11/07/25	(343)
JPM	4.65	10/30/25	(1,907)
JPM	4.65	10/30/25	(2,553)
JPM	4.65	10/30/25	(3,024)
Total			$(38,619)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.

Over-the-counter credit default swaps - sell protection(1) outstanding as of November 30, 2025 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 5 Year CDS, CCC /BL(3),*	Quarterly	BCLY	5.000%	12/20/25	$11,200	$109	$(40)	$149	$—
Total						$109	$(40)	$149	$—

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
Footnote Legend:
(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
*	S&P / Morningstar DBRS, respectively.
The following table summarizes the value of the Fund’s investments as of November 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2025	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Foreign Government Securities	$130,332	$130,332	$—
Corporate Bonds and Notes	55,850	55,595	255
Credit Linked Notes	3,386	—	3,386
Other Financial Instruments:
Over-the-Counter Credit Default Swap	109	109	—
Total Assets	189,677	186,036	3,641
Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements*	(38,619)	(38,619)	—
Total Liabilities	(38,619)	(38,619)	—
Total Investments	$151,058	$147,417	$3,641

*
Other financial instruments are derivative instruments reflected in the Schedule of Investments. Swap contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the short-term maturity of these financial instruments.

There were no securities valued using quoted prices (Level 1) at November 30, 2025.
Securities held by the Fund with an end of period value of $255 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds and Notes	Credit Linked Notes
Investments in Securities
Balance as of November 30, 2024:	$4,760	$—	$4,760
Accrued discount/(premium)	156	5	151
Net realized gain (loss)	(580)	—	(580)
Net change in unrealized appreciation (depreciation)(a)	470	(11)	481
Sales(b)	(1,426)	—	(1,426)
Transfers into Level 3(c)	261	261	—
Balance as of November 30, 2025	$3,641	$255	$3,386
(a) The net change in unrealized appreciation (depreciation) on investments still held at November 30, 2025, was $470.
(b) Includes paydowns on securities.
(c) Transfers into and/or from represent the ending value as of November 30, 2025, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2025
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—0.6%
U.S. Treasury Bonds
4.625%, 2/15/55(2)	$1,925	$1,909
4.750%, 5/15/55(2)	370	374
Total U.S. Government Securities (Identified Cost $2,309)		2,283

Foreign Government Securities—5.3%
Abu Dhabi Government International Bond 144A 3.125%, 9/30/49(3)	87	63
Arab Republic of Egypt
144A 5.875%, 2/16/31(3)	48	46
144A 8.500%, 1/31/47(3)	405	378
144A 8.750%, 9/30/51(3)	188	177
Benin Government International Bond 144A 7.960%, 2/13/38(3)	122	124
Bolivarian Republic of Venezuela
RegS 12.750%, 8/23/22(4)(5)	260	80
RegS 8.250%, 10/13/24(4)(5)	85	23
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/31	3,440 BRL	575
Bulgaria Government International Bond RegS 5.000%, 3/5/37(5)	120	120
Costa Rica Government 144A 7.300%, 11/13/54(3)	107	119
Czech Republic Government Bond 1.750%, 6/23/32	14,760 CZK	605
Dominican Republic
144A 4.875%, 9/23/32(3)	57	54
144A 5.875%, 10/28/35(3)	60	60
144A 6.600%, 6/1/36(3)	113	118
	Par Value(1)	Value

Foreign Government Securities—continued
144A 6.950%, 3/15/37(3)	$157	$167
RegS 6.950%, 3/15/37(5)	179	191
Eagle Funding Luxco S.a.r.l. 144A 5.500%, 8/17/30(3)	133	135
Federal Republic of Ethiopia 144A 6.625%, 12/11/25(3)(4)	41	44
Federative Republic of Brazil
6.250%, 3/18/31	45	47
6.000%, 10/20/33	316	322
6.625%, 3/15/35	195	202
7.250%, 1/12/56	217	217
Honduras Government 144A 8.625%, 11/27/34(3)	67	74
Hungary Government International Bond
144A 6.000%, 9/26/35(3)	345	359
144A 5.500%, 3/26/36(3)	383	383
Kyrgyz Republic International Bond 144A 7.750%, 6/3/30(3)	161	162
Lebanon Government International Bond RegS 7.000%, 3/23/32(4)(5)	207	45
Malaysia Government Bond 2.632%, 4/15/31	2,600 MYR	608
Mex Bonos Desarr
8.500%, 5/31/29	5,280 MXN	293
7.750%, 11/13/42	7,000 MXN	331
Oman Government International Bond 144A 6.500%, 3/8/47(3)	322	350
Republic of Angola
144A 8.000%, 11/26/29(3)	119	115
144A 9.244%, 1/15/31(3)	131	129
144A 8.750%, 4/14/32(3)	263	251
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
144A 9.125%, 11/26/49(3)	$87	$74
Republic of Argentina
0.750%, 7/9/30(6)	973	805
4.125%, 7/9/35(6)	142	101
4.125%, 7/9/46(6)	92	63
Republic of Cameroon RegS 9.500%, 7/31/31(5)	200	192
Republic of Chile
4.950%, 1/5/36	338	343
5.330%, 1/5/54	47	46
3.250%, 9/21/71	88	56
Republic of Colombia
7.375%, 4/25/30	62	66
8.500%, 4/25/35	51	57
8.000%, 11/14/35	402	433
7.750%, 11/7/36	250	263
8.750%, 11/14/53	39	44
Republic of Ecuador RegS 6.900%, 7/31/30(5)(6)	371	361
Republic of El Salvador
RegS 9.250%, 4/17/30(5)	49	53
RegS 7.650%, 6/15/35(5)	229	235
RegS 7.625%, 2/1/41(5)	52	51
Republic of Gabon
144A 6.625%, 2/6/31(3)	311	234
144A 7.000%, 11/24/31(3)	68	51
Republic of Ghana RegS 5.000%, 7/3/35(5)(6)	250	221
Republic of Guatemala 144A 6.875%, 8/15/55(3)	104	111
Republic of Indonesia
2.850%, 2/14/30	136	129
5.600%, 1/15/35	166	176
5.100%, 2/10/54	141	136
3.200%, 9/23/61	84	55
Republic of Ivory Coast
144A 7.625%, 1/30/33(3)	86	90
	Par Value(1)	Value

Foreign Government Securities—continued
144A 6.125%, 6/15/33(3)	$200	$193
144A 8.075%, 4/1/36(3)	45	47
144A 8.250%, 1/30/37(3)	156	163
Republic of Kazakhstan 144A 5.500%, 7/1/37(3)	245	251
Republic of Kenya
144A 7.875%, 10/9/33(3)	87	83
144A 9.500%, 3/5/36(3)	119	120
Republic of Mozambique 144A 9.000%, 9/15/31(3)(6)	200	170
Republic of Nigeria
144A 9.625%, 6/9/31(3)	41	46
144A 7.375%, 9/28/33(3)	188	185
144A 10.375%, 12/9/34(3)	251	291
Republic of Panama
3.875%, 3/17/28	85	83
8.000%, 3/1/38	199	229
3.870%, 7/23/60	75	49
Republic of Peru
3.000%, 1/15/34	109	95
5.375%, 2/8/35	145	149
5.875%, 8/8/54	45	45
3.600%, 1/15/72	139	90
Republic of Philippines
4.750%, 3/5/35	207	208
3.700%, 3/1/41	326	275
Republic of Poland
5.750%, 11/16/32	87	94
4.875%, 10/4/33	153	155
5.375%, 2/12/35	286	298
5.500%, 4/4/53	35	34
Republic of Senegal 144A 6.250%, 5/23/33(3)	354	216
Republic of South Africa
5.375%, 7/24/44	54	46
5.650%, 9/27/47	356	301
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
8.750%, 2/28/48	11,100 ZAR	$607
144A 7.950%, 11/19/54(3)	$128	137
Republic of Sri Lanka 144A 3.600%, 6/15/35(3)(6)	422	320
Republic of Turkiye
9.125%, 7/13/30	398	455
7.250%, 5/29/32	44	47
7.625%, 5/15/34	272	292
6.950%, 9/16/35	120	123
6.625%, 2/17/45	178	166
Republic of Zambia 144A 5.750%, 6/30/33(3)(6)	80	77
Republica Orient Uruguay
5.100%, 6/18/50	268	256
4.975%, 4/20/55	81	75
Romania Government International Bond 144A 5.875%, 1/30/29(3)	273	281
Romanian Government International Bond
144A 7.125%, 1/17/33(3)	138	149
144A 6.625%, 5/16/36(3)	425	439
Saudi International Bond
144A 4.875%, 7/18/33(3)	193	197
144A 4.500%, 10/26/46(3)	492	429
RegS 5.625%, 1/13/35(5)	240	256
Trinidad & Tobago Government International Bond
144A 5.950%, 1/14/31(3)	65	66
144A 6.400%, 6/26/34(3)	40	40
UAE International Government Bond 144A 4.050%, 7/7/32(3)	45	45
Ukraine Government Bond
144A 0.000%, 2/1/30(3)(6)	3	2
144A 4.500%, 2/1/34(3)(6)	279	163
	Par Value(1)	Value

Foreign Government Securities—continued
144A 4.500%, 2/1/35(3)(6)	$18	$10
144A 4.500%, 2/1/36(3)(6)	4	3
RegS 0.000%, 2/1/30(5)(6)	8	4
RegS 0.000%, 2/1/34(5)(6)	28	13
RegS 4.500%, 2/1/35(5)(6)	135	78
RegS 4.500%, 2/1/36(5)(6)	7	4
United Mexican States
5.375%, 3/22/33	257	256
3.500%, 2/12/34	309	268
6.875%, 5/13/37	86	93
6.338%, 5/4/53	205	199
6.400%, 5/7/54	76	74
3.771%, 5/24/61	95	59
Uzbekistan International Bond
144A 3.700%, 11/25/30(3)	34	31
144A 6.900%, 2/28/32(3)	152	162
Total Foreign Government Securities (Identified Cost $20,561)		21,205

Mortgage-Backed Securities—9.1%
Agency—4.1%
Federal Home Loan Mortgage Corporation
Pool #SD6322 4.500%, 8/1/53	757	747
Pool #SD8350 6.000%, 8/1/53	401	411
Pool #SD8492 5.000%, 1/1/55(2)	3,228	3,222
Pool #SD8494 5.500%, 1/1/55	1,855	1,879
Pool #SL0019 5.500%, 1/1/55(2)	2,208	2,237
Pool #SL0627 6.000%, 10/1/54	1,165	1,196
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Agency—continued
Pool #SL1127 6.000%, 12/1/54	$1,388	$1,422
Federal National Mortgage Association
Pool #CB6857 4.500%, 8/1/53	350	344
Pool #FA0685 6.000%, 1/1/55	335	344
Pool #FA1728 6.000%, 10/1/53	1,253	1,286
Pool #FS4438 5.000%, 11/1/52	721	723
Pool #FS7751 4.000%, 3/1/53	1,306	1,249
Pool #FS8791 6.000%, 8/1/54	455	468
Pool #MA4805 4.500%, 11/1/52	765	752
		16,280

Non-Agency—5.0%
A&D Mortgage Trust 2025-NQM2, A1 144A 5.790%, 6/25/70(3)(7)	318	320
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(7)	145	141
ALA Trust 2025-OANA, A (1 month Term SOFR + 1.743%, Cap N/A, Floor 1.743%) 144A 5.702%, 6/15/40(3)(7)	435	437
AMSR Trust
2021-SFR2, C 144A 1.877%, 8/17/38(3)	245	240
2021-SFR3, D 144A 2.177%, 10/17/38(3)	260	254
Angel Oak Mortgage Trust
2022-5, A1 144A 4.500%, 5/25/67(3)(7)	304	302
2023-1, A1 144A 4.750%, 9/26/67(3)(7)	324	323
	Par Value(1)	Value

Non-Agency—continued
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(7)	$222	$217
2019-2, A1 144A 3.347%, 4/25/49(3)(7)	84	82
BBCMS Trust 2018-CBM, A (1 month Term SOFR + 1.297%, Cap N/A, Floor 1.250%) 144A 5.256%, 7/15/37(3)(7)	375	366
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	210	215
BX Commercial Mortgage Trust 2024-XL5, A (1 month Term SOFR + 1.392%, Cap N/A, Floor 1.392%) 144A 5.351%, 3/15/41(3)(7)	386	386
BX Trust
2019-OC11, D 144A 4.075%, 12/9/41(3)(7)	315	300
2022-CLS, A 144A 5.760%, 10/13/27(3)	663	666
2025-ROIC, C (1 month Term SOFR + 1.543%, Cap N/A, Floor 1.543%) 144A 5.502%, 3/15/30(3)(7)	269	268
CENT 2025-CITY, A 144A 5.091%, 7/10/40(3)(7)	325	331
Chase Mortgage Finance Corp. 2016-SH2, M2 144A 3.750%, 12/25/45(3)(7)	197	186
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(3)(7)	322	310
Citigroup Mortgage Loan Trust, Inc. 2018-RP1, A1 144A 3.000%, 9/25/64(3)(7)	91	90
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(3)	$400	$379
2022-1, A 144A 4.744%, 6/17/55(3)(7)	236	237
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(3)(7)	220	200
Deephaven Residential Mortgage Trust 2022-1, A1 144A 2.205%, 1/25/67(3)(7)	204	189
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(3)(7)	20	20
ELM Trust 2024-ELM, A10 144A 5.994%, 6/10/39(3)(7)	317	319
Fashion Show Mall LLC 2024-SHOW, A 144A 5.274%, 10/10/41(3)(7)	470	479
FirstKey Homes Trust 2021-SFR1, D 144A 2.189%, 8/17/38(3)	330	323
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(3)(7)	11	10
Houston Galleria Mall Trust 2025-HGLR, A 144A 5.644%, 2/5/45(3)(7)	150	157
Hudson Yards Mortgage Trust 2025-SPRL, A 144A 5.649%, 1/13/40(3)(7)	370	384
Imperial Fund Mortgage Trust 2022-NQM3, A1 144A 4.380%, 5/25/67(3)(7)	332	331
JPMorgan Chase Commercial Mortgage Securities Trust 2024-OMNI, A 144A 5.990%, 10/5/39(3)(7)	430	438
	Par Value(1)	Value

Non-Agency—continued
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.576%, 10/25/29(3)(7)	$205	$197
2017-3, 2A2 144A 2.500%, 8/25/47(3)(7)	53	47
2025-NQM2, A1 144A 5.567%, 9/25/65(3)(7)	234	236
MetLife Securitization Trust
2017-1A, M1 144A 3.218%, 4/25/55(3)(7)	241	222
2019-1A, A1A 144A 3.750%, 4/25/58(3)(7)	21	21
MFA Trust
2022-INV2, A1 144A 4.950%, 7/25/57(3)(7)	516	515
2022-NQM2, A1 144A 4.000%, 5/25/67(3)(7)	164	163
2024-NQM2, A1 144A 5.272%, 8/25/69(3)(7)	297	297
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(3)(7)	354	332
MSSG Trust 2017-237P, A 144A 3.397%, 9/13/39(3)	445	424
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(7)	25	25
2016-4A, A1 144A 3.750%, 11/25/56(3)(7)	15	14
NYC Commercial Mortgage Trust 2025-300P, A 144A 4.879%, 7/13/42(3)(7)	400	403
OBX Trust
2024-NQM16, A1 144A 5.530%, 10/25/64(3)(7)	360	362
2025-NQM4, A1 144A 5.400%, 2/25/55(3)(7)	348	349
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(3)(7)	38	38
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
PMT Loan Trust 2025-INV7, A7 144A 6.000%, 6/25/56(3)(7)	$240	$244
PRKCM Trust 2022-AFC1, A1A 144A 4.100%, 4/25/57(3)(7)	337	336
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(3)	830	820
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(7)	152	134
RFR Trust 2025-SGRM, A 144A 5.562%, 3/11/41(3)(7)	400	410
ROCK Trust
2024-CNTR, A 144A 5.388%, 11/13/41(3)	225	232
2024-CNTR, C 144A 6.471%, 11/13/41(3)	330	344
Sequoia Mortgage Trust 2013-8, B1 3.481%, 6/25/43(7)	51	49
Towd Point Mortgage Trust
2016-4, B1 144A 3.970%, 7/25/56(3)(7)	480	470
2017-1, M1 144A 3.750%, 10/25/56(3)(7)	385	380
2017-4, A2 144A 3.000%, 6/25/57(3)(7)	610	583
2018-6, A2 144A 3.750%, 3/25/58(3)(7)	480	448
2019-2, A2 144A 3.750%, 12/25/58(3)(7)	515	473
2019-4, A2 144A 3.250%, 10/25/59(3)(7)	445	410
2021-1, A2 144A 2.750%, 11/25/61(3)(7)	465	405
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	586
2020-SFR2, D 144A 2.281%, 11/17/39(3)	660	626
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	185	182
	Par Value(1)	Value

Non-Agency—continued
Verus Securitization Trust 2023-8, A1 144A 6.259%, 12/25/68(3)(7)	$182	$184
Visio Trust
2020-1R, A2 144A 1.567%, 11/25/55(3)	24	23
2022-1, A2 144A 5.850%, 8/25/57(3)(7)	189	188
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(7)	104	92
		20,164

Total Mortgage-Backed Securities (Identified Cost $36,786)		36,444

Asset-Backed Securities—4.8%
Automobiles—1.5%
Arivo Acceptance Auto Loan Receivables Trust
2024-1A, B 144A 6.870%, 6/17/30(3)	462	473
2025-1A, A2 144A 4.920%, 5/15/29(3)	280	280
Avis Budget Rental Car Funding LLC (AESOP) 2024-2A, D 144A 7.430%, 10/20/28(3)	336	343
Carmax Select Receivables Trust 2025-B, C 4.830%, 6/16/31	380	382
Carvana Auto Receivables Trust 2023-N4, C 144A 6.590%, 2/11/30(3)	485	497
Exeter Automobile Receivables Trust 2023-3A, D 6.680%, 4/16/29	530	543
LAD Auto Receivables Trust
2023-1A, D 144A 7.300%, 6/17/30(3)	550	558
2023-2A, D 144A 6.300%, 2/15/31(3)	450	458
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Automobiles—continued
2023-4A, C 144A 6.760%, 3/15/29(3)	$412	$424
Lendbuzz Securitization Trust 2024-3A, B 144A 5.030%, 11/15/30(3)	425	421
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(3)	410	411
SAFCO Auto Receivables Trust 2025-1A, C 144A 5.750%, 11/11/30(3)	390	387
United Auto Credit Securitization Trust 2024-1, C 144A 7.060%, 10/10/29(3)	336	337
Veros Auto Receivables Trust 2024-1, C 144A 7.570%, 12/15/28(3)	300	308
Westlake Automobile Receivables Trust 2024-2A, B 144A 5.620%, 3/15/30(3)	360	364
		6,186

Consumer Loans—0.1%
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(3)	495	499
Other—3.1%
Amur Equipment Finance Receivables XV LLC 2025-1A, D 144A 5.680%, 8/20/32(3)	340	347
Applebee’s Funding LLC 2023-1A, A2 144A 7.824%, 3/5/53(3)	347	352
Aqua Finance Issuer Trust 2025-A, A 144A 5.250%, 12/19/50(3)	246	251
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(3)	295	290
BHG Securitization Trust 2024-1CON, A 144A 5.810%, 4/17/35(3)	133	136
	Par Value(1)	Value

Other—continued
Bojangles Issuer LLC 2024-1A, A2 144A 6.584%, 11/20/54(3)	$374	$379
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(3)	112	108
COOPR Residential Mortgage Trust 2025-CES3, A1A 144A 4.840%, 9/25/60(3)(7)	392	391
Dext ABS LLC 2023-2, B 144A 6.410%, 5/15/34(3)	405	412
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(3)(8)	566	340
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(3)	453	469
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(3)	5	4
Jersey Mike’s Funding LLC 2019-1A, A2 144A 4.433%, 2/15/50(3)	299	298
Lendmark Funding Trust 2025-3A, A 144A 4.510%, 5/20/35(3)	225	225
Libra Solutions LLC
2024-1A, A 144A 5.880%, 9/30/38(3)	350	350
2025-1A, A 144A 6.355%, 8/15/39(3)	450	454
MetroNet Infrastructure Issuer LLC 2025-2A, A2 144A 5.400%, 8/20/55(3)	375	380
MMP Capital LLC 2025-A, B 144A 5.720%, 12/15/31(3)	365	373
Momnt Technologies Trust 2023-1A, A 144A 6.920%, 3/20/45(3)	61	61
Oportun Issuance Trust 2024-2, B 144A 5.830%, 2/9/32(3)	425	426
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Other—continued
PEAC Solutions Receivables LLC 2024-1A, B 144A 5.790%, 11/20/30(3)	$365	$375
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(3)	510	512
RCKT Mortgage Trust
2024-CES1, A1A 144A 6.025%, 2/25/44(3)(7)	166	167
2024-CES3, A1A 144A 6.591%, 5/25/44(3)(7)	229	232
2025-CES5, A1A 144A 5.687%, 5/25/55(3)(7)	226	229
Scalelogix ABS U.S. Issuer LLC 2025-1A, A2 144A 5.673%, 7/25/55(3)	420	424
Subway Funding LLC 2024-1A, A2II 144A 6.268%, 7/30/54(3)	351	359
Switch ABS Issuer LLC 2025-1A, A2 144A 5.036%, 3/25/55(3)	410	406
Taco Bell Funding LLC 2025-1A, A2I 144A 4.821%, 8/25/55(3)	380	381
Towd Point Mortgage Trust 2025-CES4, A1A 144A 5.091%, 10/25/65(3)(7)	207	208
Trafigura Securitisation Finance plc 2024-1A, A2 144A 5.980%, 11/15/27(3)	365	369
TSC SPV Funding LLC 2024-1A, A2 144A 6.291%, 8/20/54(3)	366	372
Upgrade Master Pass-Through Trust
2025-ST3, A 144A 5.981%, 6/15/32(3)	214	216
2025-ST5, A 144A 4.794%, 9/15/32(3)	387	388
UPX HIL Issuer Trust 2025-1, A 144A 5.160%, 1/25/47(3)	336	338
	Par Value(1)	Value

Other—continued
USQ Rail III LLC 2024-1A, A 144A 4.990%, 9/28/54(3)	$349	$351
VFI ABS LLC 2025-1A, C 144A 5.600%, 4/24/31(3)	300	302
Westgate Resorts LLC 2024-1A, A 144A 6.060%, 1/20/38(3)	193	196
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(3)	548	516
		12,387

Student Loan—0.1%
MPOWER Education Trust 2025-A, A 144A 6.620%, 7/21/42(3)	235	238
Total Asset-Backed Securities (Identified Cost $19,319)		19,310

Corporate Bonds and Notes—13.3%
Communication Services—0.9%
CCO Holdings LLC 144A 4.750%, 3/1/30(2)(3)	390	371
CMG Media Corp. 144A 8.875%, 6/18/29(3)	350	287
CSC Holdings LLC
144A 7.500%, 4/1/28(3)	365	219
144A 11.750%, 1/31/29(3)	250	176
DIRECTV Financing LLC
144A 5.875%, 8/15/27(2)(3)	72	72
144A 8.875%, 2/1/30(2)(3)	195	194
144A 8.875%, 2/1/30(2)(3)	25	25
DISH Network Corp. 144A 11.750%, 11/15/27(3)	150	157
Gray Media, Inc. 144A 9.625%, 7/15/32(3)	185	192
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Communication Services—continued
IHS Holding Ltd. 144A 8.250%, 11/29/31(3)	$66	$68
Meta Platforms, Inc. 5.750%, 11/15/65(2)	365	363
Millennium Escrow Corp. 144A 6.625%, 8/1/26(3)	320	310
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(3)	490	120
Sinclair Television Group, Inc. 144A 8.125%, 2/15/33(2)(3)	160	167
Snap, Inc.
144A 6.875%, 3/1/33(2)(3)	185	191
144A 6.875%, 3/15/34(2)(3)	90	92
Telesat Canada 144A 6.500%, 10/15/27(3)	270	120
Turkcell Iletisim Hizmetleri AS 144A 7.650%, 1/24/32(3)	80	84
Univision Communications, Inc. 144A 8.000%, 8/15/28(2)(3)	265	273
		3,481

Consumer Discretionary—0.8%
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/54(2)	280	288
Ashtead Capital, Inc. 144A 5.500%, 8/11/32(2)(3)	250	259
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)(3)	240	227
Dick’s Sporting Goods, Inc. 4.100%, 1/15/52(2)	415	307
Ford Motor Credit Co. LLC 7.350%, 3/6/30(2)	202	217
Forvia SE 144A 6.750%, 9/15/33(2)(3)	175	178
	Par Value(1)	Value

Consumer Discretionary—continued
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(2)(3)	$65	$66
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	283	277
New Home Co., Inc. (The)
144A 9.250%, 10/1/29(2)(3)	165	171
144A 8.500%, 11/1/30(2)(3)	10	10
Newell Brands, Inc. 6.625%, 9/15/29(2)	300	295
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	290	284
Polaris, Inc. 5.600%, 3/1/31(2)	225	228
Taylor Morrison Communities, Inc. 144A 5.750%, 11/15/32(2)(3)	10	10
Under Armour, Inc. 144A 7.250%, 7/15/30(2)(3)	125	125
Wayfair LLC 144A 6.750%, 11/15/32(2)(3)	65	66
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	215	212
		3,220

Consumer Staples—0.3%
Albertsons Cos., Inc.
144A 4.875%, 2/15/30(2)(3)	280	278
144A 5.750%, 3/31/34(2)(3)	25	25
Pilgrim’s Pride Corp. 6.250%, 7/1/33(2)	230	247
Post Holdings, Inc.
144A 6.250%, 2/15/32(2)(3)	160	165
144A 6.375%, 3/1/33(2)(3)	160	162
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Consumer Staples—continued
Primo Water Holdings, Inc. 144A 6.250%, 4/1/29(2)(3)	$145	$146
		1,023

Energy—2.3%
Adnoc Murban Rsc Ltd. 144A 4.500%, 9/11/34(3)	321	319
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)(3)	190	200
BP Capital Markets plc 4.875% (2)(9)	167	166
Buckeye Partners LP 144A 6.750%, 2/1/30(2)(3)	95	100
Caturus Energy LLC 144A 8.500%, 2/15/30(2)(3)	145	150
Columbia Pipelines Operating Co. LLC 144A 6.036%, 11/15/33(2)(3)	180	193
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(3)	185	171
Ecopetrol S.A. 4.625%, 11/2/31	110	98
Enbridge, Inc. 8.500%, 1/15/84(2)	260	298
Energean Israel Finance Ltd. 144A, RegS 5.875%, 3/30/31(3)(5)	44	43
Energy Transfer LP Series H 6.500% (2)(9)	350	351
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	467	433
Genesis Energy LP 8.875%, 4/15/30(2)	245	259
Geopark Ltd. 144A 8.750%, 1/31/30(3)	67	64
Harbour Energy plc 144A 6.327%, 4/1/35(2)(3)	265	272
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	275	289
	Par Value(1)	Value

Energy—continued
HF Sinclair Corp. 6.250%, 1/15/35(2)	$205	$216
Hilcorp Energy I LP 144A 6.000%, 4/15/30(2)(3)	305	295
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(3)	94	95
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(2)	239	286
Kodiak Gas Services LLC 144A 6.750%, 10/1/35(2)(3)	95	98
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(2)(3)	90	89
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(3)(5)	54	55
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(3)	200	206
Mesquite Energy, Inc. 144A 7.250%, 7/15/26(3)(8)	105	— (10)
Nabors Industries Ltd. 144A 7.500%, 1/15/28(3)	115	115
Occidental Petroleum Corp. 6.200%, 3/15/40(2)	255	261
Pertamina Persero PT 144A 2.300%, 2/9/31(3)	379	336
Petroleos de Venezuela S.A. RegS 9.000%, 11/17/21(4)(5)	1,087	272
Petroleos del Peru S.A. RegS 4.750%, 6/19/32(5)	197	166
Petroleos Mexicanos
5.950%, 1/28/31	123	119
6.700%, 2/16/32	120	119
7.690%, 1/23/50	248	221
6.950%, 1/28/60	228	184
Petronas Capital Ltd.
144A 3.500%, 4/21/30(3)	110	107
144A 5.848%, 4/3/55(3)	210	223
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Sempra Infrastructure Partners LP 144A 3.250%, 1/15/32(2)(3)	$475	$424
South Bow Canadian Infrastructure Holdings Ltd. 7.500%, 3/1/55(2)	285	302
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	330	330
Tidewater, Inc. 144A 9.125%, 7/15/30(2)(3)	135	144
Transocean International Ltd.
144A 8.250%, 5/15/29(3)	50	51
144A 8.750%, 2/15/30(2)(3)	150	156
144A 8.500%, 5/15/31(3)	160	161
144A 7.875%, 10/15/32(2)(3)	10	10
Uzbekneftegaz JSC 144A 8.750%, 5/7/30(3)	109	115
Venture Global LNG, Inc.
144A 9.000%(2)(3)(9)	100	85
144A 9.875%, 2/1/32(2)(3)	205	213
Western Midstream Operating LP 5.250%, 2/1/50(2)	305	265
YPF S.A. 144A 9.500%, 1/17/31(3)	62	65
		9,190

Financials—4.9%
Acrisure LLC
144A 8.250%, 2/1/29(3)	130	135
144A 6.000%, 8/1/29(3)	210	206
AerCap Ireland Capital DAC
6.950%, 3/10/55(2)	150	157
6.500%, 1/31/56(2)	145	149
Albion Financing 1 S.a.r.l. 144A 7.000%, 5/21/30(2)(3)	165	172
Allianz SE 144A 6.350%, 9/6/53(2)(3)	250	269
Ally Financial, Inc. 5.543%, 1/17/31(2)	205	209
	Par Value(1)	Value

Financials—continued
Altice Financing S.A. 144A 5.000%, 1/15/28(3)	$515	$344
Altice France Lux 3 144A 10.000%, 1/15/33(3)	40	38
American Express Co. 5.625%, 7/28/34(2)	258	271
American National Group, Inc. 7.000%, 12/1/55	57	57
Apollo Debt Solutions BDC 6.900%, 4/13/29(2)	158	166
Apollo Global Management, Inc. 6.000%, 12/15/54(2)	265	260
Ascent Resources Utica Holdings LLC 144A 6.625%, 7/15/33(2)(3)	150	153
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)(3)	344	317
Azorra Finance Ltd. 144A 7.250%, 1/15/31(2)(3)	145	151
Azule Energy Finance plc 144A 8.125%, 1/23/30(3)	70	70
Banco de Credito del Peru S.A. 144A 6.450%, 7/30/35(3)	51	53
Banco de Credito e Inversiones S.A. 144A 7.500% (3)(9)	85	90
Banco Mercantil del Norte S.A. 144A 8.375% (3)(9)	67	70
Bank of America Corp. 5.518%, 10/25/35(2)	310	320
Barclays plc 7.437%, 11/2/33(2)	234	269
BBVA Mexico S.A. Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 8.125%, 1/8/39(3)	67	72
Blackstone Private Credit Fund 6.000%, 11/22/34(2)	220	223
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Block, Inc.
6.500%, 5/15/32(2)	$165	$172
144A 6.000%, 8/15/33(2)(3)	50	51
Blue Owl Finance LLC 3.125%, 6/10/31(2)	250	227
BNSF Funding Trust I 6.613%, 12/15/55(2)	245	245
BPCE S.A. 144A 7.003%, 10/19/34(2)(3)	250	281
Broadstreet Partners Group LLC 144A 5.875%, 4/15/29(3)	285	285
Capital One Financial Corp.
2.359%, 7/29/32(2)	190	166
6.377%, 6/8/34(2)	145	158
Capital Power U.S. Holdings, Inc. 144A 6.189%, 6/1/35(3)	155	163
Charles Schwab Corp. (The) Series H 4.000% (9)	249	232
Chobani Holdco II LLC (8.750% Cash or 9.500% PIK) 144A 8.750%, 10/1/29(3)(11)	— (10)	— (10)
Cipher Compute LLC 144A 7.125%, 11/15/30(2)(3)	15	15
Citigroup, Inc.
6.270%, 11/17/33(2)	84	92
6.174%, 5/25/34(2)	212	226
Series X 3.875%(2)(9)	170	169
Constellation Oil Services Holding S.A. 144A 9.375%, 11/7/29(3)	65	67
Corebridge Financial, Inc. 6.375%, 9/15/54(2)	321	324
DBR Land Holdings LLC 144A 6.250%, 12/1/30(2)(3)	35	35
Deutsche Bank AG 5.403%, 9/11/35(2)	260	266
Drawbridge Special Opportunities Fund LP 144A 5.950%, 9/17/30(2)(3)	225	216
	Par Value(1)	Value

Financials—continued
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(3)	$185	$192
F&G Annuities & Life, Inc. 6.500%, 6/4/29(2)	220	229
Fifth Third Bancorp 4.337%, 4/25/33(2)	293	287
Flutter Treasury DAC 144A 5.875%, 6/4/31(2)(3)	270	273
Foundry JV Holdco LLC 144A 5.875%, 1/25/34(2)(3)	135	140
Froneri Lux FinCo S.a.r.l. 144A 6.000%, 8/1/32(2)(3)	65	66
FS Luxembourg S.a.r.l. 144A 8.875%, 2/12/31(3)	64	66
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	169	193
144A 7.950%, 10/15/54(2)(3)	85	88
Global Payments, Inc. 5.550%, 11/15/35(2)	225	225
Goldman Sachs Group, Inc. (The)
5.330%, 7/23/35(2)	80	83
6.450%, 5/1/36(2)	220	243
Grifols S.A. 144A 4.750%, 10/15/28(3)	245	240
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(2)(3)	100	103
HA Sustainable Infrastructure Capital, Inc. 6.375%, 7/1/34(2)	276	282
Huntington Bancshares, Inc. 5.709%, 2/2/35(2)	275	289
Icon Investments Six DAC 6.000%, 5/8/34(2)	265	281
Imperial Brands Finance plc 144A 5.625%, 7/1/35(2)(3)	235	242
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
ION Platform Finance U.S., Inc. 144A 9.500%, 5/30/29(2)(3)	$275	$279
JH North America Holdings, Inc. 144A 6.125%, 7/31/32(2)(3)	285	292
JPMorgan Chase & Co.
5.576%, 7/23/36(2)	235	246
1.953%, 2/4/32(2)	300	267
KeyCorp 6.401%, 3/6/35(2)	241	263
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	185	181
Lloyds Banking Group plc 6.625% (2)(9)	20	20
Maxam Prill S.a.r.l. 144A 7.750%, 7/15/30(2)(3)	200	204
Melco Resorts Finance Ltd. 144A 5.375%, 12/4/29(3)	110	107
Merlin Entertainments Group U.S. Holdings, Inc. 144A 7.375%, 2/15/31(2)(3)	85	72
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(3)	265	261
Morgan Stanley
6.342%, 10/18/33(2)	202	223
5.948%, 1/19/38(2)	133	141
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	286	274
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 7.010%, 4/30/43(2)(7)	225	225
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(3)	225	227
NatWest Group plc 6.475%, 6/1/34	260	273
NextEra Energy Capital Holdings, Inc. 6.500%, 8/15/55(2)	215	227
	Par Value(1)	Value

Financials—continued
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	$260	$276
OneMain Finance Corp.
6.125%, 5/15/30(2)	35	36
7.125%, 11/15/31(2)	265	276
Opal Bidco SAS 144A 6.500%, 3/31/32(2)(3)	20	21
Organon & Co. 144A 4.125%, 4/30/28(2)(3)	240	234
Park River Holdings, Inc. 144A 8.000%, 3/15/31(2)(3)	30	31
Phoenix Aviation Capital Ltd. 144A 9.250%, 7/15/30(2)(3)	125	133
PNC Financial Services Group, Inc. (The) 5.575%, 1/29/36(2)	270	284
Prudential Financial, Inc.
5.125%, 3/1/52(2)	148	147
6.750%, 3/1/53(2)	140	149
Reinsurance Group of America, Inc. 6.650%, 9/15/55(2)	260	268
Rivers Enterprise Lender LLC 144A 6.250%, 10/15/30(2)(3)	35	36
Rocket Cos., Inc. 144A 6.375%, 8/1/33(2)(3)	150	157
Saks Global Enterprises LLC 144A 11.000%, 12/15/29(3)	63	13
SGUS LLC 144A 11.000%, 12/15/29(3)	81	65
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	250	265
South Bow USA Infrastructure Holdings LLC 5.584%, 10/1/34(2)	160	162
State Street Corp.
6.123%, 11/21/34(2)	90	98
Series I 6.700%(2)(9)	200	208
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Stellantis Finance U.S., Inc. 144A 6.450%, 3/18/35(2)(3)	$255	$265
Sumitomo Life Insurance Co. 144A 5.875%, 9/10/55(2)(3)	300	305
Synergy Infrastructure Holdings LLC 144A 7.875%, 12/1/30(2)(3)	30	31
Texas Capital Bancshares, Inc. 4.000%, 5/6/31(2)	495	488
Toronto-Dominion Bank (The) 8.125%, 10/31/82(2)	239	251
UBS Group AG 144A 4.988%, 8/5/33(2)(3)	289	295
Wells Fargo & Co. 5.389%, 4/24/34(2)	310	325
		19,734

Health Care—0.8%
180 Medical, Inc. 144A 5.300%, 10/8/35(2)(3)	300	299
Amneal Pharmaceuticals LLC 144A 6.875%, 8/1/32(2)(3)	10	11
Baxter International, Inc. 5.650%, 12/15/35	300	306
Community Health Systems, Inc.
144A 5.250%, 5/15/30(3)	120	113
144A 4.750%, 2/15/31(3)	285	255
CVS Health Corp. 6.750%, 12/10/54(2)	222	230
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	308	285
GENMAB A/S
144A 6.250%, 12/15/32(3)	10	10
144A 7.250%, 12/15/33(3)	15	16
	Par Value(1)	Value

Health Care—continued
HCA, Inc. 5.500%, 6/1/33	$239	$251
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	305	328
144A 10.000%, 6/1/32(3)	110	116
Medline Borrower LP 144A 5.250%, 10/1/29(2)(3)	300	301
Molina Healthcare, Inc. 144A 6.250%, 1/15/33(2)(3)	80	80
Par Pharmaceutical, Inc. Escrow 144A 0.000%, 4/1/27(3)(8)	187	—
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(2)(3)	170	180
Smith & Nephew plc 5.400%, 3/20/34(2)	260	271
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(2)(3)	35	36
Universal Health Services, Inc. 2.650%, 1/15/32(2)	322	284
		3,372

Industrials—1.5%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(3)	120	116
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)(3)	392	394
Altice France S.A. 144A 6.500%, 10/15/31(3)	231	221
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)(3)	264	260
Boeing Co. (The) 5.930%, 5/1/60(2)	262	260
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Industrials—continued
Builders FirstSource, Inc. 144A 6.375%, 3/1/34(2)(3)	$375	$390
Carpenter Technology Corp. 144A 5.625%, 3/1/34(2)(3)	5	5
Cimpress plc 144A 7.375%, 9/15/32(2)(3)	285	291
Clarios Global LP
144A 6.750%, 2/15/30(2)(3)	10	10
144A 6.750%, 9/15/32(3)	50	51
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(3)	260	209
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	278	256
DP World Ltd. 144A 6.850%, 7/2/37(3)	15	17
FTAI Aviation Investors LLC 144A 7.000%, 6/15/32(2)(3)	255	268
Garda World Security Corp. 144A 8.375%, 11/15/32(3)	190	195
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	360	378
Global Medical Response, Inc. 144A 7.375%, 10/1/32(2)(3)	115	121
Herc Holdings, Inc. 144A 7.250%, 6/15/33(2)(3)	60	64
Icahn Enterprises LP
6.250%, 5/15/26(2)	33	33
5.250%, 5/15/27(2)	40	40
144A 10.000%, 11/15/29(2)(3)	220	221
LBM Acquisition LLC 144A 6.250%, 1/15/29(3)	300	268
Neptune Bidco U.S., Inc.
144A 9.290%, 4/15/29(2)(3)	270	269
144A 10.375%, 5/15/31(2)(3)	20	20
Regal Rexnord Corp. 6.400%, 4/15/33(2)	259	279
	Par Value(1)	Value

Industrials—continued
TransDigm, Inc. 144A 6.625%, 3/1/32(2)(3)	$290	$301
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37(2)	276	292
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(3)	420	435
VoltaGrid LLC 144A 7.375%, 11/1/30(2)(3)	140	140
White Cap Supply Holdings LLC 144A 7.375%, 11/15/30(3)	55	56
		5,860

Information Technology—0.2%
Booz Allen Hamilton, Inc.
5.950%, 8/4/33(2)	135	142
144A 4.000%, 7/1/29(2)(3)	130	127
Cloud Software Group, Inc. 144A 9.000%, 9/30/29(3)	265	274
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(3)	100	99
WULF Compute LLC 144A 7.750%, 10/15/30(2)(3)	125	129
		771

Materials—0.7%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(3)	565	57
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	415	410
Capstone Copper Corp. 144A 6.750%, 3/31/33(2)(3)	185	192
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(2)(3)	105	109
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(3)	233	244
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
Illuminate Buyer LLC 144A 9.000%, 7/1/28(3)	$79	$79
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(3)	160	136
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(3)	240	239
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/30(3)	250	218
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(3)	230	230
Samarco Mineracao S.A. (9.500% PIK) 144A 9.500%, 6/30/31(3)(11)	73	73
Solstice Advanced Materials, Inc. 144A 5.625%, 9/30/33(2)(3)	10	10
Sonoco Products Co. 5.000%, 9/1/34(2)	275	273
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	100	106
Trivium Packaging Finance B.V.
144A 8.250%, 7/15/30(3)	20	21
144A 12.250%, 1/15/31(3)	90	96
Westlake Corp. 5.550%, 11/15/35(2)	225	226
WR Grace Holdings LLC 144A 5.625%, 8/15/29(3)	319	300
		3,019

Real Estate—0.1%
Iron Mountain, Inc. 144A 6.250%, 1/15/33(2)(3)	180	184
Millrose Properties, Inc. 144A 6.250%, 9/15/32(2)(3)	125	127
	Par Value(1)	Value

Real Estate—continued
Port of Spain Waterfront Development RegS 7.875%, 2/19/40(5)	$50	$50
		361

Utilities—0.8%
AES Corp. (The) 7.600%, 1/15/55(2)	175	179
Alpha Generation LLC 144A 6.250%, 1/15/34(2)(3)	70	70
CMS Energy Corp. 4.750%, 6/1/50	366	358
Comision Ejecutiva Hidroelectrica del Rio Lempa 144A 8.650%, 1/24/33(3)	52	55
Dominion Energy, Inc.
6.200%, 2/15/56(2)	145	146
Series B 7.000%, 6/1/54	130	141
Electricite de France S.A. 144A 6.900%, 5/23/53(2)(3)	206	232
Enel Finance International N.V. 144A 7.500%, 10/14/32(3)	196	227
Entergy Corp. 7.125%, 12/1/54	290	305
Eskom Holdings 144A 8.450%, 8/10/28(3)	101	108
Ferrellgas LP 144A 5.875%, 4/1/29(3)	275	263
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)(3)	276	293
Limak Yenilenebilir Enerji AS 144A 9.625%, 8/12/30(3)	55	54
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(3)	55	57
144A 8.375%, 2/15/32(2)(3)	240	249
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	$223	$247
Southern California Edison Co. 6.000%, 1/15/34(2)	215	227
Vistra Corp. 144A 8.000% (2)(3)(9)	190	194
		3,405

Total Corporate Bonds and Notes (Identified Cost $53,759)		53,436

Leveraged Loans—3.0%
Aerospace—0.1%
Rand Parent LLC 2025, Tranche B (3 month Term SOFR + 3.000%) 7.001%, 3/18/30(7)	349	349
Chemicals—0.1%
Ineos Finance plc 2030 (1 month Term SOFR + 3.250%) 7.166%, 2/18/30(7)	159	134
Lummus Technology Holdings V LLC Tranche B (1 month Term SOFR + 2.500%) 6.416%, 12/31/29(7)	150	150
Nouryon Finance B.V. 2024, Tranche B-1 (3-6 month Term SOFR + 3.250%) 7.036%, 4/3/28(7)	159	158
		442

Consumer Durables—0.1%
Gloves Buyer, Inc. (1 month Term SOFR + 4.000%) 7.916%, 5/21/32(7)	95	94
	Par Value(1)	Value

Consumer Durables—continued
White Cap Supply Holdings LLC Tranche C (1 month Term SOFR + 3.250%) 7.215%, 10/19/29(7)	$114	$114
		208

Consumer Non-Durables—0.0%
AI Aqua Merger Sub, Inc. 2025, Tranche B (1-3 month Term SOFR + 3.000%) 6.854% - 6.873%, 7/31/28(7)	114	115
Albion Financing 3 S.a.r.l. 2025, Tranche A (3 month Term SOFR + 3.000%) 6.868%, 5/21/31(7)	89	89
		204

Energy—0.2%
AL GCX Fund VIII Holdings LLC Tranche B (1 month Term SOFR + 2.000%) 5.992%, 1/30/32(7)	80	80
Blackfin Pipeline LLC (1 month Term SOFR + 3.000%) 6.938%, 9/29/32(7)	140	140
CVR CHC LP Tranche B (3 month Term SOFR + 4.000%) 8.002%, 12/30/27(7)	68	68
Epic Crude Services LP Tranche B (3 month Term SOFR + 2.500%) 6.340%, 10/15/31(7)	130	130
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Freeport LNG Investments LLP 2025, Tranche B (3 month Term SOFR + 3.250%) 7.120%, 12/21/28(7)	$121	$121
M6 ETX Holdings II Midco LLC Tranche B (1 month Term SOFR + 2.500%) 6.416%, 4/1/32(7)	94	94
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 2.500%) 6.340%, 2/16/28(7)	125	126
		759

Financials—0.1%
Acrisure LLC 2024, Tranche B-6 (1 month Term SOFR + 3.000%) 6.916%, 11/6/30(7)	114	113
Focus Financial Partners LLC Tranche B (1 month Term SOFR + 2.500%) 6.416%, 9/15/31(7)(8)	130	130
Pac Dac LLC (3 month Term SOFR + 3.250%) 7.108%, 10/28/30(7)	220	218
PEX Holdings LLC (3 month Term SOFR + 2.750%) 6.752%, 11/20/31(7)	124	124
		585

Food / Tobacco—0.1%
Aspire Bakeries Holdings LLC (1 month Term SOFR + 3.500%) 7.416%, 12/23/30(7)	149	149
	Par Value(1)	Value

Food / Tobacco—continued
Del Monte Foods Corp. II, Inc. (1 month Term SOFR + 9.600%) 13.559%, 4/2/26(7)	$43	$41
Del Monte Foods, Inc.
(1 month Term SOFR + 9.600%) 13.559%, 4/2/26(7)	63	51
(3 month Term SOFR + 4.900%) 8.923%, 8/2/28(8)(12)	189	2
(3 month Term SOFR + 8.150%) 12.321%, 8/2/28(12)	36	17
(3-6 month Term SOFR + 4.400%) 8.173% - 8.423%, 8/2/28(8)(12)	82	2
Red SPV LLC (1 month Term SOFR + 2.250%) 6.210%, 3/15/32(7)	125	125
Sigma Holdco B.V. Tranche B-12 (3 month Term SOFR + 3.910%) 7.885%, 1/3/28(7)	— (10)	— (10)
		387

Food and Drug—0.0%
Dechra Pharmaceuticals Holdings Ltd. Tranche B-1 (6 month Term SOFR + 3.250%) 7.447%, 1/27/32(7)	80	80
Snacking Investments Bidco Pty Ltd. (3 month Term SOFR + 3.000%) 6.838%, 10/12/32(7)	35	35
		115

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Forest Prod / Containers—0.0%
Clydesdale Acquisition Holdings, Inc. Tranche B (1 month Term SOFR + 3.175%) 7.091%, 4/13/29(7)	$120	$119
Klockner Pentaplast of America, Inc. Tranche B (5 month Term SOFR + 4.975%) 9.019%, 2/12/26(7)	140	64
		183

Gaming / Leisure—0.1%
Catawba Nation Gaming Authority Tranche B (1 month Term SOFR + 4.750%) 8.666%, 3/28/32(7)	110	112
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.500%) 7.502%, 11/12/29(7)	132	114
Turquoise Topco Ltd. Tranche B 0.000%, 8/13/32(7)(13)	75	74
		300

Health Care—0.4%
Agiliti Health, Inc. 2023, Tranche B (3 month Term SOFR + 3.000%) 6.861%, 5/1/30(7)	59	57
Amneal Pharmaceuticals LLC (1 month Term SOFR + 3.500%) 7.416%, 8/2/32(7)	45	45
Argent Finco LLC 0.000%, 11/12/32(7)(13)	30	30
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 7.916%, 9/29/28(7)	117	118
	Par Value(1)	Value

Health Care—continued
Cotiviti, Inc. (1 month Term SOFR + 2.750%) 6.734%, 5/1/31(7)	$112	$108
Financiere Mendel (3 month Term SOFR + 2.750%) 6.593%, 11/8/30(7)	30	30
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.101%, 10/1/27(7)	134	133
Genmab A/S Tranche B 0.000%, 11/19/32(7)(13)	25	25
Global Medical Response, Inc. (3 month Term SOFR + 3.500%) 7.384%, 10/1/32(7)	125	125
Grifols Worldwide Operations USA, Inc. Tranche B (3 month Term SOFR + 2.150%) 5.972%, 11/15/27(7)	130	130
Lannett Co., Inc. First Lien 2.000%, 6/16/30(8)	17	13
LifePoint Health, Inc.
Tranche B (1-3 month Term SOFR + 3.750%) 7.655% - 7.709%, 5/16/31(7)	124	124
Tranche B-2 (3 month Term SOFR + 3.500%) 7.660%, 5/16/31(7)	30	30
Modivcare, Inc. (3 month Term SOFR + 6.750%) 10.752%, 7/1/31(4)	40	17
Radiology Partners, Inc. Tranche B (3 month Term SOFR + 4.500%) 8.502%, 6/30/32(7)	125	124
Southern Veterinary Partners LLC 2025 (3 month Term SOFR + 2.500%) 6.365%, 12/4/31(7)	60	60
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 8.002%, 9/27/30(7)	$150	$150
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 8.352%, 11/20/26(7)	224	193
		1,512

Housing—0.1%
Chariot Buyer LLC 2025, Tranche B (1 month Term SOFR + 3.000%) 6.916%, 9/8/32(7)	83	83
Cornerstone Building Brands, Inc. Tranche B (1 month Term SOFR + 3.350%) 7.309%, 4/12/28(7)	167	133
Green Infrastructure Partners, Inc. (3 month Term SOFR + 2.750%) 6.753%, 9/24/32(7)	70	70
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.000%) 7.001%, 1/17/32(7)	112	112
		398

Information Technology—0.4%
Applied Systems, Inc.
2024, Second Lien (3 month Term SOFR + 4.500%) 8.502%, 2/23/32(7)	20	20
Tranche B-1 (3 month Term SOFR + 2.500%) 6.502%, 2/24/31(7)	170	170
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 7.252%, 7/6/29(7)	146	121
	Par Value(1)	Value

Information Technology—continued
Cloud Software Group, Inc. Tranche B-2 (3 month Term SOFR + 3.250%) 7.252%, 3/21/31(7)	$144	$144
ConnectWise LLC (3 month Term SOFR + 3.762%) 7.763%, 9/29/28(7)	174	174
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 8.843%, 12/12/29(7)	133	133
ECL Entertainment LLC 2025, Tranche B (1 month Term SOFR + 3.000%) 6.916%, 8/30/30(7)	182	181
Genesys Cloud Services Holdings II LLC 2025 (1 month Term SOFR + 2.500%) 6.416%, 1/30/32(7)	110	108
Indicor LLC Tranche D (3 month Term SOFR + 2.750%) 6.752%, 11/22/29(7)	104	105
Ion Platform Finance U.S., Inc. (3 month Term SOFR + 3.750%) 7.685%, 10/7/32(7)	110	104
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 6.916%, 8/31/28(7)	174	175
Rocket Software, Inc. (1 month Term SOFR + 3.750%) 7.666%, 11/28/28(7)	117	117
UKG, Inc. Tranche B (3 month Term SOFR + 2.500%) 6.338%, 2/10/31(7)	114	114
		1,666

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Manufacturing—0.2%
Arcline FM Holdings LLC 2025 (3 month Term SOFR + 2.750%) 6.684%, 6/24/30(7)	$163	$164
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 8.484%, 9/28/28(7)	127	126
Dynamo U.S. Bidco, Inc. Tranche B-1 (1 month Term SOFR + 3.250%) 7.234%, 9/30/31(7)	35	35
Glatfelter Corp. Tranche B (3 month Term SOFR + 4.250%) 8.072%, 11/4/31(7)	98	96
LSF12 Crown U.S. Commercial Bidco LLC 2025 (1 month Term SOFR + 3.500%) 7.484%, 12/2/31(7)	131	131
TK Elevator Midco GmbH Tranche B (6 month Term SOFR + 2.750%) 6.947%, 4/30/30(7)	114	115
		667

Media / Telecom - Broadcasting—0.1%
CMG Media Corp. (3 month Term SOFR + 3.600%) 7.601%, 6/18/29(7)	130	119
Gray Television, Inc. Tranche D (1 month Term SOFR + 3.000%) 7.099%, 12/1/28(7)	87	87
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.500%) 7.416%, 1/31/29(7)	128	127
		333

	Par Value(1)	Value

Media / Telecom - Cable/Wireless Video—0.1%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.166%, 9/18/30(7)	$97	$94
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.512%) 9.352%, 8/2/29(7)	175	175
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 7.263%, 11/12/27(7)	299	287
		556

Media / Telecom - Diversified Media—0.1%
Century DE Buyer LLC 2025 (3 month Term SOFR + 3.000%) 6.840%, 10/30/30(7)	124	124
McGraw-Hill Education, Inc. 2025, Tranche B (1 month Term SOFR + 2.850%) 6.766%, 8/6/31(7)	80	80
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 9.012%, 4/11/29(7)	150	147
		351

Media / Telecom - Telecommunications—0.1%
Altice France S.A.
Tranche B-11 (3 month Term SOFR + 4.125%) 8.110%, 5/1/28(7)	190	187
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Telecommunications—continued
Tranche B-12 (3 month Term SOFR + 5.063%) 9.048%, 10/30/28(7)	$38	$38
		225

Media / Telecom - Wireless Communications—0.0%
Viasat, Inc. (1 month Term SOFR + 4.614%) 8.530%, 3/2/29(7)	157	156
Retail—0.1%
CNT Holdings I Corp. 2025 (3 month Term SOFR + 2.250%) 6.090%, 11/8/32(7)	121	121
Harbor Freight Tools USA, Inc. (1 month Term SOFR + 2.250%) 6.166%, 6/11/31(7)	78	77
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 7.513%, 3/3/28(7)	115	113
		311

Service—0.5%
AlixPartners LLP 2025 (1 month Term SOFR + 2.000%) 5.916%, 8/12/32(7)	210	210
Allied Universal Holdco LLC (1 month Term SOFR + 3.350%) 7.266%, 8/20/32(7)	200	201
Amentum Holdings LLC (1 month Term SOFR + 2.250%) 6.166%, 9/29/31(7)	150	150
	Par Value(1)	Value

Service—continued
Ascend Learning LLC (1 month Term SOFR + 3.000%) 6.916%, 12/11/28(7)	$134	$134
BIFM U.S. Finance LLC 2025, First Lien (1 month Term SOFR + 3.250%) 7.166%, 5/31/28(7)	134	134
DG Investment Intermediate Holdings 2, Inc. (1 month Term SOFR + 3.750%) 7.666%, 7/9/32(7)	129	129
Fugue Finance B.V. (3 month Term SOFR + 2.750%) 6.544%, 1/9/32(7)	35	35
Garda World Security Corp. (1 month Term SOFR + 3.000%) 6.948%, 2/1/29(7)	127	127
Husky Injection Molding Systems Ltd. (3-6 month Term SOFR + 3.750%) 7.590% - 7.916%, 2/15/29(7)	98	99
Kuehg Corp. (3 month Term SOFR + 2.750%) 6.752%, 6/12/30(7)	123	116
Lernen Bidco Ltd. Tranche B-3 (1 month Term SOFR + 3.500%) 7.410%, 10/27/31(7)	109	109
NAB Holdings LLC 2025 (3 month Term SOFR + 2.500%) 6.502%, 11/24/28(7)	224	216
Omnia Partners LLC (3 month Term SOFR + 2.500%) 6.359%, 7/25/30(7)	74	74
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Par Value(1)	Value

Service—continued
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 8.016%, 11/2/27(7)	$116	$113
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 6.780%, 3/24/28(7)	160	160
		2,007

Transportation - Automotive—0.0%
Wand NewCo 3, Inc. Tranche B-2 (1 month Term SOFR + 2.500%) 6.416%, 1/30/31(7)	152	152
Utilities—0.1%
Hamilton Projects Acquiror LLC (1 month Term SOFR + 2.500%) 6.416%, 5/30/31(7)	91	92
Potomac Energy Center LLC (3 month Term SOFR + 3.000%) 6.840%, 8/5/32(7)	135	136
WEC U.S. Holdings Ltd. (1 month Term SOFR + 2.000%) 5.984%, 1/27/31(7)	114	114
		342

Total Leveraged Loans (Identified Cost $12,659)		12,208

	Shares
Preferred Stock—0.1%
Financials—0.1%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)(3)	310 (14)	308
Total Preferred Stock (Identified Cost $310)		308

	Shares	Value

Common Stocks—103.7%
Communication Services—1.3%
Altice Luxembourg S.A.(15)	167	$3
Atento Luxco 1 S.A.(15)	4,451	80
Cellnex Telecom S.A.(2)	177,344	5,321
		5,404

Consumer Discretionary—0.0%
MYT Holding LLC Class B(8)(15)	22,362	6
NMG Parent LLC Escrow(8)(15)	368	—
West Marine(8)(15)	475	—
		6

Energy—13.4%
Cheniere Energy, Inc.(2)	35,631	7,428
DT Midstream, Inc.(2)	26,525	3,222
Enbridge, Inc.(2)	97,296	4,746
Keyera Corp.(2)	95,903	3,098
Keyera Corp. Subscription Receipts	21,016	662
Kinder Morgan, Inc.(2)	175,589	4,797
ONEOK, Inc.(2)	51,477	3,748
Targa Resources Corp.(2)	37,121	6,508
TC Energy Corp.(2)	174,653	9,557
Williams Cos., Inc. (The)(2)	167,204	10,188
		53,954

Health Care—0.0%
Endo GUC Trust Class A Escrow(8)(15)	7,168	—
Lannett Co., Inc.(8)(15)	3,742	103
		103

Industrials—32.3%
Aena SME S.A.(2)	971,999	26,460
Aeroports de Paris S.A.(2)	47,753	6,998
Auckland International Airport Ltd.	1,069,799	4,912
Canadian National Railway Co.	124,137	11,888
Canadian Pacific Kansas City Ltd.	141,673	10,263
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
	Shares	Value

Industrials—continued
CSX Corp.	297,494	$10,519
Ferrovial SE	140,087	9,177
Flughafen Zurich AG Registered Shares(2)	16,078	4,797
GEK TERNA S.A.	125,134	3,607
Grupo Aeroportuario del Centro Norte SAB de C.V. Class B	243,800	3,271
Grupo Aeroportuario del Pacifico SAB de C.V. Class B	95,715	2,288
Transurban Group	1,162,741	11,373
Union Pacific Corp.(2)	75,862	17,587
Vinci S.A.	45,317	6,428
		129,568

Real Estate—5.0%
American Tower Corp.(2)	59,278	10,745
Crown Castle, Inc.(2)	101,061	9,225
		19,970

Utilities—51.7%
Alliant Energy Corp.(2)	77,266	5,368
Atmos Energy Corp.(2)	22,826	4,026
CenterPoint Energy, Inc.(2)	120,576	4,821
Dominion Energy, Inc.(2)	86,550	5,433
Duke Energy Corp.(2)	69,766	8,647
E.ON SE(2)	269,555	4,801
EDP S.A.(2)	886,297	3,955
Entergy Corp.(2)	85,974	8,384
Evergy, Inc.(2)	102,867	7,988
Eversource Energy(2)	91,747	6,164
Iberdrola S.A.(2)	340,433	7,183
Kansai Electric Power Co., Inc. (The)	336,200	5,744
National Grid plc	588,675	8,934
NextEra Energy, Inc.(2)	306,092	26,413
NiSource, Inc.(2)	202,587	8,940
	Shares	Value

Utilities—continued
OGE Energy Corp.(2)	156,701	$7,174
Pennon Group plc	891,695	6,509
PG&E Corp.(2)	528,488	8,519
PPL Corp.(2)	188,520	6,956
Public Service Enterprise Group, Inc.(2)	49,703	4,151
Sempra (2)	159,709	15,128
Severn Trent plc	113,905	4,249
Southern Co. (The)(2)	87,950	8,014
Spire, Inc.(2)	76,814	6,810
United Utilities Group plc	264,150	4,325
Veolia Environnement S.A.(2)	118,601	4,031
WEC Energy Group, Inc.(2)	43,080	4,828
Xcel Energy, Inc.(2)	122,544	10,062
		207,557

Total Common Stocks (Identified Cost $370,273)		416,562

Exchange-Traded Fund—0.5%
State Street SPDR Bloomberg High Yield Bond ETF(16)	23,315	2,277
Total Exchange-Traded Fund (Identified Cost $2,256)		2,277

Total Long-Term Investments—140.4% (Identified Cost $518,232)		564,033
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
Value

TOTAL INVESTMENTS—140.4% (Identified Cost $518,232)	$564,033
Other assets and liabilities, net—(40.4)%	(162,209)
NET ASSETS—100.0%	$401,824

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
JSC	Joint Stock Company
LLC	Limited Liability Company
LLP	Limited Liability Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depositary Receipt

Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $304,029.
(3)
Security exempt from registration under
Rule 144A of the Securities Act of 1933. These
securities may be resold in transactions exempt
from registration, normally to qualified
institutional buyers. At November 30, 2025,
these securities amounted to a value of $79,253
or 19.7% of net assets.

(4)	Security in default; no interest payments are being received.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of November 30, 2025.
(7)
Variable rate security. Rate disclosed is as of
November 30, 2025. Information in parenthesis
represents benchmark and reference rate for
each security. Certain variable rate securities are
not based on a published reference rate and
spread but are determined by the issuer or agent
and are based on current market conditions, or,
for mortgage-backed securities, are impacted by
the individual mortgages which are paying off
over time. These securities do not indicate a
reference rate and spread in their descriptions.

(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	No contractual maturity date.
(10)	Amount is less than $500 (not in thousands).
(11)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(12)	Security in default; interest payments are being received.
(13)	This loan will settle after November 30, 2025, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(14)	Value shown as par value.
(15)	Non-income producing.
(16)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of November 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$2,283	$—	$2,283	$—
Foreign Government Securities	21,205	—	21,205	—
Mortgage-Backed Securities	36,444	—	36,444	—
Asset-Backed Securities	19,310	—	18,970	340
Corporate Bonds and Notes	53,436	—	53,436	— (1)
Leveraged Loans	12,208	—	12,061	147
Equity Securities:
Preferred Stock	308	—	308	—
Common Stocks	416,562	416,453	—	109 (1)
Exchange-Traded Fund	2,277	2,277	—	—
Total Investments	$564,033	$418,730	$144,707	$596

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $342 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended November 30, 2025.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2025
(Reported in thousands except shares and per share amounts)

	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Assets
Investment in securities at value(1)	$131,430	$189,568	$564,033
Foreign currency at value(2)	—	32	61
Cash	983	2,344	1,583
Cash pledged as collateral for reverse repurchase agreements	—	688	—
Over-the-counter swaps at value(3)	—	109	—
Receivables
Investment securities sold	225	—	371
Dividends and interest	1,728	4,048	2,517
Unrealized appreciation on unfunded loan commitment(4)	— (a)	—	—
Tax reclaims	—	8	422
Prepaid Trustees’/Directors’ retainer	1	1	2
Prepaid expenses and other assets (Note 4)	49	186	217
Total assets	134,416	196,984	569,206
Liabilities
Borrowings (Note 8)	39,200	38,619	164,900
Payables
Investment securities purchased	985	—	719
Interest on borrowings (Note 8)	187	151	672
Investment advisory fees (Note 4)	104	162	321
Trustee/Director deferred compensation plan (Note 4)	53	11	221
Professional fees	47	56	72
Administration and accounting fees	32	38	75
Other accrued expenses	26	40	402
Total liabilities	40,634	39,077	167,382
Net Assets	$93,782	$157,907	$401,824
Net Assets Consist of:
Common stock (Note 10)	$—	$32	$56
Capital paid on shares of beneficial interest	131,944	382,355	354,257
Total distributable earnings (accumulated losses)	(38,162)	(224,480)	47,511
Net Assets	$93,782	$157,907	$401,824
Common Shares Outstanding	11,313,094	32,027,733	55,548,447
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2025
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Net Asset Value Per Share(5)	$8.29	$4.93	$7.23
(1) Investment in securities at cost	$130,125	$182,395	$518,232
(2) Foreign currency at cost	$—	$32	$61
(3) Includes premiums paid (received) on over-the-counter credit default swaps	$—	$(40)	$—

(4)	See Note 2l in Notes to Financial Statements.
(5)	Net Asset Value Per Share is calculated using unrounded net assets.
(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS
YEAR ENDED November 30, 2025
($ reported in thousands)

	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Investment Income
Interest	$8,930	$19,432
Dividends	99	174
Foreign taxes withheld	—	(51)
Total investment income	9,029	19,555
Expenses
Investment advisory fees	1,270	1,922
Administration and accounting fees	166	224
Professional fees	47	67
Printing fees and expenses	28	37
Transfer agent fees and expenses	12	9
Custodian fees	10	9
Trustees’/Directors’ fees and expenses	7	10
Miscellaneous expenses	45	52
Total expenses before interest expense	1,585	2,330
Interest expense on borrowings (Note 8)	2,116	2,268
Total expenses after interest expense	3,701	4,598
Net investment income (loss)	5,328	14,957
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,200)	5,927
Foreign currency transactions	2	(888)
Foreign capital gains tax	—	— (a)
Forward foreign currency exchange contracts	—	(6)
Swaps	—	1,273
Net change in unrealized appreciation (depreciation) on:
Investments	5,266	6,462
Foreign currency transactions	1	70
Forward foreign currency exchange contracts	—	(204)
Swaps	—	(199)
Net realized and unrealized gain (loss) on investments	3,069	12,435
Net increase (decrease) in net assets resulting from operations	$8,397	$27,392

(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED November 30, 2025
($ reported in thousands)

Total Return Fund Inc.
Investment Income
Dividends	$12,896
Interest	8,812
European Union tax reclaims	39
Foreign taxes withheld	(674)
Total investment income	21,073
Expenses
Investment advisory fees	3,883
Administration and accounting fees	598
Printing fees and expenses	472
Transfer agent fees and expenses	443
Professional fees	116
Trustees’/Directors’ fees and expenses	29
Custodian fees	22
European Union tax reclaim fees	3
Miscellaneous expenses	120
Total expenses before interest expense	5,686
Interest expense on borrowings (Note 8)	8,594
Total expenses after interest expense	14,280
Net investment income (loss)	6,793
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	30,419
Foreign currency transactions	(44)
Net change in unrealized appreciation (depreciation) on:
Investments	6,411
Foreign currency transactions	35
Net realized and unrealized gain (loss) on investments	36,821
Net increase (decrease) in net assets resulting from operations	$43,614
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)

	Global Multi-Sector Income Fund
	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$5,328	$4,999
Net realized gain (loss)	(2,198)	(2,522)
Net change in unrealized appreciation (depreciation)	5,267	9,051
Increase (decrease) in net assets resulting from operations	8,397	11,528
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,516)	(5,055)
Return of capital	(5,344)	(5,806)
Dividends and Distributions to Shareholders	(10,860)	(10,861)
Net increase (decrease) in net assets	(2,463)	667
Net Assets
Beginning of period	96,245	95,578
End of period	$93,782	$96,245
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	Stone Harbor Emerging Markets Income Fund
	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$14,957	$12,964
Net realized gain (loss)	6,306	2,211
Net change in unrealized appreciation (depreciation)	6,129	17,471
Increase (decrease) in net assets resulting from operations	27,392	32,646
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(15,452)	(20,130)
Return of capital	(6,758)	(99)
Dividends and Distributions to Shareholders	(22,210)	(20,229)
From Capital Share Transactions
Net proceeds from shares issued through at-the-market offering (2,478,201 and 101,763 shares, respectively) (Note 11)	12,413	508
Reinvestment of distributions resulting in the issuance of common stock (258,272 and 239,537 shares, respectively)	1,245	1,182
Plan of reorganization (Note 13)	—	51,054
Increase (decrease) in net assets from capital transactions	13,658	52,744
Net increase (decrease) in net assets	18,840	65,161
Net Assets
Beginning of period	139,067	73,906
End of period	$157,907	$139,067
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	29,291,260	17,351,391
Shares issued through at-the-market offering	2,478,201	101,763
Reinvestment of distributions resulting in the issuance of common stock	258,272	239,537
Plan of reorganization (Note 13)	—	11,598,569
Common shares outstanding at end of period	32,027,733	29,291,260
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	Total Return Fund Inc.
	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$6,793	$8,349
Net realized gain (loss)	30,375	16,014
Net change in unrealized appreciation (depreciation)	6,446	58,234
Increase (decrease) in net assets resulting from operations	43,614	82,597
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(33,946)	(8,721)
Return of capital	—	(30,026)
Dividends and Distributions to Shareholders	(33,946)	(38,747)
From Capital Share Transactions
Payment for tendered shares (Note 10)	(39,739)	(41,131)
Increase (decrease) in net assets from capital transactions	(39,739)	(41,131)
Net increase (decrease) in net assets	(30,071)	2,719
Net Assets
Beginning of period	431,895	429,176
End of period	$401,824	$431,895
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
YEAR ENDED November 30, 2025
($ reported in thousands)

	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$8,397	$27,392
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	129,454	115,624
(Increase) Decrease in investment securities sold receivable	313	3,707
Purchases of long-term investments	(119,052)	(107,328)
Increase (Decrease) in investment securities purchased payable	(973)	(4,397)
Net (purchases) or sales of short-term investments	(157)	4,620
Net (purchases) or sales in purchased options	—	52
Net change in unrealized (appreciation)/depreciation on long-term investments	(5,266)	(6,462)
Net change in unrealized (appreciation)/depreciation of foreign currency exchange contracts	—	204
Net realized (gain)/loss on investments	2,200	(5,927)
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	(5)	909
Amortization of premiums and inflation income and accretion of discounts on investments	(725)	(5,962)
Proceeds from litigation settlements	(1)	—
(Increase) Decrease in tax reclaims receivable	—	(4)
(Increase) Decrease in dividends and interest receivable	(39)	(64)
(Increase) Decrease in prepaid expenses and other assets	6	(47)
Increase (Decrease) in interest payable on borrowings	(41)	20
Increase (Decrease) in over-the-counter swaps at value	—	(505)
Increase (Decrease) in affiliated expenses payable	15	15
Increase (Decrease) in non-affiliated expenses payable	5	3
Cash provided by (used for) operating activities	14,131	21,850
Cash provided (used for) financing activities:
Cash received from borrowings	—	326,789
Cash payments to reduce borrowings	(3,800)	(337,724)
Net proceeds from issuance of common stock through at-the-market offering	—	12,450
Cash distributions paid to shareholders	(10,860)	(20,965)
Due to custodian	—	(217)
Cash provided (used for) financing activities:	(14,660)	(19,667)
Net increase/decrease in cash	(529)	2,183
Restricted and unrestricted cash at beginning of period	1,512	881
Restricted and unrestricted cash at end of period	$983	$3,064
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
YEAR ENDED November 30, 2025
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund

Supplemental cash flow information:
Reinvestment of dividends and distributions	$—	$1,245
Cash paid during the period for interest expense on borrowings	$2,157	$2,248

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$983	$2,344
Foreign currency at value	$—	$32
Cash pledged as collateral for reverse repurchase agreements	$—	$688
	$983	$3,064
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
YEAR ENDED November 30, 2025
($ reported in thousands)

Total Return Fund Inc.
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$43,614
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	361,206
(Increase) Decrease in investment securities sold receivable	194
Purchases of long-term investments	(293,098)
Increase (Decrease) in investment securities purchased payable	(2,290)
Net (purchases) or sales of short-term investments	(187)
Net change in unrealized (appreciation)/depreciation on long-term investments	(6,411)
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	5
Net realized (gain)/loss on investments	(30,419)
Return of capital distributions on investments	331
Amortization of premium and accretion of discounts on investments	(454)
Proceeds from litigation settlements	283
(Increase) Decrease in tax reclaims receivable	(54)
(Increase) Decrease in dividends and interest receivable	180
(Increase) Decrease in prepaid expenses and other assets	7
Increase (Decrease) in prepaid Directors’ retainer	1
Increase (Decrease) in interest payable on borrowings	(122)
Increase (Decrease) in affiliated expenses payable	7
Increase (Decrease) in non-affiliated expenses payable	300
Cash provided by (used for) operating activities	73,093
Cash provided (used for) financing activities:
Cash payments to reduce borrowings	(3,400)
Cash distributions paid to shareholders	(33,946)
Payments for tendered shares	(39,739)
Cash provided (used for) financing activities:	(77,085)
Net increase (decrease) in cash	(3,992)
Cash and foreign currency at beginning of period	5,636
Cash and foreign currency at end of period	$1,644
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$8,716
Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$1,583
Foreign currency at value	$61
$1,644
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$8.51	$8.45	$8.94	$11.67	$12.55
Income (loss) from investment operations:
Net investment income (loss)(1)	0.47	0.44	0.40	0.46	0.52
Net realized and unrealized gain (loss)	0.27	0.58	0.07	(2.23)	(0.32)
Total from investment operations	0.74	1.02	0.47	(1.77)	0.20
Dividends and Distributions to Shareholders:
Net investment income	(0.49)	(0.45)	(0.41)	(0.46)	(0.52)
Return of capital	(0.47)	(0.51)	(0.55)	(0.50)	(0.56)
Total dividends and distributions to shareholders	(0.96)	(0.96)	(0.96)	(0.96)	(1.08)
Net asset value, end of period	$8.29	$8.51	$8.45	$8.94	$11.67
Market value, end of period(2)	$7.85	$8.06	$7.35	$8.12	$11.56
Total return, net asset value(3)	10.04%	13.92%	7.19%	(14.70)%	1.76%
Total return, market value(3)	10.02%	24.05%	2.66%	(21.78)%	8.22%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	3.98%	4.48%	4.46%	2.76%	2.14%
Ratio of net investment income (loss) to average net assets	5.73%	5.16%	4.59%	4.62%	4.28%
Portfolio turnover rate	90%	80%	57%	44%	54%
Net assets, end of period (000’s)	$93,782	$96,245	$95,578	$101,164	$132,058
Borrowings, end of period (000’s)	$39,200	$43,000	$43,000	$45,400	$52,500
Asset coverage, per $1,000 principal amount of borrowings(5)	$3,392	$3,238	$3,223	$3,228	$3,515

(1)	Calculated using average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic
Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(4)	Ratio of total expenses, before interest expense on borrowings, was 1.70%, 1.74%, 1.71%, 1.74% and 1.74% for the years ended November 30, 2025, 2024, 2023, 2022 and 2021, respectively.
(5)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$4.75	$4.26	$4.17	$6.24	$7.04
Income (loss) from investment operations:
Net investment income (loss)(1)	0.48	0.45	0.47	0.52	0.60
Net realized and unrealized gain (loss)	0.40	0.76	0.34	(1.87)	(0.52)
Total from investment operations	0.88	1.21	0.81	(1.35)	0.08
Dividends and Distributions to Shareholders:
Net investment income	(0.50)	(0.72)	(0.66)	(0.09)	(0.57)
Return of capital	(0.22)	— (2)	(0.06)	(0.63)	(0.31)
Total dividends and distributions to shareholders	(0.72)	(0.72)	(0.72)	(0.72)	(0.88)
Accretion on net asset value as a result of at-the-market share issuance (Note 11)	0.02	— (2)	—	—	—
Net asset value, end of period	$4.93	$4.75	$4.26	$4.17	$6.24
Market value, end of period	$4.92	$5.02	$4.38	$4.24	$6.65
Total return, net asset value(3)	20.83%	30.38%	21.20%	(22.31)%	0.36%
Total return, market value(3)	13.68%	32.71%	22.14%	(25.98)%	0.66%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	3.13%(5)	3.28%(5)	3.70%(6)	2.95%	2.37%
Ratio of net investment income (loss) to average net assets	10.19%	9.84%	11.21%(6)	10.55%	8.57%
Portfolio turnover rate	58%	69%	76%	37%	47%
Net assets, end of period (000’s)	$157,907	$139,067	$73,906	$71,293	$105,134
Borrowings, end of period (000’s)	$38,619	$49,554	$14,172	$28,600	$45,481
Asset coverage, per $1,000 of borrowings(7)	$5,089	$3,806	$6,215	$3,493	$3,312

(1)	Calculated using average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic
Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(4)	Ratio of total expenses before interest expense to average net assets was 1.59%, 1.60%, 2.11%, 2.03% and 1.96% for the years ended November 30, 2025, 2024, 2023, 2022 and 2021, respectively.
(5)	The Fund is currently under its expense limitation.
(6)
The Fund incurred some non-recurring reorganization expenses in 2023.  When excluding these costs, the ratio of total expenses after interest expense to average net assets would be 3.33% and the ratio of net investment income to average net assets would be 11.58%.

(7)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$7.00	$6.26	$7.52	$8.92	$9.31
Income (loss) from investment operations:
Net investment income (loss)(1)	0.12	0.13	0.13	0.19	0.22
Net realized and unrealized gain (loss)	0.69	1.19	(0.52)	(0.37)	0.35
Total from investment operations	0.81	1.32	(0.39)	(0.18)	0.57
Dividends and Distributions to Shareholders:
Net investment income and capital gains	(0.60)	(0.14)	(0.14)	(0.47)	(0.24)
Return of capital	—	(0.46)	(0.73)	(0.49)	(0.72)
Total dividends and distributions to shareholders	(0.60)	(0.60)	(0.87)	(0.96)	(0.96)
Fund Share Transactions (Note 10)
Dilutive effect on net asset value as a result of rights offering(2)	—	—	— (3)	(0.26)	—
Anti-dilutive impact of tender offer (Note 10)	0.02	0.02	—	—	—
Net asset value, end of period	$7.23	$7.00	$6.26	$7.52	$8.92
Market value, end of period(4)	$6.62	$6.23	$5.38	$6.95	$9.37
Total return, net asset value(5)	13.76%	24.24%	(3.96)%	(1.45)%	6.36%
Total return, market value(5)	17.03%	28.66%	(10.69)%	(16.43)%(6)	23.68%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)	3.67%(8)	4.02%(8)	3.87%	2.26%	1.73%
Ratio of net investment income (loss) to average net assets	1.75%(8)	2.01%(8)	1.99%	2.30%	2.34%
Portfolio turnover rate	53%	59%	36%	47%	44%
Net assets, end of period (000’s)	$401,824	$431,895	$429,176	$515,679	$426,461
Borrowings, end of period (000’s)	$164,900	$168,300	$187,000	$207,000	$159,750
Asset coverage, per $1,000 principal amount of borrowings(9)	$3,437	$3,566	$3,295	$3,491	$3,670

(1)	Calculated using average shares outstanding.
(2)	Shares were sold at a 5% discount from a 5-day average market price from 9/12/22 to 9/16/22.
(3)	Amount is less than $0.005 per share.
(4)	Closing Price – New York Stock Exchange.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purpose of this calculation, to be reinvested at prices under the Fund’s Automatic
Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning and ending values.

(6)	Total return on market value includes the dilutive effect of the 2022 rights offering. Without this effect, the total market return would have been (16.12%).
(7)	Ratio of total expenses, before interest expense on borrowings, was 1.46%, 1.41%, 1.31%, 1.32% and 1.34% for the years ended November 30, 2025, 2024, 2023, 2022 and 2021, respectively.
(8)
The Fund incurred certain non-recurring tender offer costs in 2025 and 2024.  When excluding these costs, the ratio of total expenses to average net assets would be 3.51% and 3.92% respectively, and the ratio of net investment income (loss) to average net assets would be 1.91% and 2.11% respectively.

See Notes to Financial Statements

TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(9)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
November 30, 2025
Note 1. Organization
Global Multi-Sector Income Fund, Stone Harbor Emerging Markets Income Fund, and Total Return Fund Inc. (each, a “Fund” and, collectively, the “Funds”) are closed-end, management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Multi-Sector Income Fund is diversified and was formed as a statutory trust under the laws of the State of Delaware on August 23, 2011. Stone Harbor Emerging Markets Income Fund is non-diversified and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 22, 2010. Total Return Fund Inc. is diversified and was incorporated under the laws of the State of Maryland on July 21, 1988. Each Fund’s investment objective is outlined in the respective Manager’s Discussion of Fund Performance pages. There is no guarantee that the Funds will achieve their respective investment objective.
Note 2. Significant Accounting Policies
Each Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.
Security Valuation
The Funds’ Boards of Trustees/Directors have designated the investment adviser, Virtus Investment Advisers, LLC (the “Adviser”), as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 –  prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.
Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation).
If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.
Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as European Union tax reclaims in the Statements of Operations. Related receivables, if any, are reflected as European Union tax reclaims receivable in the Statements of Assets and Liabilities. Generally, unless Management of the Funds believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
tax reclaims and related interest entitlements recognized by a Fund, if any, may reduce the amount of foreign taxes, if any, that a Fund could elect to pass-through- to its shareholders from a U.S. federal tax perspective.
Each Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.
Distributions to Shareholders
The Funds declare distributions on a monthly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Total Return Fund Inc. has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.05 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital.
E.
Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.
Credit Linked Notes
Stone Harbor Emerging Markets Income Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
G.
Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.
When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and forward commitment securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.
Leveraged Loans
The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
J.
Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to a Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
K.
Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and cash pledged as collateral for reverse repurchase agreements.
L.
Segment Reporting
Accounting Standards Codification (“ASC”) 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess each operating segment’s performance. Subject to the oversight and, when applicable, approval of each Fund’s Board of Trustees, the Fund’s Adviser acts as each Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
standard impacted the Funds’ financial statement note disclosures only and did not affect any Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by Stone Harbor Emerging Markets Income Fund.
A.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized appreciation or depreciation. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal year ended November 30, 2025, Stone Harbor Emerging Markets Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.
B.
Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the fiscal year ended November 30, 2025, Stone Harbor Emerging Markets Income Fund invested in purchased call and put options contracts in an attempt to manage foreign currency risk and with the purpose of generating realized gains.
C.
Swaps
A Fund enters into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected in the Statements of Assets and Liabilities as “Over-the-counter swaps at value” and as “Variation margin receivable/payable on cleared swaps” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between a Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
Operations. Swap contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated in the Schedule of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as “Cash collateral pledged for swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. A Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the fiscal year ended November 30, 2025, Stone Harbor Emerging Markets Income Fund utilized single name credit default swaps to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at November 30, 2025:
Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Asset Derivatives
Over-the-counter swaps at value(1)	Credit contracts	$149
Total Assets		$149

(1)
Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. For OTC swap contracts, the value (including premiums) at November 30, 2025 is shown in the Statements of Assets and Liabilities.

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the fiscal year ended November 30, 2025:
Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Net Realized Gain (Loss) from
Purchased options(1)	Foreign currency contracts	$(31)
Forward foreign currency exchange contracts	Foreign currency contracts	(6)
Swaps	Credit contracts	1,273
Total		$1,236
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(2)	Foreign currency contracts	$11
Forward foreign currency exchange contracts	Foreign currency contracts	(204)
Swaps	Credit contracts	(199)
Total		$(392)

(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by Stone Harbor Emerging Markets Income Fund for the fiscal year ended November 30, 2025.

Purchased Options(1)	$33
Forward Foreign Currency Exchange Purchase Contracts(2)	3,515
Forward Foreign Currency Exchange Sale Contracts(2)	5,798
Credit Default Swap Contracts - Sell Protection(2)	11,200

(1)	Average premium amount.
(2)	Average notional amount.
D.
Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC purchased options, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate a Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.
E.
Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, a Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by a Fund as of November 30, 2025:
At November 30, 2025, Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
OTC swaps	$109	$—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$109	$—
Derivatives not subject to a MNA or similar agreement	—	—
Total assets and liabilities subject to a MNA	$109	$—
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by each Fund as of November 30, 2025:

Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Barclays	$109	$—	$—	$—	$109
Total	$109	$—	$—	$—	$109
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.
Investment Adviser
Virtus Investment Advisers, LLC (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
Effective January 1, 2025, VIA replaced Virtus Alternative Investment Advisers, Inc. (“VAIA”) as the investment adviser to Stone Harbor Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
(“Stone Harbor Fund”). As a result, also effective January 1, 2025, VAIA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Stone Harbor Fund have been transferred to, and assumed by, VIA. Both VIA and VAIA are wholly owned indirect subsidiaries of Virtus. No changes have been made to the investment advisory fees payable by the Stone Harbor Fund, or the fees paid by the Adviser to the subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund. “Managed Assets” is defined as the average daily value of the total assets of each Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
Fund	Advisory Fee
Global Multi-Sector Income Fund	0.95%
Stone Harbor Emerging Markets Income Fund	1.00 *
Total Return Fund Inc.	0.70
*Provided the Advisory Fee does not exceed 1.50% of the Fund’s net assets.
B.
Subadvisers
The subadvisers are responsible for the day-to-day portfolio management of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Global Multi-Sector Income Fund	Newfleet(1)
Stone Harbor Emerging Markets Income Fund	SHIP(2)
Total Return Fund Inc. (Equity Portfolio)	DPIM(3)
Total Return Fund Inc. (Fixed Income Portfolio)	Newfleet(1)

(1)	Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers, LLC (“VFIA”), an indirect, wholly-owned subsidiary of Virtus.
(2)	Stone Harbor Investment Partners (“SHIP”), a division of VFIA.
(3)	Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
C.
Expense Limitation
The Adviser has contractually agreed to limit Stone Harbor Emerging Markets Income Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2026. The expense reimbursement arrangement will be discontinued after April 10, 2026. The reimbursements are accrued daily and received monthly.
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
During the fiscal year ended November 30, 2025, Stone Harbor Emerging Markets Income Fund’s expenses were below its expense limitation.
D.
Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Stone Harbor Emerging Markets Income Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.
During the fiscal year ended November 30, 2025, the Adviser did not recapture reimbursed expenses or waived fees as there are no reimbursed expenses or waivers available to recapture.
E.
Administration Services
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the fiscal year ended November 30, 2025, the Funds incurred administration fees totaling $881 which are included in the Statements of Operations within the line item “Administration and accounting fees.”
F.
Trustees’/Directors’ Fees
For the fiscal year ended November 30, 2025, the Funds incurred independent Trustees’/Directors’ fees totaling $45 which are included in the Statements of Operations within the line item “Trustees’/Directors’ fees and expenses.” No remuneration was paid to the officers or affiliated trustee.
G.
Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the fiscal year ended November 30, 2025, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
H.
Trustees/Director Deferred Compensation Plan
The Funds provide a deferred compensation plan for its Trustees/Directors who receive compensation from the Funds. Under the deferred compensation plan, Trustees/Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by each Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees/Directors. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities at November 30, 2025.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities, and certain derivatives) during the fiscal year ended November 30, 2025, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$103,703	$118,588
Stone Harbor Emerging Markets Income Fund	107,328	115,624
Total Return Fund Inc.	266,593	342,014
Purchases and sales of long-term U.S. government and agency securities during the fiscal year ended November 30, 2025, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$15,349	$10,866
Total Return Fund Inc.	26,505	19,192

Note 6. Federal Income Tax Information
($ reported in thousands)
At November 30, 2025, the approximate cost basis and aggregate unrealized appreciation (depreciation) of investments and other financial instruments held by the Funds for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Multi-Sector Income Fund	$130,236	$3,932	$ (2,738)	$1,194
Stone Harbor Emerging Markets Income Fund	182,648	15,353	(8,433)	6,920
Total Return Fund Inc.	518,781	64,940	(19,688)	45,252
The Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2025, the Funds’ capital loss carryovers are as follows:

Fund	Short-Term	Long-Term
Global Multi-Sector Income Fund	$8,223	$30,535
Stone Harbor Emerging Markets Income Fund	90,906	140,455
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Global Multi-Sector Income Fund	$—	$ —	$546	$38,758
Stone Harbor Emerging Markets Income Fund	—	39	— (1)	231,361
Total Return Fund Inc.	2,453	—	—	—

(1)	Amount is less than $500 (not in thousands).
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended November 30, 2025 and 2024 was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Multi-Sector Income Fund
11/30/25	$5,517	$ —	$5,344	$10,861
11/30/24	5,055	—	5,806	10,861
Stone Harbor Emerging Markets Income Fund
11/30/25	15,452	—	6,758	22,210
11/30/24	20,130	—	99	20,229
Total Return Fund Inc.
11/30/25	12,719	21,227	—	33,946
11/30/24	8,721	—	30,026	38,747
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Funds and their investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of the Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of each Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Funds from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact each Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of each Fund’s assets. The securities of the Funds may be deemed to have a zero value. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. If the Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect each Fund’s NAV and dilute investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Funds invest a significant portion of its assets in a particular emerging market, the Funds will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Funds as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Funds, positive or negative, than if the Funds did not concentrate their investments in such sectors.
At November 30, 2025, Total Return Fund Inc. held securities issued by various companies in specific sectors as detailed below:
Sector	Percentage of Total Investments
Utilities	37%
Stone Harbor Emerging Markets Income Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. Global Multi-Sector Income Fund and Total Return Fund Inc. borrow through their margin financing facility for the purpose of leveraging their portfolio. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Funds would be magnified to the extent the Funds are leveraged.
Note 8. Borrowings
($ reported in thousands)
Margin Financing
Global Multi-Sector Income Fund has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 (the “Commitment Amount”). Effective May 12, 2025, the Commitment Amount was reduced to $50,000. Borrowings under the New Agreement are covered by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including posting collateral. If the Fund may be required to repay immediately, in part or in full, the borrowed sum, necessitating the sale of securities at potentially inopportune times. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time.
For the fiscal year ended November 30, 2025, the Fund had average borrowings of $40,639 with an average interest rate of 5.13%. Interest and commitment fees accrued for the fiscal year ended November 30, 2025 were $2,114 and $2, respectively, and are included in the “Interest expense on borrowings” line of the Statements of Operations. The carrying value approximates the fair value of the borrowing at November 30, 2025.
Outstanding Borrowings	Interest Rate
$39,200	4.73%
Total Return Fund Inc. has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $200,000 (the “Commitment Amount”). Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the OBFR plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the fiscal year ended November 30, 2025, the Fund had average borrowings of $166,102 with an average interest rate of 5.10%. For the same period, the interest expense related to the borrowings amounted to $8,594 and is included with in the “Interest expense on borrowings” line in the Statements of Operations. The carrying value approximates fair value of the borrowing at November 30, 2025.
At November 30, 2025, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$164,900	4.71%
Reverse Repurchase Agreements
Stone Harbor Emerging Markets Income Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security to a financial institution, the counterparty, in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability in the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Fund may

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Schedule of Investments as full or partially pledged securities. The total amount of securities pledged and cash collateral pledge at November 30, 2025 was $46,900 and $688, respectively. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2025. For the fiscal year ended November 30, 2025, the average amount of reverse repurchase agreements outstanding was $45,484, at a weighted average interest rate of 4.92%.
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of November 30, 2025:
Overnight & Continuous

Sovereign Debt Obligations	$17,911
Corporate Bonds	20,708
Total	$38,619
Note 9. Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees/Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Shares and Capital Transactions
At November 30, 2025, Global Multi-Sector Income Fund has one class of common stock with no par value of which unlimited shares are authorized and 11,313,094 shares are outstanding.
At November 30, 2025, Stone Harbor Emerging Markets Income Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized and 32,027,733 shares are outstanding.
At November 30, 2025, Total Return Fund Inc. had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 55,548,447 shares are outstanding.
On March 11, 2024, Total Return Fund Inc. announced that its Board of Directors had approved a tender offer to acquire 10% of the Fund’s outstanding shares and two additional conditional tender offers. On April 2, 2024, Total Return Fund Inc. announced the commencement of the 10% tender offer (6,857,832 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the business day immediately following the day the expiration date of the tender offer. The tender offer expired on May 1, 2024. Total Return Fund Inc. purchased the maximum number of shares covered by the offer price of $5.9976 per share, which represented a price equal to 98% of the NAV per share as

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
of the close of trading on the NYSE on May 2, 2024. As a result of the tender offer, $41,131 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer.
On January 7, 2025, Total Return Fund Inc. announced the commencement of the first conditional tender offer: a 10% tender offer (6,172,049 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the day the tender offer expired. The tender offer expired February 6, 2025. Total Return Fund Inc. purchased the maximum number of shares covered by the offer price of $6.4386 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on February 6, 2025. As a result of the tender offer, $39,739 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer.
The second conditional tender offer is for up to 10% of the Fund’s then outstanding shares at a price equal to 98% of the Fund’s NAV if the simple average trading discount, calculated using the NYSE closing market price on each day the NYSE is open for trading, is equal to or greater than 10% during the consecutive 180 calendar day period from April 1, 2025 through September 26, 2025.
Note 11. Offering of Common Shares
($ reported in thousands)
Stone Harbor Emerging Markets Income Fund has an effective shelf registration statement offering up to $80,000 common shares of beneficial interest, par value $0.001 (“common shares”) (the “Offering”). The common shares may be offered and sold directly to purchasers, through at-the-market offerings using a distributor, or through a combination of these methods. Stone Harbor Emerging Markets Income Fund entered into an agreement with Foreside Fund Services, LLC to serve as the Fund’s distributor (“Distributor”). The Distributor entered into a sub-placement agent agreement with UBS Securities LLC. Initial costs incurred in connection with the Offering are recorded as “Prepaid expenses” in the Statements of Assets and Liabilities. As shares are sold, the portion of the costs attributed to the shares sold are amortized.
For the fiscal year ended November 30, 2024, Stone Harbor Emerging Markets Income Fund issued 101,763 shares, resulting in net proceeds of $509 and amortized $1 in offering costs recorded as a reduction in paid in surplus on common shares. For the fiscal year ended November 30, 2025, Stone Harbor Emerging Markets Income Fund issued 2,478,201 shares, resulting in net proceeds $12,445 and amortized $33 in offering costs recorded as a reduction in paid in surplus on common shares.
Note 12. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At November 30, 2025, the Funds did not hold any securities that were restricted.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
Note 13. Reorganization
($ reported in thousands)
On May 22, 2023, the shareholders of Stone Harbor Emerging Markets Fund (the “Acquiring Fund”) approved the issuance of additional common shares in connection with the proposed reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund (the “Acquired Fund”) with and into the Acquiring Fund. Pursuant to an agreement and plan of reorganization, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of the Acquiring Fund’s shares. The Acquiring Fund is the legal and accounting survivor out of the reorganization.
Each shareholder of the Acquired Fund received shares of the Acquiring Fund equal to the NAV of their Acquired Fund shares, as determined at the close of business on December 15, 2023. The reorganization was accomplished by a tax-free exchange of shares and was effective after the close of business on December 15, 2023. The share transactions associated with the reorganization are as follows:
Acquired Fund Shares Outstanding	Shares Converted to the Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
10,053,109	11,598,599	$51,054*	1.153733
* Includes net unrealized depreciation of $(2,434) at the close of business on December 15, 2023.
The net assets and composition of net assets for the Fund on December 15, 2023, were as follows:
Acquiring Fund’s Net Assets	Common Stock ($0.001 par value unlimited shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$76,378	$17	$224,724	$(148,363)
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately after the acquisition amounted to $127,432.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
Assuming the acquisition had been completed on December 1, 2023, the beginning of the fiscal period of the Acquiring Fund, the pro forma results of operations for the period ended November 30, 2024 would have been as follows:
Net investment income (loss)	$13,157 (a)
Net realized and unrealized gain (loss) on investments	21,194 (b)
Net increase (decrease) in net assets resulting from operations	$34,351
(a) $12,964, as reported in the Statements of Operations, plus $193 net investment income from the Acquired Fund pre-reorganization.
(b) $19,682, as reported in the Statements of Operations, plus $1,512 net realized and unrealized gain (loss) on investments from the Acquired Fund pre-merger.
Because the Acquiring Fund and the Acquired Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since December 15, 2023.
Note 14. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 15. Recent Accounting Pronouncements
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this ASU.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following event requires recognition or disclosure in these financial statements.
On November 3, 2025, Total Return Fund Inc. announced the commencement of the second conditional tender offer: a 10% tender offer (5,554,844 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the day the tender offer expired. The tender offer expired on December 3, 2025. Total Return Fund Inc. purchased the maximum number of shares covered by the offer price of $6.9874 per share, which

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2025
represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on December 3, 2025. As a result of the tender offer, $38,814 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Virtus Global Multi-Sector Income Fund and Virtus Stone Harbor Emerging Markets Income Fund and the Board of Directors and Shareholders of Virtus Total Return Fund Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund, and Virtus Total Return Fund Inc. (the “Funds”) as of November 30, 2025, the related statements of operations and cash flows for the year ended November 30, 2025, the statements of changes in net assets for each of the two years in the period ended November 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2025 for Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc. and for each of the three years in the period ended November 30, 2025 for Virtus Stone Harbor Emerging Markets Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2025, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2025 and each of their financial highlights for each of the five years in the period ended November 30, 2025 for Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc. and for each of the three years in the period ended November 30, 2025 for Virtus Stone Harbor Emerging Markets Income Fund in conformity with accounting principles generally accepted in the United States of America.
The financial statements of Virtus Stone Harbor Emerging Markets Income Fund as of and for the year ended November 30, 2022 and the financial highlights for each of the periods ended on or prior to November 30, 2022 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 27, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from an agent bank or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 23, 2026

We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
November 30, 2025
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2026, the Funds will notify applicable shareholders of amounts for use in preparing 2025 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended November 30, 2025, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	QDI	DRD	Long-Term Capital Gain Distributions ($)
Total Return Fund Inc.	94.25%	46.32%	$23,680

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan offers shareholders of Stone Harbor Emerging Markets Income Fund a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Dividend Reinvestment Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Dividend Reinvestment Plan.
The Automatic Reinvestment and Cash Purchase Plan and Dividend Reinvestment Plan (the “Plan”) offers shareholders of Global Multi-Sector Income Fund and Total Return Fund, a convenient way to acquire additional shares of the Funds. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

ADDITIONAL INFORMATION
Since November 30, 2024: (i) there have been no material changes in the Funds’ investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Funds’ charter or by-laws that would delay or prevent a change in control of the Funds’ which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Funds; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of Global Multi-Sector Income Fund’s portfolio. On December 11, 2024, Stone Harbor Emerging Markets Income Fund announced that David A. Oliver, CFA, would step down as portfolio manager effective December 31, 2024. On May 30, 2025, Total Return Fund Inc. announced it added Benjamin Caron, CFA, senior managing director and portfolio manager to its portfolio investment team. Benjamin Caron has over 25 years of experience in the investment industry, and is a member of Newfleet’s multi-sector portfolio management team. Connie Luecke, CFA, senior managing director and senior portfolio manager at Duff & Phelps Investment Management Co., stepped down as portfolio manager on the same date.
Additional information relating to the Funds’ Trustees/Directors and officers, and any other information found elsewhere in this annual report, may be requested by contacting the Funds at the address provided on the back cover of this report.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to maximize current income while preserving capital.
Principal Strategies:
The Fund seeks to generate high current income and total return by applying extensive credit research to capitalize on opportunities across undervalued sectors of the global bond markets.
The portfolio seeks global diversification among 14 sectors in order to potentially increase return and manage risk.
Principal Risks:
Credit: There is a risk that the issuer of a debt instrument will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

GLOBAL MULTI-SECTOR INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Emerging Markets: The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks. The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund.
Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result  in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.
Leverage: The Fund employs leverage through a line of credit. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Local, regional, or global events

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Emerging Markets Securities (the “80% policy”). “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.
The Fund considers emerging market countries as those countries identified by the World Bank Group as being “low income economies” or which are included in a J.P. Morgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, restricted securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund exposure to emerging markets, the Fund currently expects that its derivatives transactions or instruments will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options. The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.
The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection. In selecting Emerging Markets Securities for investment, the Fund’s subadviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations.
The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Fund’s subadviser, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.
The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund’s subadviser does not manage the Fund to have a specific average maturity or duration. The

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets Securities. Under certain limited circumstances, the Fund may obtain substantially all of its investment exposure to Emerging Markets Securities through the use of derivatives.
The Fund intends to invest less than 50% of its assets in a single country.
In addition, the Fund may invest the remainder of its assets in securities which will not be used to achieve the Fund’s 80% policy, such as shares of open- and closed-end investment companies, common stocks, bonds and convertible securities.
The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change. There have been no changes to the Fund’s investment objectives and policies during the reporting period. This information may not reflect all of the changes that have occurred since you purchased the Fund.
The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings and/or issuing preferred shares. The aggregate amount of the Fund’s Borrowings and the liquidation value of any preferred shares will generally not exceed 33 1/3% of the Fund’s Managed Assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund’s use of these transactions will be limited by the Fund’s policies relating to asset segregation and “coverage” of these types of transactions.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment.
Non-Diversification: As a non-diversified investment company, the Fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser ’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.  Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Emerging Market Investing: The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions, the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Currency Rate: Because the foreign securities in which the Fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.  Because the value of the Fund’s shares is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.
Foreign Currency Transactions: The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.
The Fund may use derivatives to acquire positions in various currencies, which presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative. The Fund also may take positions in currencies that do not correlate to the currency exposure presented by the Fund’s other investments. As a result, the Fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.
Sovereign Debt Obligations: When the Fund invests in debt instruments issued by a government outside the U.S., the Fund is exposed to the risks that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) the issuing government may default on its debt instruments, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Credit: There is a risk that the issuer of a debt instrument will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.  It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes.  Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Derivatives: Derivative are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.  Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject the Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, the Fund is subject to Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires a fund to apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective. Governments, agencies and/or other regulatory bodies may further adopt or change laws or regulations that could adversely affect the Fund’s ability to invest in derivatives as the Fund’s subadviser intends.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or

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INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
the resources required by the Fund or its adviser and/or subadviser to comply with particular regulatory requirements.
Reverse Repurchase Agreements: The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such agreements, which are in effect collateralized borrowings by the Fund, are considered to be senior securities under Investment Company Act of 1940, as amended unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.
Counterparty: When the Fund engages in investment techniques in which it relies on another party to consummate the transaction, the Fund is subject to the risk of default by the other party.  To the extent that the Fund enters into multiple transactions with a single or limited number of counterparties, the Fund will be subject to increased levels of counterparty risk.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Leverage: Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in more risk to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund’s costs of borrowing, the costs of derivatives transactions used to generate leverage the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The expenses of a borrowing program and/or of a derivatives transaction will be borne by shareholders and, consequently, will result in a reduction of the NAV of the Fund’s common shares.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund’s managed assets, which includes assets attributable to borrowings.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
No Guarantee: There is no guarantee that the Fund will meet its objective.

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is capital appreciation, with current income as a secondary objective.
Principal Strategies:
The Fund seeks to meet its objectives through a balance of equity and fixed income investments.
The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries.
The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Infrastructure-Related Investments: Infrastructure-related entities are subject to a variety of factors that may adversely affect their businesses or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Utilities Industry: Public utility companies are subject to intrinsic risks, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a

TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
reduction in the value of such security and losses to the Fund. Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Leverage: The Fund employs leverage through margin financing. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan (Unaudited)

Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

GLOBAL MULTI-SECTOR INCOME FUND
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan (Unaudited)

Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and  watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan (Unaudited)
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.
The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan

STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan
(Unaudited) (Continued)
Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-270-7788.

Results Annual Meeting of Shareholders (Unaudited)
Virtus Global Multi-Sector Income Fund
The Annual Meeting of Shareholders of Virtus Global Multi-Sector Income Fund was held on June 2, 2025. The meeting was held for purpose of electing three (3) nominees to the Board of Trustees. The results were as follows:

Election of Trustees	Votes For	Votes Withheld
Deborah A. DeCotis	8,975,891.610	144,874.497
R. Keith Walton	8,926,936.047	193,830.060
Brian T. Zino	8,925,500.047	195,266.060
Based on the foregoing, Messrs. Walton and Zino and Ms. DeCotis were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were George R. Aylward*, Donald C. Burke, F. Ford Drummond, Sarah E. Cogan, and John R. Mallin. Mr. Mallin retired from the Board effective December 31, 2025.
*Interested Trustee
Virtus Stone Harbor Emerging Markets Income Fund
The Annual Meeting of Shareholders of Virtus Stone Harbor Emerging Markets Income Fund was held on June 2, 2025. The meeting was held for purpose of electing four (4) nominees to the Board of Trustees. The results were as follows:

Election of Trustees	Votes For	Votes Withheld
Donald C. Burke	20,423,754.030	1,395,106.770
Sarah E. Cogan	20,385,390.030	1,433,470.770
Connie D. McDaniel	20,368,397.030	1,450,463.770
Brian T. Zino	20,295,588.030	1,523,272.770
Based on the foregoing, Messrs. Burke and Zino and Mses. Cogan and McDaniel were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were George R. Aylward*, Deborah A. DeCotis, F. Ford Drummond, John R. Mallin, and R. Keith Walton. Mr. Mallin retired from the Board effective December 31, 2025.
*Interested Trustee

Results Annual Meeting of Shareholders (Unaudited) (continued)
Virtus Total Return Fund Inc.
The Annual Meeting of Shareholders of Virtus Total Return Fund Inc. was held on June 2, 2025. The meeting was held for purpose of electing three (3) nominees to the Board of Directors. The results were as follows:

Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	34,495,925.117	4,093,458.178
F. Ford Drummond	34,413,393.629	4,175,989.666
John R. Mallin	34,450,791.659	4,138,591.636
Based on the foregoing, Messrs. Aylward, Drummond and Mallin were re-elected to the Board of Directors. The Fund’s other Directors who continued in office were Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, and Connie D. McDaniel. Mr. Mallin retired from the Board effective December 31, 2025.
*Interested Trustee

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of each of Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), Virtus Global Multi-Sector Income Fund (“VGI”), and Virtus Total Return Fund Inc. (“ZTR” and together with EDF and VGI, the “Funds”) is responsible for determining whether to approve the continuation of the investment advisory agreements (the “Advisory Agreements”) between each Fund and Virtus Investment Advisers, LLC (“VIA”). The Board is also responsible for determining whether to approve the continuation of the subadvisory agreements (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements” and together with the Advisory Agreements, the “Agreements”) among EDF, VIA, and Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (“VFIA”); VGI, VIA, and Newfleet Asset Management, a division of VFIA (“Newfleet”); ZTR, VIA, and Duff & Phelps Investment Management Co. (“Duff & Phelps” and together with Stone Harbor and Newfleet, the “Subadvisers”); and ZTR, VIA, and Newfleet. At meetings held on August 27, 2025, October 30, 2025, and November 17-18, 2025 (the “Meetings”), the Board of each Fund, including a majority of the trustees who are not interested persons of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. The Agreements were approved at the November 17-18, 2025 meeting.
In connection with the approval of the Agreements, the Independent Trustees and independent legal counsel requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results, compliance reports, and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. Prior to the Meetings, the Independent Trustees met with their independent legal counsel to evaluate information provided by management. For each Agreement, the Board considered each of the relevant factors with respect to the applicable Fund and its shareholders. The Independent Trustees also submitted written information requests to VIA and the Subadvisers and considered the responses provided. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Fund by VIA and the Subadviser(s); (b) the performance of the Fund as compared to an appropriate peer group and an appropriate index and comparable accounts; (c) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates and total expenses with those of a group of funds with similar investment strategies; (d) the profitability of VIA under the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES
(Unaudited) (Continued)
Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadviser(s), and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Fund); (f) the anticipated effect of growth in size based on the Fund’s performance and expenses; (g) fees paid to VIA and the Subadviser(s) by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
In response to the Independent Trustees’ request, the Trustees received in advance of the Meetings information provided by VIA and the Subadvisers, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. In considering the Advisory Agreement with VIA, the Board considered that VIA is responsible for management of the Funds’ investment programs and for evaluating and selecting subadviser(s) on an ongoing basis and making recommendations to the Board regarding hiring, retaining, or replacing subadvisers, subject to shareholder approval, as applicable. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor a subadviser’s compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel, including in managing each Fund’s respective leverage arrangements; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative (including certain transfer agency services) and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties to the Funds and other funds managed through Board meetings, discussions and reports during the preceding year, as well as information from the Funds’ Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadvisers, the Board considered information provided to the Board by the Subadvisers, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadvisers provided portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES
(Unaudited) (Continued)
objective(s), policies and restrictions set forth in the Funds’ prospectuses and statements of additional information and other disclosures. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of each Subadviser’s management and other personnel committed by the Subadviser to the Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and use of soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadvisers were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for each Fund prepared by Broadridge (each, a “Broadridge Report”), an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio compositions, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisers. The Board also noted each Subadviser’s performance record with respect to each respective Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, a performance report prepared by management reflecting each Fund’s performance as of the quarter ended September 30, 2025, as well as the information set forth below with respect to the performance of each Fund for the period ended March 31, 2025. The Board also reviewed comparisons of each Fund’s management fee and total expense levels to those of its peer universe as of April 30, 2025, when considering Fund performance.
Virtus Stone Harbor Emerging Markets Income Fund. The Board noted that EDF outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES
(Unaudited) (Continued)
noted that EDF outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods. The Board considered that EDF underperformed the median of its Performance Universe and underperformed its benchmark as of the quarter ended March 31, 2025. The Board noted that EDF’s performance was in the first quintile of its Performance Universe for the 1-, 3-, 5- and 10-year periods.
The Board considered management’s discussion about the reasons for EDF’s recent performance relative to its Performance Universe and benchmark, taking into account the reasons discussed for EDF’s recent underperformance and/or actions taken to address the underperformance.
Virtus Global Multi-Sector Income Fund. The Board noted that VGI underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that VGI outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods. The Board considered that VGI underperformed the median of its Performance Universe and underperformed its benchmark as of the quarter ended March 31, 2025. The Board noted that VGI’s performance was in the fifth quintile of its Performance Universe for the 1-, 3-, 5- and 10-year periods.
The Board considered management’s discussion about the reasons for VGI’s performance relative to its Performance Universe and benchmark, taking into account reasons discussed for the VGI’s underperformance and/or actions taken to address the underperformance.
Virtus Total Return Fund Inc. The Board noted that ZTR underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods but outperformed the median of its Performance Universe for the 1- year period. The Board also noted that ZTR outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods. The Board considered that ZTR outperformed the median of its Performance Universe and outperformed its benchmark as of the quarter ended March 31, 2025. The Board noted that ZTR’s performance was in the first quintile of its Performance Universe for the 1-year period, the fourth quintile of its Performance Universe for the 3-year period, and in the fifth quintile of its Performance Universe for the 5- and 10-year periods.
The Board considered management’s discussion about the reasons for ZTR’s performance relative to its peer group or benchmark, taking into account reasons discussed for the ZTR’s underperformance and/or actions taken to address the underperformance.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s management fee and total expense level, before and after investment related expenses, to those of its peer universe (the “Expense Universe”) and where possible, ranked each according to quintile (the first quintile being lowest and, therefore, most favorable in these expense component rankings, and fifth being highest and, therefore, least favorable in these expense component rankings). In comparing each Fund’s management fee to that of comparable industry funds, the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees. The Board took into consideration

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES
(Unaudited) (Continued)
that EDF’s expense limitation agreement was scheduled to expire at the end of its term and that neither VGI nor ZTR had an expense limitation agreement in place. The Board also noted that any subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee(s). The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. Each Subadviser provided, and the Board considered, fee information of comparable accounts managed by each Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe. The Board also considered each Fund’s fees and expenses compared to the fees charged to similar funds and accounts managed by the Adviser and/or Subadviser. The Board considered Management’s discussion of these fees, including any relevant differentiating factors and any limitations on the comparability of the comparable funds and accounts.
Virtus Stone Harbor Emerging Markets Income Fund. The Board noted that EDF’s gross management fees were above the median of the Expense Universe and total expenses, including investment related expenses, were at the median of the Expense Universe.
The Board concluded that EDF’s advisory and subadvisory fees were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Virtus Global Multi-Sector Income Fund. The Board considered that VGI’s management fee was in the third quintile of the Expense Universe and total expenses, including investment related expenses, were in the third quintile of the Expense Universe. The Board noted that VGI’s management fees were above the median of the Expense Universe and total expenses were less than the median of the Expense Universe.
The Board concluded that VGI’s advisory and subadvisory fees were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Virtus Total Return Fund Inc. The Board considered that ZTR’s management fee was in the second quintile of the Expense Universe and total expenses, including investment related expenses, were in the second quintile of the Expense Universe. The Board noted that the Fund’s management fees were below the median of the Expense Universe, and that the Fund’s total expenses were above the median of the Expense Universe.
The Board concluded that ZTR’s advisory and subadvisory fees were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES
(Unaudited) (Continued)
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Funds, as well as its profits and those of its affiliates for managing and providing other services to the Funds, such as administrative services provided to the Funds by VIA’s affiliates. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to the Funds, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was not excessive in light of the quality of the services rendered to each Fund by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers and the profitability to the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale. The Board took into account management’s discussion of the Funds’ advisory fee and subadvisory fee structure and the related information provided regarding industry peers.  The Board also took into account the current size of the Funds, among other factors. The Board considered that EDF’s expense limitation agreement was scheduled to expire at the end of its term and that neither VGI nor ZTR had an expense limitation agreement in place. The Board noted that VIA and each Fund may realize certain economies of scale if the assets of a Fund were to increase due to, for example, growth of assets based on performance, the use of leverage, or an offering, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.
With respect to whether the Subadvisers would realize economies of scale as a Fund’s assets grow, the Board noted that because the subadvisory fee rate paid by VIA to the Subadviser was a percentage of the advisory fee, any increase in the amount of the advisory fee due to an increase in Fund assets and any decrease in the amount of the advisory fee due to a decrease in Fund assets would affect the subadvisory fees paid to the Subadviser(s).  As a result, the Board concluded that the Subadvisers would share in any economies of scale realized by VIA.
Other Factors
The Board considered other benefits that may be realized by VIA and the Subadvisers and their respective affiliates from their relationships with the Funds. The

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND,
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND AND
VIRTUS TOTAL RETURN FUND INC.
BY THEIR BOARDS OF TRUSTEES
(Unaudited) (Continued)
Board noted that an affiliate of VIA, VFIA, and Duff & Phelps provides administrative services to the Funds. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fees to be earned under the applicable Agreements.
The Board considered that there may be certain indirect or ancillary benefits which may accrue to VIA, the Subadvisers and their affiliates, including (but not limited to): (a) the ability to leverage relationships with service providers to obtain more favorable terms or rates, (b) reputational benefits, (c) the receipt of research products and services acquired through commissions paid on portfolio transactions, and (d) the potential to attract other business.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, including any proposed amendments, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

Stone Harbor Emerging Markets Income Fund
Annual Report dated November 30, 2025 – Additional Information
(Unaudited)

UPDATE TO INFORMATION IN REGISTRATION STATEMENT AND PROSPECTUS SUPPLEMENT
The following sections titled “Summary of Fund Expenses (Unaudited)”, “Senior Securities” and “Net Asset Value and Market Price Information” are being provided as an update to the information provided in the Stone Harbor Emerging Markets Income Fund’s (the “Fund”) registration statement on Form N-2, File No. 333-281241 and accompanying prospectus supplement pertaining to the offer and sale of the Fund’s common shares (“Common Shares”) in an at-the-market offering program (the “Offering”) and are incorporated by reference therein.
SUMMARY OF FUND EXPENSES (UNAUDITED)
The following table is intended to assist investors in understanding the annualized fees and expenses that an investor in the Fund’s Common Shares would bear, directly or indirectly. The table is based on the Fund’s capital structure as of November 30, 2025.
SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)[1]	1.00%
Offering Expenses Borne by the Fund (as a percentage of offering price)[2]	0.25%
Dividend Reinvestment and Cash Purchase Plan Fees[3]	None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common Shares)
Management Fees[4]	1.31%
Administration Fees[4]	0.13%
Interest Payments on Borrowed Funds[5]	1.54%
Other Expenses[6]	0.15%
TOTAL ANNUAL EXPENSES	3.13%
1 Represents the estimated commission that the Fund will pay to Foreside Fund Services, LLC (“Foreside”) with respect to the Common Shares being sold in this offering pursuant to a distribution agreement between the Fund and Foreside (“Distribution Agreement”).  Pursuant to the Distribution Agreement, Foreside will be entitled to compensation of 1.00% of the gross sales price per share of Common Shares sold under the Distribution Agreement.  Commission payments will reduce the net proceeds from this offering and will be indirectly borne by all holders of the Fund’s Common Shares.
2 Offering expenses payable by the Fund will reduce the net proceeds from this offering and will be indirectly borne by all holders of the Fund’s Common Shares.
3 There will be no brokerage charges with respect to Common Shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the Plan Administrator, as defined below, to sell your Common Shares held in a dividend reinvestment account.
4 The contractual management fee and administration fee are asset-based fees calculated using the average daily Managed Assets (defined as the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minutes the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage)), of the Fund. The calculation reflects the Fund’s use of leverage during the twelve months ended November 30, 2025. The management fee cannot exceed 1.50% of the Fund’s net assets.

Stone Harbor Emerging Markets Income Fund
Annual Report dated November 30, 2025 – Additional Information
(Unaudited) (Continued)
5 Assumed Borrowings, as defined below, in an aggregate amount of 24% of average Managed Assets for the twelve months ended November 30, 2025. The expenses and rates associated with leverage may vary as and when Borrowings are made.
6 Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2025.
THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.
Expense Example
The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that the Fund’s Total Annual Expenses of 3.13% remain the same for the time periods shown. The example set forth below assumes a 5% annual rate of return. Actual annual rates of return may be greater or lesser than 5%.
The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.
The following example assumes a sales load of 1.00% and estimated costs of this offering of 0.25% as a percentage of the Common Shares offering price:
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$ 44	$ 108	$ 174	$ 352
SENIOR SECURITIES
The following table sets forth information about the Fund’s outstanding senior securities at the end of each fiscal year for the last ten fiscal years. The Fund’s senior securities during the periods shown are comprised of borrowings that constitute a “senior security” as defined in the 1940 Act. The information in the table below was derived from the Fund’s audited financial statements for each fiscal year in the ten-year period ended November 30, 2025.
Senior Securities Representing Indebtedness
Fiscal Year Ended	Title of Security	Total Principal Amount Outstanding (1)	Asset Coverage Per $1,000 of Principal Amount (2)
November 30, 2025	Reverse repurchase agreements	$ 38,619,000	$ 5,089
November 30, 2024	Reverse repurchase agreements	$ 49,554,000	$ 3,806
November 30, 2023	Reverse repurchase agreements	$ 14,172,000	$ 6,215
November 30, 2022	Reverse repurchase agreements	$ 28,600,000	$ 3,493
November 30, 2021	Reverse repurchase agreements	$ 45,481,000	$ 3,312
November 30, 2020	Reverse repurchase agreements	$ 46,057,000	$ 3,545
November 30, 2019	Reverse repurchase agreements	$ 8,976,000	$ 17,290
November 30, 2018	Reverse repurchase agreements	$ 84,687,000	$ 3,019
November 30, 2017	Reverse repurchase agreements	$ 64,505,000	$ 4,632
November 30, 2016	Reverse repurchase agreements	$ 100,841,000	$ 3,161

Stone Harbor Emerging Markets Income Fund
Annual Report dated November 30, 2025 – Additional Information
(Unaudited) (Continued)
1 Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year owed by the Fund to counterparties under reverse repurchase agreements in place at the time.
2 Represents the value of net assets plus the total principal amount outstanding at the end of the period divided by the total principal amount outstanding at the end of the period, multiplied by $1,000.
NET ASSET VALUE AND MARKET PRICE INFORMATION (UNAUDITED)
The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per common share and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.
Fiscal Quarter	Market Price		NAV per Common Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
	High	Low	High	Low	High	Low
November 30, 2025	$ 5.19	$ 4.81	$ 4.89	$ 4.88	6.13%	(1.43%)
August 31, 2025	$ 5.18	$ 4.93	$ 4.88	$ 4.77	6.15%	3.35%
May 31, 2025	$ 5.18	$ 4.27	$ 4.67	$ 4.36	10.92%	(2.06%)
February 28, 2025	$ 5.25	$ 4.62	$ 4.75	$ 4.68	10.53%	(1.28%)
November 30, 2024	$ 5.32	$ 4.77	$ 4.79	$ 4.71	11.06%	1.27%
August 31, 2024	$ 5.68	$ 5.11	$ 4.56	$ 4.53	24.56%	12.80%
May 31, 2024	$ 5.67	$ 4.81	$ 4.71	$ 4.59	20.38%	4.79%
February 29, 2024	$ 4.81	$ 4.23	$ 4.55	$ 4.44	5.71%	(4.73%)

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees/Directors and Officers of the Funds as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o the respective Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Burke, Donald C. YOB: 1960 Served Since: VGI: 2020, Class II EDF: 2022, Class II ZTR: 2020, Class I 96 Portfolios
Private investor (since
2009). Formerly, President
and Chief Executive Officer,
BlackRock U.S. Funds (2007
to 2009); Managing Director,
BlackRock, Inc. (2006 to
2009); and Managing
Director, Merrill Lynch
Investment Managers (1990
to 2006).

Director (2014 to 2021), Duff & Phelps Utility and
Corporate Bond Trust Inc.; Director (since 2011) and
Vice Chair (since 2023), Avista Corp. (energy
company); Trustee (2010 to 2014), Goldman Sachs
Fund Complex; and Director (2006 to 2010),
BlackRock Luxembourg and Cayman Funds.

Cogan, Sarah E. YOB: 1956 Served Since: VGI: 2021, Class II EDF: 2022, Class II ZTR: 2021, Class I 86 Portfolios
Retired Partner, Simpson
Thacher & Bartlett LLP
(“STB”) (law firm) (since
2019); Director, Girl Scouts
of Greater New York (since
2016); Trustee, Natural
Resources Defense Council,
Inc. (since 2013); and
formerly, Partner, STB (1989
to 2018).
Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: VGI: 2021, Class I EDF: 2022, Class I ZTR: 2021, Class I 86 Portfolios
Director, Cadre Holdings Inc.
(since 2022); Advisory
Director, Morgan Stanley &
Co., Inc. (since 1996);
Member, Circle Financial
Group (since 2009);
Member, Council on Foreign
Relations (since 2013); and
Trustee, Smith College (since
2017). Formerly, Director,
Watford Re (2017 to 2021);
Co-Chair Special Projects
Committee, Memorial Sloan
Kettering (2005 to 2015);
and Trustee, Stanford
University (2010 to 2015).
Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).
Drummond, F. Ford YOB: 1962 Served Since: VGI: 2021, Class III EDF: 2022, Class III ZTR: 2021, Class II 86 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Director (since 2011), Bancfirst Corporation

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
McDaniel, Connie D. YOB: 1958 Served Since: VGI: 2020, Class III EDF: 2022, Class III ZTR: 2020, Class III 93 Portfolios
Retired (since 2013). Vice
President, Chief of Internal
Audit, Corporate Audit
Department (2009 to 2013);
Vice President Global
Finance Transformation
(2007 to 2009); and Vice
President and Controller
(1999 to 2007), The
Coca-Cola Company.

Director (since 2019), Global Payments Inc.;
Chairperson (since 2021), Governance & Nominating
Committee, Global Payments Inc; Director (since
2021), North Florida Land Trust; Director (2014 to
2019), Total System Services, Inc.; Member (2011 to
2022) and Chair (2014 to 2016), Georgia State
University, Robinson College of Business Board of
Advisors; and Trustee (2005 to 2017), RidgeWorth
Funds.

Walton, R. Keith YOB: 1964 Served Since: VGI: 2016, Class I EDF: 2022, Class I ZTR: 2004, Class III 93 Portfolios
Senior Adviser (since 2022),
Brightwood Capital LLC;
Venture and Operating
Partner (2020 to 2021),
Plexo Capital, LLC; Venture
Partner (2019 to 2021) and
Senior Adviser (2018 to
2019), Plexo, LLC; and
Partner (since 2006), Global
Infrastructure Partners.
Formerly, Managing Director
(2020 to 2021), Lafayette
Square Holding
Company LLC; Senior
Adviser (2018 to 2019), Vatic
Labs, LLC; Executive Vice
President, Strategy (2017 to
2019), Zero Mass Water,
LLC; and Vice President,
Strategy (2013 to 2017),
Arizona State University.

Director (since 2017), certain funds advised by
Bessemer Investment Management LLC (9 portfolios);
Director (2006 to 2019), Systematica Investments
Limited Funds; Director (2006 to 2017), BlueCrest
Capital Management Funds; and Trustee (2014 to
2017), AZ Service.

Zino, Brian T. YOB: 1952 Served Since: VGI: 2016, Class I EDF: 2022, Class II ZTR: 2014, Class III 86 Portfolios	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).
Trustee (since 2011), Bentley University; Director
(1986 to 2009) and President (1994 to 2009), J&W
Seligman Co. Inc.; Director (1998 to 2009), Chairman
(2002 to 2004) and Vice Chairman (2000 to 2002), ICI
Mutual Insurance Company; and Member, Board of
Governors of ICI (1998 to 2008).

* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Aylward, George R.** Trustee and President YOB: 1964 Served Since: VGI: 2014, Class III EDF: 2022, Class I ZTR: 2006, Class II 110 Portfolios
Director, President and Chief
Executive Officer (since
2008), Virtus Investment
Partners, Inc. and/or certain
of its subsidiaries; and
various senior officer
positions with Virtus
affiliates (since 2005).

Director (since 2023), Stone Harbor Investment Funds
plc (9 sub-funds), Stone Harbor Global Funds plc (9
sub-funds) and Virtus Global Funds ICAV (9
sub-funds); Member (since 2021), Board of Governors
of the Investment Company Institute; and Director
(since 2013), Virtus Global Funds, plc (5 sub-funds).

** Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).
Senior Vice President, Product Development (since
2017), Vice President, Product Development (2008 to
2017) and various officer positions (since 2008),
Virtus Investment Partners, Inc. and/or certain of its
subsidiaries; and various officer positions (since 2008)
of various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); and Chief Financial Officer and Treasurer (since 2011).
Executive Vice President, Fund Services (since 2016),
Senior Vice President, Fund Services (2010 to 2016)
and various officer positions (since 2004), Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries; Director (since 2023), Stone Harbor
Investment Funds plc and Stone Harbor Global Funds
plc; Director (since 2019), Virtus Global Funds ICAV;
Director (since 2013), Virtus Global Funds, plc; various
officer positions (since 2006) of various registered
funds advised by subsidiaries of Virtus Investment
Partners, Inc.; and Member (2022 to 2025), BNY
Mellon Asset Servicing Client Advisory Board.

Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).
Vice President and Senior Counsel (since 2023), Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries; Attorney at Law engaged in private
practice as a solo practitioner (2018 to 2023); and
various officer positions (since 2023) of various
registered funds advised by subsidiaries of Virtus
Investment Partners, Inc.

Fromm, Jennifer YOB: 1973	Vice President, Counsel and Assistant Secretary (since 2024); Vice President, Chief Legal Officer, Counsel and Secretary (2020 to 2024).
Vice President (since 2016) and Senior Counsel, Legal
(since 2007) and various officer positions (since
2008), Virtus Investment Partners, Inc. and/or certain
of its subsidiaries; and various officer positions (since
2008) of various registered funds advised by
subsidiaries of Virtus Investment Partners, Inc.

Hackett, Amy YOB: 1968	Vice President (since 2013) and Assistant Treasurer (since 2011).
Vice President (since 2010) and Assistant Vice
President (2007 to 2010), Fund Services, Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries; and various officer positions (since 2007)
of various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Krishnan, Suneeta YOB: 1965	Vice President (since 2018) and Assistant Treasurer (since 2011).
Vice President (since 2017) and Assistant Treasurer
(since 2007), Mutual Fund Administration, Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries; and various officer positions (since 2009)
of various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.

Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).
Vice President (since 2023), Tax Director (since 2020)
and Assistant Vice President, Fund Administration
(2020 to 2023), Virtus Investment Partners, Inc.;
Assistant Vice President (since 2021) of various
registered funds advised by subsidiaries of Virtus
Investment Partners, Inc.; and Assistant Treasurer and
Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC
(2007 to 2019).

Santoro, Kathryn YOB: 1974	Vice President, Chief Legal Officer, Counsel and Secretary (since 2024).
Vice President and Senior Attorney (since 2024), Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries; and various officer positions (since 2024)
of various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.; Vice President,
General Counsel, and Secretary, Anuvu Corp. (2021 to
2023); Managing Counsel, Janus Henderson Investors
and various officer positions of registered funds
advised by Janus Henderson Investors (2016 to 2020).

Short, Julia R. YOB: 1972	Senior Vice President (since 2018).
Senior Vice President, Product Development (since
2017), Virtus Investment Partners, Inc. and/or certain
of its subsidiaries; Senior Vice President (since 2017)
of various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.; and Managing
Director, Product Manager, RidgeWorth Investments
(2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).
Chief Operating Officer (since 2021), Virtus Investment
Partners, Inc.; Executive Vice President (since 2021),
Virtus Investment Partners, Inc. and/or certain of its
subsidiaries; Executive Vice President (since 2021) of
various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.; Chief Operating
Officer (2018 to 2021), Russell Investments; Executive
Director (Jan. to July 2018), State of Wisconsin
Investment Board; and Partner and Chief Operating
Officer (2004 to 2018), William Blair Investment
Management.

Thaker, Nikita K. YOB: 1978	Vice President and Controller (since 2021) and Assistant Treasurer (since 2017)
Vice President (since 2021) and Assistant Vice
President (2016 to 2021), Mutual Fund Administration,
Virtus Investment Partners, Inc. and/or certain of its
subsidiaries; and various officer positions (since 2013)
of various registered funds advised by subsidiaries of
Virtus Investment Partners, Inc.

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Global Multi-Sector Income Fund
Stone Harbor Emerging Markets Income Fund
Total Return Fund Inc.101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees/Directors
Connie D. McDaniel, Chair of the Board of Trustees/Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Advisers
Virtus Investment Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services1-866-270-7788
Websitewww.Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078

For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8523 01-26

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the registrant’s board of trustees determined that each of Donald C. Burke and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,564 for 2025 and $50,064 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,225 for 2025 and $3,500 for 2024. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,008 for 2025 and $7,232 for 2024.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $13,008 for 2025 and $7,232 for 2024.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. During the period covered by the report, the members of the audit committee were: Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, John R. Mallin, Connie D. McDaniel, R. Keith Walton and Brian T. Zino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 866.270.7788, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadviser, Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (“Stone Harbor”). Following is a summary of Stone Harbor’s proxy voting policies.

In voting proxies, Stone Harbor is responsible for making investment decisions that seek to add value to its client assets and that are in the best interest of its clients. Stone Harbor has adopted proxy voting policies, general guidelines and procedures. As an adviser that primarily invests in fixed-income securities, Stone Harbor does not frequently have to vote proxies on behalf of its clients. In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize such value.

It is anticipated that Stone Harbor will generally follow its proxy voting general guidelines. If deemed to be in the best interests of a client, a portfolio manager may override the general guidelines without consultation with Stone Harbor’s Compliance & Risk Committee, unless the situation involves a conflict of interest. All overrides are subject to review by the Stone Harbor Compliance & Risk Committee.

In voting client proxies, Stone Harbor may encounter various potential conflicts of interest, such as when voting proxies pertaining to existing clients, potential clients, existing vendors, or lenders. In any case involving a potential or known conflict of interest, Stone Harbor personnel will consult with the Stone Harbor Compliance & Risk Committee in an attempt to resolve an actual or potential conflict. In addition, the Stone Harbor Compliance & Risk Committee reviews the proxy voting guidelines and portfolio manager overrides on at least an annual basis.

A complete copy of Stone Harbor’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Stone Harbor Investment Partners, Attn: Compliance, 1301 Avenue of the Americas, 14th Floor, New York, New York 10019.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James E. Craige, CFA. Mr. Craige is the chief investment officer, head of emerging markets, and co-founder of Stone Harbor Investment Partners, an investment manager of Virtus Investment Partners. In this role. Mr. Craige heads a team that manages emerging markets and global high yield portfolios for institutions including public and private pension plans, sovereign wealth funds, and insurance companies globally.

Prior to helping found Stone Harbor in 2006, Mr. Craige was a managing director and senior portfolio manager for emerging markets debt, and a member of the investment policy committee at Citigroup Asset Management. He held similar positions at Salomon Brothers, which he joined in 1992, prior to it being purchased by Citigroup in 1998. He began his career as a fixed income trading associate at Lehman Brothers in 1989.

Mr. Craige earned a B.S. in finance from the University of Vermont and serves on the Board of Advisors for the Grossman School of Business. He is a Chartered Financial Analyst® (CFA®) charterholder and member of the CFA Institute and the CFA Society New York. He began working in the investment industry in 1988.

Stuart Sclater-Booth. Mr. Sclater-Booth is the deputy chief investment officer and a portfolio manager for emerging markets debt, global sovereign, and asset allocation at Stone Harbor Investment Partners, an investment manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2014, Mr. Sclater-Booth was a managing director / head of emerging markets desk strategy at Goldman Sachs. Before joining Goldman Sachs, he served as executive director / global head of emerging markets macro strategy at J.P. Morgan Chase Securities. There, he held a series of roles, including executive director of emerging markets proprietary trading and vice president / head of trade strategy. Earlier in his career, Mr. Sclater-Booth was a research assistant in the U.S. macro research department at PaineWebber and an assistant economist in the domestic research department at the Federal Reserve Bank of New York.

Mr. Sclater-Booth earned a B.A. in economics from Vassar College and an M.A. in economics from Boston University. He began working in the investment industry in 1992.

Darin Batchman. Mr. Batchman is a portfolio manager for emerging markets corporate debt at Stone Harbor Investment Partners, an investment manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2011, Mr. Batchman was a director of Latin America integrated credit trading at Deutsche Bank Securities where he was responsible for structured debt and equity transactions for Latin American corporates, as well as managing all phases of transactions including initial pitches, pricing, due diligence, legal documentation, and syndication. Before joining Deutsche Bank, Mr. Batchman held roles as a director and senior vice president of equity strategies at Lehman Brothers, Inc. / Barclays Capital and as an associate director of emerging markets fixed income research at Bear Stearns & Co. Inc. In previous roles, Mr. Batchman served as an emerging markets fixed income analyst at Orix USA, and subsequently as a vice president and head of emerging markets corporate research at BCP Securities. Earlier in his career, Mr. Batchman was a high yield research associate in the emerging markets group at Credit Suisse First Boston/ Donaldson, Lufkin & Jenrette and held the role of high yield research associate at the Banque Nationale de Paris in New York. He began his career as an investment banking associate at Deutsche Bank Securities.

Mr. Batchman earned a B.S. in business administration from Kansas State University and an M.B.A with an emphasis in finance from the Leonard N. Stern School of Business at New York University. He began working in the investment industry in 1997.

Richard Lange. Mr. Lange is a portfolio manager for emerging markets corporate debt at Stone Harbor Investment Partners, an investment manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2010, Mr. Lange was as a trader for Autonomy Capital Group in London where he was responsible for private equity and debt investments in emerging market corporates. Before joining Autonomy Capital, Mr. Lange was the director for Latin America corporate credit trading at Deutsche Bank.

Mr. Lange earned a B.A. in finance and accounting from the Institut Commercial Superieur in Paris and an M.B.A. from the executive program at Columbia University. He began working in the investment industry in 2002.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2025, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed(1)	Total Assets (in millions)(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
James E. Craige, CFA	Registered Investment Companies:	6	$442	0	$0
	Other Pooled Investment Vehicles:	8	391	1	218
	Other Accounts:	29	6,828	0	0
Stuart Sclater-Booth	Registered Investment Companies:	6	442	0	0
	Other Pooled Investment Vehicles:	8	391	1	218
	Other Accounts:	29	6,828	0	0
Darin Batchman	Registered Investment Companies:	6	442	0	0
	Other Pooled Investment Vehicles:	8	391	1	218
	Other Accounts:	29	6,828	0	0
Richard Lange	Registered Investment Companies:	6	442	0	0
	Other Pooled Investment Vehicles:	8	391	1	218
	Other Accounts:	29	6,828	0	0

(1)

The number of accounts managed and assets under management for Stone Harbor include allocations of emerging markets debt strategies managed by a different division of Virtus Fixed Income Advisers, LLC. Stone Harbor is responsible for the management of these emerging markets debt allocations. The assets under management figures listed are shown on a gross basis.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with certain of its affiliated investment management firms, including Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (collectively, “Virtus”), believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

•

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

•

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2025, beneficial ownership of shares of the Fund by Messrs. Craige, Batchman, Lange, and Sclater-Booth, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
James E. Craige, CFA	$100,001-$500,000
Darin Batchman	$50,001-100,000
Stuart Sclater-Booth	$100,001-$500,000
Richard Lange	$0

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Stone Harbor Emerging Markets Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 2/6/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 2/6/26

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 2/6/26

*	Print the name and title of each signing officer under his or her signature.